                               DISCOVERY SELECT(R)

                               -------------------

                                VARIABLE ANNUITY

                      SEMIANNUAL REPORT TO CONTRACT OWNERS
                                  JUNE 30, 1998

                                    [PHOTO]

                              AS INDIVIDUAL AS YOU

            Prudential o AIM Advisors o Janus o MFS o OpCap Advisors
                        o T. Rowe Price o Warburg Pincus

                           [LOGO] Prudential
                                  DISCOVERY SELECT(R) Variable Annuity
                                  is issued by Pruco Life Insurance Company, except in New York where the issuer is Pruco Life Insurance Company of New Jersey. DISCOVERY SELECT is offered through Prudential Investment Management Services LLC. All are subsidiaries of The Prudential Insurance Company of America.

[LOGO]

================================================================================

This Semiannual Report includes the financial statements of the variable investment options in the DISCOVERY SELECT(R) Variable Annuity. It does not include the financial statements for your separate account. DISCOVERY SELECT Variable Annuity was first offered to the public on October 7, 1996.

================================================================================
Important Note

This Report may be used with the public only when preceded or accompanied by current prospectuses for the DISCOVERY SELECT Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectus contains complete details on risks, charges and expenses for the DISCOVERY SELECT Variable Annuity and the Variable Investment Options. Read the prospectuses carefully prior to investing or sending money. Annuities have limitations. For costs and complete details of coverage, call your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

DISCOVERY SELECT Variable Annuity is issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey) and is offered through Prudential Investment Management Services LLC. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

On Call to Help You Get the Most Out of Your Annuity.

At Prudential, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select(R) Variable Annuity offers. So whenever you need assistance do not hesitate to call or write our Prudential Annuity Service Center. Of course, your Registered Representative or Financial Advisor is also available to assist you with more complex matters such as helping you identify your goals, investment time horizon and level of risk.

How to Reach Us by Phone

Automated Service

For direct access to more standardized information about your contract or to request service forms, you can call our automated service line -- 24 hours a day, 365 days a year. Simply:

1.    Call 1-888-PRU-2888 toll-free from any touch-tone phone.

2. Press the number on your telephone keypad that corresponds to the type of information you want.

Your owner's kit includes a detailed brochure on your automated service options. Highlighted here is just a brief overview of the types of service requests you can make through this line.

Customer Service Representatives

For personalized annuity service, you can call one of our specially trained Customer Service Representatives toll-free at: 1-888-PRU-2888, Press 0 * Monday-Friday, 8:00 am to 9:00 pm ET.

Telephone Service Options

IF YOU WOULD LIKE                                             THEN PRESS

To get an update on your annuity contract,
change your PIN, or order forms                                   1 *

To obtain general product information, e.g., unit values,
interest rates, and investment options                            2 *

To speak to a Customer Service Representative                     0 *

How to Reach Us by Mail

Any written requests or correspondence about your annuity should be directed as follows:

      Regular Mail                            Express Mail

      Prudential Annuity Service Center       Prudential Annuity Service Center
      P.O. Box 14215                          300 Columbus Circle
      New Brunswick, NJ 08906-4215            Edison, NJ 08837

================================================================================

Table of Contents

Letter to Contractowners.....................................................2
     Discovery Select Now Offers Three New Investment Options
     1998 Market Review
     1998 Prudential's Outlook

The Prudential Series Fund, Inc. Portfolios.................................14
     Money Market Portfolio
     Diversified Bond Portfolio
     High Yield Bond Portfolio
     Stock Index Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Prudential Jennison Portfolio
     Global Portfolio

The Prudential Series Fund, Inc.............................................30
     Financial Statements
     Schedule of Investments
     Notes to Financial Statements
     Financial Highlights
     Board of Directors

AIM Management Group, Inc...................................................77
     AIM V.I. Growth and Income Fund
     AIM V.I. Value Fund

Janus......................................................................103
     Janus Aspen Series - Growth Portfolio
     Janus Aspen Series - International Growth Portfolio

MFS Investment Management..................................................123
     MFS Emerging Growth Series
     MFS Research Series

OpCap Advisors.............................................................163
     OCC Accumulation Trust - Managed Portfolio
     OCC Accumulation Trust - Small Cap Portfolio

T. Rowe Price Associates, Inc..............................................189
     Equity Income Portfolio
     International Stock Portfolio

Warburg Pincus Asset Management............................................223
     Warburg Pincus Post-Venture Capital Portfolio

===================================
Great News!

Discovery Select adds three new investment options. See page 4 for more details.

Visit the Prudential Website http://www.prudential.com to access daily unit values for each investment option within Discovery Select.

Six Months Ended June 30, 1998

Letter To Contractowners

[PHOTO]
E. Michael Caulfield
President

================================================================================
"Once again, the market reminded us of the critical nature of diversification."

Dear Contractowner:

We are pleased to provide our Semiannual Report to you on the investment performance of the portfolios that underlie your Discovery Select(R) Variable Annuity contract.

The past six months were a time of slowing economic growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an annualized rate of 3.5% for the six months ended June 30, according to Prudential economists.

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But not all stocks were equal. Large capitalization growth stocks with predictable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3%, while the average small capitalization value fund returned 4.7% over the prior six months. Bonds also provided dependable total returns of 3.9%, according to the Lehman Brothers Aggregate Index.

How Did Your Portfolios Perform?

You will be pleased to learn that the Discovery Select portfolios of the Prudential Series Fund delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Nearly all of the U.S. stock portfolios continued to post double-digit returns, while the bond portfolios finished with very healthy results.

Consistent with the market, the large capitalization growth portfolio -- Prudential Jennison -- posted unusually high returns of over 20%. On the other hand, the value-oriented Equity Portfolio, which returned over 12% in the six-month period, lagged the growth-oriented fund average. Once again, the market reminded us of the critical nature of diversification.

Some portfolios finished the reporting period ahead of the average variable life and variable annuity contracts in their respective categories. These were the Money Market, Diversified Bond, Government Income, Zero Coupon Bond 2005, High Yield Bond, Stock Index, Prudential Jennison, Global and Natural Resources Portfolios.

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of Contractowners "staying the course" for the long term.

Of course, this does not mean you should ignore change. Indeed, with record valuations in the U.S. stock market at a time when U.S. corporate earnings are slowing, now may be a good time to review your asset allocation. While stocks continue to be the investment of choice for many seeking long-term wealth accumulation, you may wish to consider diversifying a portion of your holdings to help lessen the effects of market uncertainty. Your Prudential Securities Financial Advisor/Pruco Securities Registered Representative would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ E. Michael Caulfield

E. Michael Caulfield
President

July 24, 1998

================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Securities Financial Advisor/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

GREAT NEWS

DISCOVERY SELECT(R)

Now Offering Three New Investment Options.

Building on our commitment to provide you with the choices you need to save for retirement, we are pleased to announce, on September 1, 1998, DISCOVERY SELECT has added three new investment options to its underlying family of portfolios.

After a careful review of many potential candidates, our research team selected three compelling investment options because they truly complement the existing portfolios in Discovery Select. Like all of the portfolios in Discovery Select, each new investment option is guided by highly respected money managers. The new investment options are:

[LOGO] Prudential     Prudential Small Capitalization Stock Portfolio(1) --
                      A new addition to the Small/Mid Cap Growth Asset Class, this Portfolio seeks long-term growth of capital.

[LOGO](R) AMERICAN    American Century VP Value -- An addition to the Small/Mid
          CENTURY     Cap Value Asset Class, this Portfolio seeks long-term
                      capital growth. Income is a secondary objective.

[LOGO]                Franklin Small Cap Investments Fund - Class 2 -- Another
FranklinTempleton(R)  addition to the Small/Mid Cap Growth Asset Class, this
                      Portfolio seeks long-term capital growth.

A DISCOVERY SELECT Prospectus Supplement and prospectuses for the new investment options with detailed information on these investment options, including their objectives, risks, fees, and expenses, will be mailed to you shortly. As always, please read these prospectuses carefully prior to investing in any of the new investment options.

Each quarter, our research team reviews the underlying portfolios in DISCOVERY SELECT to ensure that they continue to meet a strict set of criteria, including above average long-term performance, asset class consistency, consistency of investment philosophy, and a stable management team. A complete listing of all of DISCOVERY SELECT's portfolios and their corresponding asset categories appear on page 6.

A good way to determine if these new investment options fit your long-term goals and risk tolerance is by completing a new Asset Allocation Questionnaire. The Prudential Investments Asset Allocation Program was designed to help you find the right mix of investments within your Discovery Select Variable Annuity.

For more information about Discovery Select's newest investment options or to complete an Asset Allocation Questionnaire, contact your Pruco Securities Registered Representative or Prudential Securities Financial Advisor. S/he can help determine if the new investment options are right for you.

================================================================================
It's a good idea to complete a new questionnaire each year to make sure your asset allocation reflects any changes in your investment needs, goals, and time horizon.

(1) The S&P SmallCap 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

The DISCOVERY SELECT(R) Investment Options.

The DISCOVERY SELECT Variable Annuity offers 24 carefully selected investment options to suit a wide variety of financial goals and risk levels. This chart illustrates the investment options available, ranked by asset class in order of their risk/return potential, from lowest to highest.

                           Variable Investment Options

--------------------------------------------------------------------------------------------------------------
Lowest Risk/Return Potential Category


MONEY MARKET PORTFOLIO   FIXED INCOME PORTFOLIOS      LARGE CAP VALUE PORTFOLIOS   LARGE CAP GROWTH PORTFOLIOS
Prudential Series Fund   Prudential Series Fund       Prudential Series Fund       Prudential Series Fund
 Money Market Portfolio   Diversified Bond Portfolio   Equity Portfolio             Jennison Portfolio
                         Prudential Series Fund       Prudential Series Fund       Prudential Series Fund
                          High Yield Bond Portfolio    Equity Income Portfolio      Stock Index Portfolio
                                                      AIM V.I. Value Fund          AIM V.I. Growth & Income
                                                      OCC Accumulation Trust        Fund
                                                       Managed Portfolio           Janus Aspen Series Growth
                                                      T. Rowe Price Equity Income   Portfolio
                                                       Portfolio                   MFS Research Series
----------------------------------------------------------------------------------------------->
                                                          Highest Risk/Return Potential Category

SMALL/MID CAP VALUE PORTFOLIO  SMALL/MID CAP GROWTH PORTFOLIOS  INTERNATIONAL EQUITY PORTFOLIOS
American Century VP Value      Prudential Series Fund Small     Purdential Series Fund Global
OCC Accumulation Trust Small    Capitalization Stock Portfolio    Portfolio
 Cap Portfolio                 Franklin Small Cap               Janus Aspen Series International
                                Investments Fund                  Growth Portfolio
                               MFS Emerging Growth Series       T. Rowe Price International
                               Warburg Pincus Post-Venture        Stock Portfolio
                                Capital Portfolio

                        Interest Rate Investment Options

                    7-Year Market-Value Adjustment Option(1)
                    1-Year Fixed-Rate Option

Source: Prudential Investment Corporation as of 9/1/98. The illustration above shows the approximate relationship among the investment categories in terms of risk and return potential. Each portfolio incurs its own risks, and the value of each portfolio will fluctuate based on the performance of the underlying investments. Please see the prospectus for additional information about the portfolios, including risks and expenses.

(1) 7-Year Market-Value Adjustment Option is not available to residents of Maryland, Oregon and Washington.

                      (This page intentionally left blank)

1998 Market Review

The U.S. Market Only Pauses for Breath.

It was a "flight to quality," but what a flight! The flow of money into the stock market continued to be strong, bolstered by the record $29 billion influx from foreign investors in the first quarter. U.S. stocks rose 17.7% year-to-date as measured by the Standard & Poor's 500 Index (S&P 500), an unmanaged index considered to be generally representative of the U.S. stock market. It was a blistering pace.

The economic slowdown in Asia, as well as the release of some disappointing earnings announcements, gave investors pause from mid-March to mid-June, when the bull market resumed.

In general, investors preferred growth stocks of large, well-established companies during the reporting period. Small-company stocks trailed large-company stocks, while growth stocks dramatically outperformed value stocks. The differences were substantial.

The market rise has been very focused. Today, the 20 largest growth stocks represent nearly 30% of the S&P 500, close to the market concentration peak in 1974. The average P/E of these 20 stocks is 36.4, compared to a P/E of 21.3 on the other 480 stocks in the S&P 500.

Consumer Cyclicals Led.

The best-performing sector in the S&P 500 was consumer cyclicals. These are companies whose sales to consumers increase when the economy grows. This sector was led by apparel retailers (up 56%), automobile companies (up 51%) and general retailers (up 51%) such as Wal-Mart and Kmart. Consumer confidence was high, interest rates were low and home building got a quick start because of a mild winter. Home builders (up 31%) also had good returns, although not quite at the pace of the market leader.

Technology Stocks Were Investors' Favorites.

Manufacturers of communications equipment were the single best-performing group (up 62%) in the S&P 500. Lucent Technologies' stock more than doubled in price during the half-year. Computer software companies, such as Microsoft, Computer Associates, Oracle and Unisys (whose stock also more than doubled in the period), had the fifth highest average return -- 45%.

================================================================================
How the Markets Compared(1)

                                                  Average Return Over
                     Return Over                     Past 20 Years
                    Past 12 Months                   (Annualized)
                    --------------                   ------------

Money Market              5.0%                            7.7%

Bonds                    11.3%                           10.0%

Foreign Stocks           17.5%                           15.4%

U.S. Stocks              30.2%                           17.4%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 6/30/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

================================================================================
Consumer Cyclicals Led the Market.

                                                                        YTD 1998
                                                                        --------
Consumer Cyclicals                                                        35.2%
Technology                                                                28.2%
Consumer Growth                                                           17.3%
Finance                                                                   16.5%
Industrials                                                               12.0%
Utilities                                                                 10.9%
Energy                                                                     4.5%
--------------------------------------------------------------------------------
Source: Prudential Investments.

================================================================================
Large Growth Stocks Outperformed Small Value Stocks.

                                                                        YTD 1998
                                                                        --------
Large Growth                                                              20.3%
Small Value                                                                4.7%
--------------------------------------------------------------------------------
Source: Morningstar, Inc. For purposes of comparison only.

Consumer Growth Was Strong.

The consumer growth and staples category includes companies whose sales to consumers tend to grow at a relatively consistent pace. It was led by restaurant companies (up 37%), such as McDonald's and TRICON Global Restaurants. Cosmetics and health-care companies also had a good half-year, but tobacco companies were the second worst-performing group, losing ground over the period.

Industrials Lagged.

Industrials suffered, because the Asian economic slowdown reduced the demand for commodities. Railroads (down 11%), specialty chemicals, metals (particularly aluminum and nonferrous metals) and gold all fell in price.

================================================================================
The Dow in the Past Twelve Months

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Jun '97    Jul '97     Aug '97     Sep '97     Oct '97     Nov '97     Dec '97
-------    -------     -------     -------     -------     -------     -------
7672.79    8,222.61    7,622.42    7,945.26    7,442.08    7,823.13    7,908.25
7722.33    8,194.04    7,879.78    8,015.5     7,674.4     8,013.11    7,965.04
7795.38    8,198.45    7,894.64    8,027.53    7,689.13    8,018.83    7,978.99
7895.81    8,187.54    7,867.24    8,038.58    7,692.57    8,032.01    7,906.25
7858.49    8,259.31    7,822.41    8,100.22    7,683.24    8,050.16    7,902.27
7962.31    8,188       7,835.18    8,178.31    7,581.32    8,149.13    7,802.62
7842.43    8,031.22    7,851.91    8,095.06    7,552.59    8,110.84    7,580.42
7886.76    8,062.11    7,719.28    8,061.42    7,558.73    8,049.66    7,647.18
7921.82    7,960.84    7,660.98    8,045.21    7,401.32    7,978.79    7,732.13
7922.98    7,928.32    7,742.97    8,072.22    7,487.76    7,848.99    7,784.69
7975.71    7,942.03    7,721.14    8,096.29    7,572.48    7,838.3     7,691.77
8038.88    7,694.66    7,895.92    8,057.98    7,698.22    7,922.59    7,753.55
8020.77    7,803.36    7,886.44    7,938.88    7,650.82    7,976.31    7,873.12
7890.46    7,918.1     7,922.72    7,847.03    7,724.74    7,957.41    7,794.4
7906.72    8,021.23    7,917.27    7,921.44    7,826.61    7,846.5     7,730.88
8061.65    7,893.95    7,996.83    8,060.44    7,881.07    7,756.29    7,700.74
8088.36    7,887.91    7,970.06    8,034.65    7,767.92    7,819.31    7,712.94
8116.93    7,859.57    7,906.71    7,847.77    7,808.95    7,691.77    7,815.08
8113.44    7,782.22    7,848.01    7,715.41    7,794.78    7,660.13    7,915.47
8121.11    7,787.33    7,922.18    7,161.15                7,679.31    7,973.02
8174.53    7,694.43    7,991.43    7,498.32                7,792.41
8254.89                7,945.26    7,506.67                7,915.97
                                   7,381.67

Jan '98    Feb '98     Mar '98     Apr '98     May '98     Jun '98
-------    -------     -------     -------     -------     -------
7906.5     8,545.72    8,799.81    9,063.37    8,970.2     8,952.02
8107.78    8,550.45    8,868.32    9,147.07    8,899.95
8160.35    8,584.83    8,986.64    9,192.66    8,922.37
8129.71    8,539.24    8,983.41    9,147.57    8,891.24
8117.25    8,444.33    9,033.23    9,054.65    8,803.8
8189.49    8,569.39    8,956.5     8,976.68    8,870.56
8180.52    8,567.14    8,891.48    9,055.15    9,037.71
8295.61    8,643.12    8,994.86    9,091.52    9,069.6
8314.55    8,675.75    9,012.3     9,161.77    9,049.92
8369.6     8,659.56    9,110.2     9,211.84    8,971.7
8370.1     8,602.52    9,162.27    9,172.23    8,811.77
8398.5     8,718.85    9,076.57    9,096       8,834.94
8451.06    8,749.99    9,167.5     9,050.91    8,627.93
8375.58    8,775.4     9,141.84    9,054.65    8,665.29
8413.94    8,803.05    9,184.94    9,171.48    8,829.46
8410.2     8,906.43    9,176.72    9,132.37    8,813.01
8370.1     8,816.25    9,143.33    9,114.44    8,712.87
8457.78    8,904.44    9,064.62    8,963.73    8,711.13
8490.67    8,872.8     8,917.64    8,936.57    8,828.46
           8,846.89    8,898.96                8,923.87
           8,796.08    8,951.52                8,935.58
           8,782.12                            8,944.54
                                               8,997.36

July 16, 1997 The Dow passes 8,000-point mark.

Oct. 28, 1997 The Dow surged 337 points, its largest point gain ever

April 16, 1998 The Dow tops the 9,000-point mark.

--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.

Energy Demand Lagged.

The economic slowdown in Asia and the mild North American winter, together with supplies that had been increasing for some time, combined to keep energy firms at the bottom of the list. Oil and gas drillers was the worst-performing industry group in the S&P 500.

1998 Market Review
         continued

U.S. Bonds: The Leader of the Pack.

Contrasting economic conditions between the U.S. and Asian countries enhanced the appeal of U.S. bonds. As a result, the high yield, corporate and government sectors of the domestic debt market provided the highest returns in the taxable fixed-income universe over the past six months.

In the U.S., a nearly ideal economic climate prevailed, pushing bond prices higher and yields lower. Inflation, the archenemy of bondholders, remained subdued. Economic growth began slowing from the robust 5.4% annualized pace of the first quarter, indicating that inflationary pressures will likely remain in check.

Across the Pacific, however, the Japanese economy fell into recession. Skittish overseas investors shifted money from emerging markets and Asia into U.S. government securities for their relative safety, causing further declines in interest rates.

Bonds returned 3.9% for the six-month period ended June 30, 1998, as measured by the Lehman Brothers Aggregate Index. High yield bonds returned 4.5% for the same period; U.S. government securities, 4.2%; and investment-grade corporate bonds, 4.2%.

The top performance by corporate high yield (or junk) bonds masked the fact that the sector fared better in the first quarter than the second quarter. Initially, strong investor demand easily absorbed the flood of new high-yielding bonds. But as corporate default rates edged higher and earnings growth slowed, investors demanded a larger reward for purchasing below investment-grade debt. This attitude caused the difference between yields on high yield bonds and comparable Treasuries to increase during the spring.

Investment-grade corporate bonds followed a similar path. Favorable domestic economic conditions buoyed the market earlier in the year, but continued heavy new issuance and growing concern about corporate earnings crimped the rally in late spring.

Among U.S. government securities, longer-term bonds gained most. The yield on the 30-year Treasury bond fell in June to its lowest level since regular sales of the securities began in 1977. Tax-exempt municipal bond issuance soared as state and local governments rushed to take advantage of rock-bottom interest rates.

================================================================================
30-Year U.S. Treasury Yields

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  Jan '98    Mar '98     May '98    Jun '98
                  -------    -------     -------    -------
                   5.84       6.02        5.93       5.63
                   5.73       5.89        5.98
                   5.81       5.88        5.97
                   5.97       5.96        5.9
                   5.8        5.79        5.8
                   5.92       5.88        5.79
                   5.85       5.88        5.66
                   5.87       5.95        5.67
                   5.92

--------------------------------------------------------------------------------
Weekly closing yields for the past six months. Source: Bloomberg, as of 6/26/98.

================================================================================
High Yield Bonds Top

                                                                        YTD 1998
                                                                        --------
High Yield Bonds                                                          4.5%
Government Bonds                                                          4.2%
Corporate Bonds                                                           4.2%
Aggregate Index                                                           3.9%
Mortgage Bonds                                                            3.4%
--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 6/30/98.

The World: Europe Takes Off.

Europe, where stock markets took off a year ago, hit the afterburners in 1998, returning nearly 27% during the first half of the year in U.S. dollars, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. This was more than the MSCI Europe Index's return for all of 1997. The combination of low interest rates, economic acceleration, the potential productivity gains from monetary union and increasing participation in stock ownership pushed share prices up sharply.

France and Germany, the large central economies with the greatest inertia, have built up steam, turning in returns of 39% and 37%, respectively, for the first half of 1998. They outpaced the 33% return of Italy, but Spain's stock market returns continued to lead the larger economies, with a 45% performance. Only Norway, among the European countries, didn't participate in the bull market, declining 4% during the past six-months.

Asian and Emerging Markets Faltered.

The Asian financial crisis showed no signs of recovery during the second quarter. As economic activity slowed, governments wrestled with the structural changes necessary to restore confidence. Japan, which has the economic heft to initiate a significant positive change in the region, failed to take any effective action. Instead, its own economy began to shrink rapidly; its stock market declined 3% in U.S. dollars through the second quarter. Singapore and Hong Kong saw greater market erosion, losing 34% and 26%, respectively, during the same period.

Stock markets at the epicenter of the Asian crisis reflected investors' complete loss of confidence: Thailand's market fell 56%, Malaysia's 59% and Indonesia's 37%, for the year-to-date period ended June 30, 1998.

The aversion to emerging markets also spread beyond Asia. Taiwan's much sounder economy had a stock market decline of 24%. Even Latin American countries were affected, with Mexico down 14%, Brazil down 15% and Argentina down 16%.

Investment capital moved from areas with uncertain economic prospects to what appeared to be more secure havens as exchange rate adjustments made Latin America less competitive compared with Asia.

================================================================================
Foreign Markets

                                                                        YTD 1998
                                                                        --------
MSCI Europe Index                                                         26.7%
MSCI World Index                                                          16.9%
MSCI EAFE Index                                                           16.1%
MSCI Japan Index                                                          -2.5%
MSCI Pacific Index                                                        -5.8%

S&P 500 Index                                                             17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998 Investment Advisor's Outlook

Market Outlook: Expect Slower Growth.

o Prudential's economists note that the sharp economic acceleration in the first quarter of 1998 was due to a buildup of inventories. They expect a sharp slowdown in economic activity over the second half of the year as inventories are drawn down, net imports increase and greater unused industrial capacity slows business investment.

o Inflation has been subdued and should remain so. Although profits have been declining in many industries, they believe profits will be squeezed further rather than lead to price increases, because businesses face tremendous pressure to maintain prices.

o With recent renewed uncertainty in emerging markets and the U.S. manufacturing sector now feeling the negative impact of the strong dollar and the downturn in Asia, the Federal Reserve is likely to continue to keep policy on hold for the next several months. By the fourth quarter of this year, they expect the slowdown in the U.S. economy will prompt the Federal Reserve to ease monetary policy.

U.S. Stocks: Prices Remain High.

Profit margins are at record levels, and investors are paying record multiples of these earnings for stocks. However, corporate earnings growth has slowed and, in many industries, reversed, while the prices of large-company stocks have continued to rise. Most investors appear to be buying a growth trend, rather than foreseeable earnings. For some time we have not expected share price gains to continue at the rate they have. Investors showed some concern during much of the second quarter about future earnings. We expect them to react to the slowing U.S. economy by continuing to focus on companies with more predictable earnings. We see no reason for the market's focus to broaden before prices peak.

We believe that small-company stocks represent better value. Their earnings growth has been holding up, while their share prices have not kept pace with the market leaders. This has resulted in price to earnings ratios that are lower for small-company stocks than for large companies, a very unusual relationship.

Ordinarily, we would expect investors to discover the greater investment values that small-company stocks now represent and for small caps to catch up. However, the greater proportion of new investors in the market and the recent flow of foreign capital to U.S. markets suggest that many current investors may feel uncomfortable with any but the most familiar stocks. Moreover, small companies are more vulnerable to a market downturn. In the current market environment, we are unable to find a catalyst to unlock the superior value offered by small-company stocks.

Foreign Stocks: Asian Fallout Continues.

The impact of the Asian economic slowdown is gradually being felt throughout the world. In the U.S. and Europe, it appears to have kept inflation in check. But it is also making life more difficult for emerging economies.

Although prices in these markets are getting very cheap, we believe it is still necessary to be very cautious in any of these stock markets. The Japanese economy is undergoing a sharp contraction. We don't believe that the government's current actions (a fiscal stimulus package and moderate tax cuts) will be sufficient to reverse their economic slide or prevent a further decline in the yen.

Continental Europe is seeing both an economic and a stock market resurgence. Although share prices have become high by historical standards, prospects for earnings growth are excellent and better than anywhere else. We expect current trends to continue.

U.S. Bonds: Treasuries Still Look Good.

We believe the rally in Treasury securities has not run out of steam. Signs of slower U.S. economic growth have emerged, most notably in the manufacturing sector.

Separately, the Treasury Department announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting the frequency of five-year note auctions to quarterly from monthly. Taken together, the Asian financial crisis, moderating U.S. economic growth and the dwindling supply of Treasury issues will likely lead to higher bond prices and lower yields.

We will proceed with caution when purchasing bonds during the remainder of the year. While junk bonds, municipal securities, investment-grade U.S. corporate debt, global bonds, emerging market bonds, and mortgage-backed and asset-backed securities still offer solid value, prudence demands we emphasize larger bond issues that can be easily bought and sold even if prices turn lower.

Additionally, we will even be more reliant upon thorough market research, which is key to ensuring the overall credit quality dynamic in the portfolios.

================================================================================
A Reality Check.

Stock prices in general have doubled in the last three and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet in recent years returns have been much higher, as the chart below shows.

================================================================================
Returns of the U.S. Stock Market.

                                                                         Average
                                                                         Annual
                                                                         Return
                                                                         ------
Last 70 Years
1927-1997                                                                 10.7%

--------------------------------------------------------------------------------
Source: Ibbotson Associates.

Last Three and a Half Years
1995                                                                       37.5%
1996                                                                       23.0%
1997                                                                       33.4%
1998 (YTD)                                                                 17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

Prudential Money Market Portfolio

Performance Summary.

Your Portfolio returned 2.66% during the six-month reporting period, which outperformed the 2.54% reported by the average money market fund as tracked by Lipper Analytical Services. On June 30, 1998, the Portfolio's seven-day yield was 5.28%, down from 5.61% on December 31, 1997.

The Portfolio was able to benefit from surges in the demand to borrow funds that temporarily drove short-term interest rates higher. During those times, we moved quickly to lock in attractive yields and position the Portfolio advantageously, given that monetary policy held steady throughout the first half of the year.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six      One     Three    Five     Ten
                                   Months    Year     Years   Years    Years
--------------------------------------------------------------------------------
Money Market Portfolio(1)           2.66%    5.49%    5.40%   4.93%    5.73%
--------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.(2)   2.54%    5.21%    5.14%   4.68%    5.57%
--------------------------------------------------------------------------------
Money Market Portfolio inception date: 5/13/83.

================================================================================
7-Day Current Net Yields During the Past 12 Months

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           Money Market Portfolio(1)      Average Money Market Fund(2)
           -------------------------      ----------------------------
Jul '97                5.36                          4.98
                       5.36                          4.96
                       5.36                          4.95
                       5.35                          4.94
                       5.34                          4.94
                       5.3                           4.96
                       5.35                          4.93
                       5.35                          4.96
                       5.33                          4.94

Sept '97               5.32                          4.95
                       5.33                          4.93
                       5.33                          4.94
                       5.33                          4.94
                       5.33                          4.95
                       5.35                          4.92
                       5.32                          4.9
                       5.32                          4.92
                       5.32                          4.93
                       5.31                          4.95
                       5.32                          4.93
                       5.33                          4.95
                       5.35                          4.96

Dec '97                5.37                          5
                       5.37                          5
                       5.42                          5.03
                       5.49                          5.06
                       5.53                          5.07
                       5.7                           5.07
                       5.53                          5.03
                       5.48                          5.02
                       5.44                          4.99
                       5.37                          4.99
                       5.35                          4.96
                       5.33                          4.95
                       5.36                          4.94

Mar '98                5.36                          4.96
                       5.32                          4.93
                       5.31                          4.92
                       5.3                           4.92
                       5.32                          4.93
                       5.32                          4.92
                       5.3                           4.92
                       5.29                          4.92
                       5.28                          4.9
                       5.28                          4.9
                       5.26                          4.9
                       5.27                          4.92
                       5.26                          4.9

Jun '98                5.25                          4.92
                       5.25                          4.91
                       5.26                          4.92
                       5.26                          4.94
                       5.28                          4.91
--------------------------------------------------------------------------------
Weekly 7-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) Source: IBC Financial Data, Inc. As of 6/30/98, based on 285 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

================================================================================

                                   [GRAPHIC]

FIXED INCOME       Balanced     High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


Investment Goal

Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

Performance Review.

Rates Edged Lower. During the first half of 1998, money market interest rates generally hovered at lower levels compared with the second half of 1997.

Belief that the U.S. economic expansion is bound to slow has helped keep a lid on rates this year. For example, the 12-month London Interbank Offered Rate (LIBOR) averaged 5.80% during the first half of 1998 compared with 6.00% for the second half of 1997. This trend was reflected in the decline in the Portfolio's seven-day yield.

Strategy Session.

Shifting Sand. Market sentiment shifted several times over the past six months as investors tried to gauge how much Asian financial woes would affect U.S. economic growth. As the new year began, many investors believed the Asian financial crisis would slow U.S. economic growth enough that the Federal Reserve would lower the federal funds rate (the rate banks charge each other for overnight loans) to stimulate the economy. Market sentiment was so strong that investors initially drove money market yields lower.

As it turned out, the economy sped along at a 5.5% annualized pace in the first three months of 1998.

Investors, thinking that such a powerful economy might continue to grow rapidly despite Asian problems, now believed a federal funds increase might be necessary. This pushed longer-term money market yields higher in late February and early March.

Fire Sale Prices. The spring, however, brought another change in market sentiment. Renewed concern that Asian difficulties could hurt the U.S. economy caused speculation about a federal funds rate increase to fade in the spring. This realization kept money market yields in a narrow trading range for the most part, neither moving dramatically higher nor lower.

In addition, the U.S. Treasury continued paying off debt, keeping a lid on short-term interest rates by lowering the supply of Treasuries. Under these conditions, the best buying opportunities emerged at the end of the first and second quarters when concurrent factors briefly pushed up yields so that money market securities traded at "fire sale" prices. We purchased three-month and one-year securities that extended the Portfolio's weighted average maturity.

Outlook

PORTFOLIO MANAGER
Manolita Brasil

A Balanced Perspective.

"The U.S. manufacturing sector may have finally begun to experience the long-awaited slowdown due to the Asian economic crisis. If the U.S. economy moderates to the extent expected by the Federal Reserve, monetary policy will likely remain unchanged in coming months. Of course, if more signs of slower growth emerge, speculation about a possible federal funds rate cut is bound to grow. We, however, will be careful to position the Portfolio conservatively to any overblown swings in market sentiment that arise later in the year."

[PHOTO]
PORTFOLIO MANAGER
Manolita Brasil

================================================================================
Portfolio Composition
                                                                   as of 6/30/98
                                                                   -------------
U.S. Commercial Paper                                                  45.7%
Floating/Var. Rate                                                     29.7%
Foreign Bank Obligations                                               16.9%
Yankee Comm. Paper                                                      6.2%
U.S. Bank Obligations                                                   0.9%
Loan Participations                                                     0.5%
Other                                                                   0.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
A Word About Quality.

As of June 30, 1998, all of the Portfolio's investments were rated in the highest category by at least two major, independent rating agencies or, if unrated, were deemed to be of equivalent quality by our credit research staff. Investments deemed to be of equivalent quality that were not rated are reported to the Board of Directors.
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Diversified Bond Portfolio

Performance Summary.

Investors fleeing deteriorating economic conditions in Asia purchased U.S. Treasuries, which are considered to be among the world's safest investments. We increased your Portfolio's exposure to Treasuries and cut back on long-term bonds of domestic companies and emerging market governments and corporations. As a result, the Portfolio's six-month return of 4.44% was greater than the 4.15% gain of the Lipper (VIP) Corporate Debt Average.

Besides the larger allocation to Treasuries, the surge in mergers and acquisitions in the U.S. also boosted Portfolio returns. Several of our bonds rallied after the announcement of key acquisitions in the cable television and technology sectors.

================================================================================
Average Annual Returns Through June 30, 1998

                                   Six      One     Three    Five      Ten
                                 Months    Year     Years   Years    Years
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)     4.44%    8.91%    8.43%   7.27%    9.18%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. BBB Avg.(2)    4.15%   11.14%    8.25%   7.13%    8.96%
--------------------------------------------------------------------------------
Lehman Aggregate Index(3)         3.93%   10.54%    7.88%   6.88%    9.07%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             $24,056 Diversified      $23,650 Lipper (VIP)      $23,820 Lehman
              Bond Portfolio(1)        Corp. BBB Avg.(2)      Aggregate Index(3)
              -----------------        -----------------      ------------------
88                 10,000                   10,000                 10,000
                   10,294.9                 10,302.2               10,276.8
89                 11,217.7                 11,193.6               11,221.8
                   11,683.2                 11,523.2               11,770
90                 11,940.2                 11,806.7               12,103
                   12,655.5                 12,254                 12,824.6
91                 13,224.1                 12,914.6               13,397.9
                   14,735.9                 14,332.9               14,876.9
92                 15,134.8                 14,761                 15,279.3
                   15,794.7                 15,421.8               15,978
93                 16,937.2                 16,674                 17,079.8
                   17,395.1                 17,245.9               17,535.8
94                 16,732                   16,389.6               16,857.5
                   16,832.8                 16,506.2               17,024.3
95                 18,866.5                 18,556.1               18,972.7
                   20,322.6                 19,849.8               20,169.5
96                 20,010.6                 19,469.8               19,924.5
                   21,216.3                 20,527.9               20,901.7
97                 22,087.8                 21,164.5               21,548.3
                   23,034.2                 22,603.6               22,919.7
98                 24,056.1                 23,650.1               23,819.9

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.
(2) The Lipper Variable Insurance Products (VIP) Corporate BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
(3) The Lehman Aggregate Index (LAI) is comprised of over 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

FIXED INCOME       Balanced     High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

High level of income over the long term while providing reasonable safety of capital.

Types of Investments

U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

Investment Style

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

Performance Review.

Spotlight on Asia. Unsettled economic conditions in Asia dominated the fixed-income markets during the past six months.

The failure of Hong Kong's largest investment bank and a tumbling Japanese yen were two of the developments that bolstered the appeal of U.S. government securities. Therefore, increasing the Portfolio's holdings of Treasuries worked well.

We own debt securities from the cities of Moscow and St. Petersburg in Russia. Mounting economic problems in Russia pressured the nation's currency, stocks and bonds. However, the short-term maturities of our Russian assets limited their price declines.

Strategy Session.

No Quick Fix for Asia. Some investors hoped for an early resolution to the Asian economic crisis. Confidence was so high that $4 billion of South Korean government bonds sold in April met with strong investor demand and Asian debt rallied. We took advantage of this trend to reduce the Portfolio's emerging markets bond holdings.

Investors eventually realized there would be no quick fix for the Asian crisis. The Japanese economy is in recession, casting doubt on regional prospects for recovery anytime soon. In June, the Japanese yen tumbled to an eight-year low against the U.S. dollar, boosting demand for dollar-denominated assets. Not surprisingly, Treasuries maturing in 20 years or more gained 6.72% over the past half-year, as reported by Lehman Brothers. Treasuries climbed to about 21% of our total investments as of June 30 from 2.0% on December 31, 1997.

Demand Drives Down Yields. Surging demand drove 30-year Treasury bond prices higher, while the yield fell in June to its lowest level since 1977. With yields hovering near rock bottom, investment-grade corporate bond issuance soared to $155.9 billion over the past six months, according to Lehman Brothers. This flood of debt met with tepid demand in late spring, particularly for longer-term bonds. Fortunately, we had shifted away from this sector toward short- and intermediate-term corporate bonds. Our Tele-Communications Inc. bonds rallied after AT&T announced plans to buy the company, and we sold Digital Equipment bonds at a profit to Compaq Computer, which acquired Digital.

Outlook

PORTFOLIO MANAGER
Barbara Kenworthy

Caution Is a Virtue.

"We plan to stick with a more cautious approach to investing for the remainder of the year. We now hold fewer higher-risk assets such as junk bonds and emerging markets debt. Our shift toward short- and intermediate-term corporate bonds is yet another example of protecting the Portfolio, since prices of longer-term bonds would suffer the largest declines if fixed-income markets turned lower.

"We are keeping a close watch on issuance of junk bonds and investment-grade corporate bonds, which are on track to break new records in 1998. On the one hand, this big supply will likely provide great buying opportunities. On the other hand, the difference between yields on Treasuries and comparable high yield or junk bonds and investment-grade corporate bonds could increase significantly if investors balk at purchasing new bonds in the second half of the year. Treasuries could probably perform better than both junk bonds and investment-grade corporates in a bond market rally."

[PHOTO]
PORTFOLIO MANAGER
Barbara Kenworthy

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
U.S. Corporates                                                        63.9%
U.S. Treasuries                                                        20.6%
Foreign (U.S. $)                                                        7.5%
Asset-backed                                                            1.4%
Mortgages                                                               1.0%
U.S. Government Agencies                                                0.8%
Cash                                                                    4.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Credit Quality

                                                                   as of 6/30/98
                                                                   -------------
U.S. Government                                                        21.7%
AAA                                                                     2.5%
AA                                                                      3.1%
A                                                                      16.9%
BBB                                                                    37.8%
BB                                                                     13.0%
B                                                                       1.5%
Cash                                                                    3.5%

Average Credit Quality                                                     A
Duration                                                           5.7 years
Average Maturity                                                  10.8 years
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential High Yield Bond Portfolio

Performance Summary.

Issuance of high yield bonds (also known as junk bonds) surged over the past six months as corporations rushed to take advantage of lower borrowing costs. This heavy supply met with tepid demand in the spring, causing junk bonds to cheapen relative to comparable U.S. Treasuries.

However, your Portfolio's semiannual total return of 5.20% beat the 4.58% gain on the average high yield fund tracked by Lipper Analytical Services, partly because of our investment in cable television bonds, one of the best performing sectors of the high yield market. We also booked profits on some of our health care and lodging bonds, which were retired early by several companies within those industries.

================================================================================
Average Annual Returns Through June 30, 1998

                                         Six      One    Three    Five     Ten
                                        Months   Year    Years   Years    Years
--------------------------------------------------------------------------------
High Yield Bond Portfolio(1)             5.20%  13.06%   12.69%  10.31%   10.35%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.(2)  4.58%  11.55%   12.75%  10.24%   10.92%
--------------------------------------------------------------------------------
Lehman High Yield Index(3)               4.50%  11.36%   11.63%  10.40%   11.28%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/23/87.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         $26,771 High Yield        $28,337 Lipper (VIP)      $29,106 Lehman High
          Bond Portfolio(1)     High Current Yield Avg.(2)      Yield Index(3)
          -----------------     --------------------------      --------------
88            10,435.5                   10,431.1                  10,409.9
              10,904.6                   11,005.2                  10,917.1
89            10,221.4                   10,615.8                  10,496.6
              10,338.1                   10,784.7                  10,758.4
90             9,010.75                   9,997.36                  9,490.17
              11,288.1                   12,022                    12,299.6
91            12,524.3                   13,400.1                  13,873
              13,868.7                   14,762.6                  15,308.9
92            14,720.2                   15,567.5                  16,058.3
              16,392.4                   17,346.2                  17,750.7
93            17,556.2                   18,488                    18,806.9
              17,363.6                   18,026.9                  18,380.6
94            17,078.5                   17,925.3                  18,613.3
              18,706.7                   19,886.3                  20,923.5
95            20,078.1                   21,273.9                  22,182.2
              21,038.8                   22,262.5                  22,949
96            22,364.9                   24,094.6                  24,700.2
              23,678.9                   25,502.9                  26,137.1
97            25,447.6                   27,197.2                  27,852.8
98            26,770.7                   28,337.3                  29,106.2

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.
(2) The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
(3) The Lehman High Yield Index (LHYI) is comprised of over 700 non-investment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Fixed Income       Balanced     HIGH YIELD BOND   Diversified Stock  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

High total return.

Types of Investments

Primarily non-investment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

Investment Style

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

Performance Review.

Research Is Key. The high yield bond market continues to grow at an explosive pace, with 1998 on track to surpass last year's record issuance of $111 billion.

As the size and popularity of the high yield bond market increase, we more than ever rely on in-depth credit research to weed out bonds that will likely run into trouble in the future.

Thus, our team of research analysts plays an important role in helping your Portfolio continue to provide solid returns by avoiding future credit quality problems.

Strategy Session.

High Yield Bonds Led. High yield bonds provided a 4.50% semiannual return that led all other sectors of the taxable bond market, based on Lehman Brothers indexes. Still, the second quarter proved rather challenging for the high yield bond sector.

With long-term interest rates hovering near rock-bottom levels in the U.S., corporations hurriedly issued bonds to lock in low borrowing costs. This flood of below investment-grade debt securities was easily absorbed initially. But as corporate default rates edged higher and earnings growth slowed, investors began to demand a greater reward in the spring for taking a chance on high yield bonds. As a result, the difference between yields on junk bonds and comparable Treasuries increased.

Your Portfolio performed well, because we maintained a larger-than-average exposure to the cable television industry, where debt issuance was rather limited. In addition, news that AT&T plans to buy Tele-Communications Inc. boosted prices of cable television bonds, because investors expect more mergers and acquisitions.

Apart from this trend, your Portfolio benefited when some health care and lodging companies reduced their borrowing costs by replacing older bonds having higher interest rates with new bonds that carried lower interest rates. We owned some of the older bonds that were retired early at prices above their maturity and current market values, allowing us to realize solid profits.

Outlook

PORTFOLIO MANAGER
George W. Edwards, CFA

Slowdown Warrants Cautious Stance.

"The new issue calendar for high yield bonds remains substantial, and we will keep a close watch for attractive buying opportunities. However, we worry that the anticipated slowdown in U.S. economic growth could hurt the ability of companies in the more cyclical industries, such as steel, technology, commodities, paper and chemicals, to comfortably pay interest and principal on their bonds. We therefore are maintaining a below average exposure to bonds of cyclical industries."


[PHOTO]
PORTFOLIO MANAGER
George W. Edwards, CFA

================================================================================
Top Industries

                                                                   as of 6/30/98
                                                                   -------------
Telecommunications                                                     16.3%
Retail                                                                  6.7%
Paper/Packing                                                           6.2%
Industrial                                                              5.7%
Energy                                                                  4.4%

Top Issuers

                                                                   as of 6/30/98
                                                                   -------------
Intermedia Communications                                               1.3%
Paxson Communications                                                   1.2%
New Sassco                                                              1.1%
Adelphia Communications                                                 1.1%
Dade International Inc.                                                 1.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Credit Quality

                                                                   as of 6/30/98
                                                                   -------------
Baa                                                                     1.0%
Ba                                                                      5.2%
B                                                                      55.8%
Caa                                                                    13.1%
Ca                                                                      0.8%
Nonrated                                                               14.4%
Equity                                                                  9.1%
Cash                                                                    0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Stock Index Portfolio

Performance Summary.

Your Portfolio finished the first half of 1998 with a return of 17.48%. The market began to rise rapidly the second week in January and continued into March. Renewed concerns about the impact of the Asian economic slowdown suspended the climb until the last two weeks in June, after companies that were going to announce lower second-quarter earnings were likely to have done so.

The U.S. economy rose briskly in the first quarter, but borrowed some of that growth from the second quarter in the form of higher inventory levels. As we go to press, there are indications that the economy slowed in the second quarter. Stock market advances were concentrated among the 50 largest companies.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six        One    Three    Five      Ten
                                    Months     Year    Years   Years    Years
--------------------------------------------------------------------------------
Stock Index Portfolio(1)             17.48%   29.70%   29.76%  22.65%   18.08%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.(2)   17.42%   29.59%   29.69%  22.52%   17.93%
--------------------------------------------------------------------------------
S&P 500(3)                           17.72%   30.17%   30.23%  23.06%   18.54%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              $52,677 Stock         $52,010 Lipper (VIP)
            Index Portfolio(1)      S&P 500 Index Avg.(2)    $54,787 S&P 500(3)
            ------------------      ---------------------    ------------------
                 10,000                   10,000                   10,000
88               10,345.2                 10,294.8                 10,343
                 12,016.1                 11,882.3                 12,051.9
89               13,545                   13,355.1                 13,614.7
                 13,907                   13,645.9                 14,033.9
90               13,052.9                 12,783.6                 13,191.5
                 14,873                   14,678.8                 15,068.3
91               16,932.5                 16,669.7                 17,201.6
                 16,782.3                 16,513.2                 17,086.1
92               18,140.5                 17,896.5                 18,510.4
                 18,983                   18,849.2                 19,410.8
93               19,893.6                 19,759.8                 20,372
                 19,190.3                 19,069.5                 19,682.7
94               20,094.2                 19,931.4                 20,639.6
                 24,106.5                 23,894.8                 24,805.8
95               27,542.7                 27,267.6                 28,386.4
                 30,282.2                 29,965.7                 31,250.3
96               33,757.8                 33,459.3                 34,899.6
                 40,615.8                 40,144.4                 42,088
97               44,841.1                 44,293                   46,539
98               52,677.2                 52,010.3                 54,786.6

--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.
(2) The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Fixed Income       Balanced     High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

Types of Investments

Primarily stocks in the S&P 500 Index.

Investment Style

This Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. This Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

================================================================================
S&P 500 Index--Total Return by Sector

                                                                        YTD 1998
                                                                        --------
Consumer Cyclicals                                                        35.2%
Technology                                                                28.2%
Consumer Growth                                                           17.3%
Finance                                                                   16.5%
Industrials                                                               12.0%
Utilities                                                                 10.9%
Energy                                                                     4.5%

S&P 500 Index                                                             17.7%
--------------------------------------------------------------------------------
Source: Prudential Investments.

Performance Review.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Consumer Cyclicals Led the Way. The market was led by the stocks of companies selling products that consumers buy more of when the economy is growing. These consumer cyclicals, notably auto manufacturers and retailers, gained 35% in the half-year. Technology stocks rose 28%, marking the second highest return. Computer software companies and communications equipment manufacturers performed particularly well, while the stocks of Dell, Apple, Lucent and Unisys led the market, more than doubling in six months.

Consumer Growth Stocks Were Impressive. The sectors in the middle of the pack also showed impressive returns. Consumer growth and staples stocks, such as restaurants, cosmetics and pharmaceuticals, averaged a 17% return, while financials turned in a 16% gain. Whereas companies selling to consumers had strong stock performance, the industrial companies -- particularly railroads, metals, specialty chemicals and forest products -- had a very weak second quarter, actually declining in price on average. Nonetheless, the sector produced a 12% gain for the half-year, because the market rose rapidly when it was rising. The utilities sector, which also had a negative second quarter, recorded an 11% gain for the half-year, an excellent return compared with historical averages.

Energy Stocks Were Weak. The energy sector brought up the rear for the first six months of 1998, with almost a 5% gain. Weakened demand because of the Asian economic slowdown and a warm North American winter combined with growing supplies to provide a very poor environment for energy companies.

Outlook

PORTFOLIO MANAGER
John W. Moschberger

Keep Your Expectations Realistic.

"In economic uncertainty, investors from around the world find relative stability in the U.S. S&P 500. Although earnings of these companies have been growing over the past few years, demand for their stocks has driven share prices up even faster. Our Stock Index Portfolio is one way to own a cross-section of U.S. industries, but we do not believe that stock prices can outpace earnings growth indefinitely. Moreover, earnings growth has slowed and earnings even have declined in some industries. Despite recent history, investors should not expect double-digit half-years for stock price growth as a matter of course."

[PHOTO]
PORTFOLIO MANAGER
John W. Moschberger

================================================================================
S&P 500 Index Composition

                                                                   as of 6/30/98
                                                                   -------------
Financial                                                               17.8%
Consumer Staples                                                        15.0%
Technology                                                              15.0%
Health Care                                                             11.7%
Consumer Cyclicals                                                       9.6%
Capital Goods                                                            8.5%
Energy                                                                   7.3%
Communications Services                                                  6.8%
Basic Materials                                                          4.1%
Utilities                                                                3.1%
Transportation                                                           1.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
General Electric Capital Corp.                                          3.2%
Microsoft Corp.                                                         2.9%
Coca-Cola                                                               2.3%
Exxon Corp.                                                             1.9%
Merck & Co.                                                             1.7%
Pfizer, Inc.                                                            1.5%
Wal-Mart Stores                                                         1.5%
Intel Corp.                                                             1.3%
Procter & Gamble Co.                                                    1.3%
Royal Dutch Petroleum                                                   1.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Equity Income Portfolio

Performance Summary.

Over the past six months, your Portfolio returned 9.90%. Although high by historical standards, our return trailed that of the Lipper (VIP) Equity Income Average, because the stock market advance was concentrated in a small group of very large company growth stocks.

Investors preferred growth stocks regardless of company size. Consequently, our value stocks did not keep up. Nor did the stocks of mid-sized companies, which are also well represented in your Portfolio. Our approach is focused on the long term, though, and has produced returns that have outpaced the Lipper (VIP) Equity Income Average over the one-, three-, five- and ten-year periods.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One    Three    Five      Ten
                                    Months    Year    Years   Years    Years
--------------------------------------------------------------------------------
Equity Income Portfolio(1)           9.90%   27.80%   24.91%  19.01%   16.90%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.(2)  10.64%   22.82%   24.58%  18.91%   15.91%
--------------------------------------------------------------------------------
S&P 500(3)                          17.72%   30.17%   30.23%  23.06%   18.54%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.

================================================================================
$10,000 Invested Over Ten Years

[THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        $47,655 Equity Income      $43,814 Lipper (VIP)
            Portfolio(1)          Equity Income Avg.(2)      $54,787 S&P 500(3)
            ------------          ---------------------      ------------------
              10,000                      10,000                     10,000
88            10,415                      10,313.8                   10,343
              11,924.2                    11,888.1                   12,051.9
89            12,775.6                    12,678                     13,614.7
              12,694.3                    12,610.9                   14,033.9
90            12,299.5                    11,638.6                   13,191.5
              13,987.5                    13,222.9                   15,068.3
91            15,682.4                    14,840.4                   17,201.6
              15,890.2                    15,160.2                   17,086.1
92            17,272.7                    16,416.5                   18,510.4
              19,965                      17,977.6                   19,410.8
93            21,121.5                    19,009.8                   20,372
              20,904.5                    18,880.1                   19,682.7
94            21,425                      19,436.6                   20,639.6
              24,448.9                    22,503.6                   24,805.8
95            26,075                      25,295.2                   28,386.4
              27,913.2                    27,008                     31,250.3
96            31,743.2                    30,022.6                   34,899.6
              37,289.1                    35,422.2                   42,088
97            43,363.7                    39,402.1                   46,539
98            47,655                      43,814.1                   54,786.6

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.
(2) The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses but not product charges.
(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================


                                   [GRAPHIC]

Fixed Income       Balanced     High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

Current income and capital appreciation.

Types of Investments

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.(3)

Investment Style

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

Performance Review.

Investors Favored Growth Stocks. They preferred not only large-company stocks but the stocks of the very largest companies during this period. Both trends worked against us.

Our return also was held back by our focus on industrials -- forest products, chemicals and metals -- and by our energy and real estate stocks.

Financial Services Helped. Our focus on financial service stocks, including our large position in Lehman Brothers (up more than 50% in the six months), made a strong contribution to our return.

Our performance also was supported by our strong focus on economically sensitive consumer stocks -- autos, retailers and housing-related companies.

Strategy Session.

Cyclicals Are Inexpensive. We believe stocks of companies that do well in an economic expansion are currently underpriced, because of the extraordinary length of the U.S. economic expansion and the threatened impact of the Asian slowdown.

We have focused on two groups of cyclicals: consumer and industrial. Stocks of companies selling to consumers, such as auto companies, retailers and home builders, are doing well. Industrials, such as metals, chemicals and forest products, are languishing. At their current prices, we think both are good values in a market where value is scarce.

REITs Offer Steady Dividend Growth. Real estate investment trusts (REITs) buy real estate and issue shares to the public, making it possible to invest in the burgeoning real estate market by buying a tradable security. Ease of ownership increases the pool of buyers and should push prices up. We continue to believe that REITs offer the best prospects for long-term income growth on the market, well above the average for the S&P 500.

Currently, REITs are selling at very attractive prices compared to other stocks. We think that investors overreacted to potential legislation that will affect only a small number of REITs (the paired share trusts) and fear of an overheated market. We feel that these concerns weren't warranted. We expect our real estate stocks to rebound and continue their long-term growth.

Outlook

PORTFOLIO MANAGER
Warren E. Spitz

Not a Value Market.

"This is a difficult market for the value style, because most investors appear to be buying the same few large stocks at any price. For value investors, price is important. We did not keep up with the market in the first half of 1998, although our returns are excellent by historical standards. However, since we haven't been paying top price for our stocks, they have less room to fall when investors become concerned about profit levels and stock prices peak. The value style historically has performed well over complete market cycles, and our Portfolio did exceptionally well in 1997."

[PHOTO]
PORTFOLIO MANAGER
Warren E. Spitz

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Finance                                                                27.4%
Industrial                                                             26.8%
Consumer Cyclicals                                                     19.3%
Energy                                                                  9.4%
Consumer Growth & Staples                                               6.0%
Utilities                                                               5.5%
Technology                                                              1.1%
Cash                                                                    4.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
Lehman Brothers                                                         5.1%
Dow Chem. Co.                                                           4.1%
Chrysler Corp.                                                          3.3%
AMR Corp.                                                               3.2%
Equity Residential                                                      3.1%
McDermott Int'l.                                                        2.6%
USX US Steel Group                                                      2.6%
ALCOA                                                                   2.6%
Hanson PLC ADR                                                          2.5%
Crescent Real Estate                                                    2.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Equity Portfolio

Performance Summary.

Your Portfolio returned 12.47% in the first half of 1998, trailing the Lipper
(VIP) Growth Fund Average of 16.23% for the period.

Stock market performance for some time now has been concentrated in the stocks of a few very large growth companies. These stocks have been too expensive for our value style of investing.

While our large weighting in financial services and HMOs helped performance, our holdings of industrials, smaller electronics companies and tobacco companies have hurt it. Our large cash position has also reduced performance as stocks continued to produce returns well above historic averages.

================================================================================
Average Annual Returns Through June 30, 1998

                                   Six       One    Three    Five      Ten
                                  Months    Year    Years   Years    Years
--------------------------------------------------------------------------------
Equity Portfolio(1)               12.47%   23.78%   23.23%  19.39%   17.04%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)       16.23%   28.06%   25.44%  20.07%   16.76%
--------------------------------------------------------------------------------
S&P 500(3)                        17.72%   30.17%   30.23%  23.06%   18.54%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                  $47,428 Lipper (VIP)
    $48,230 Equity Portfolio(1)      Growth Avg.(2)           $54,787 S&P 500(3)
    ---------------------------      --------------           ------------------
88          10,000                      10,000                      10,000
             9,976.59                   10,110.1                    10,343
89          11,515.7                    11,803.7                    12,051.9
            12,942.6                    13,051.3                    13,614.7
90          12,997.7                    13,559.9                    14,033.9
            12,268                      12,361.7                    13,191.5
91          14,793                      14,271.6                    15,068.4
            15,458.9                    16,764.6                    17,201.7
92          16,480.2                    16,219.3                    17,086.1
            17,650                      18,158.6                    18,510.4
93          19,886.8                    19,168.5                    19,410.8
            21,509.8                    20,678                      20,372
94          21,095.2                    19,414.1                    19,682.7
            22,107.4                    20,226.6                    20,639.5
95          25,773.8                    23,835.9                    24,805.8
            29,024.9                    26,845                      28,386.3
96          31,147.5                    29,539.6                    31,250.3
            34,400.2                    32,457.7                    34,899.6
97          38,963                      37,230.5                    42,087.9
            42,882.6                    40,994.3                    46,538.9
98          48,230.2                    47,428.2                    54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Fixed Income       Balanced     High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

Capital appreciation.

Types of Investments

Primarily stocks of major, established companies.

Investment Style

This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

Performance Review.

Cash Constrains Performance. Our substantial cash holdings remained a constraint on our return as the market continued to rise rapidly. Nonetheless, our cash is down from its peak because we found some opportunities when investors became anxious about the impact of the Asian slowdown. Our time-tested investment discipline tells us not to buy when prices are high.

We Value Consumer Cyclicals. We have a focus on consumer cyclicals. This was the best-performing sector of the market. We did particularly well with Chrysler, Kmart and Tandy.

We also had a focus on financial stocks, such as insurance companies and financial services. On average, these also had good returns.

Strategy Session.

A Hostile Climate for Our Investment Style. Value investing seems to work best if any of the following conditions exist: The "cheap" stocks are very inexpensive compared to the average stock; earnings for many businesses are growing rapidly (earnings growth is abundant, so why pay high prices for it); or interest rates are high or rising. We've had none of these conditions for some time now. Investors have picked through the market pretty well and value differentials are generally small. Profits are slowing -- shrinking, in many cases, and the Asian economic slowdown has made it difficult for the Federal Reserve to raise interest rates. As a result, investors have favored the large companies that generate predictable earnings. So, although our value style is producing good absolute returns by historical standards, it is trailing the overall market.

Fear Brings Opportunity. Cyclicals are now among the best value stocks in the market. We are invested in several cyclical industries: About 7% of our assets are in paper and forest products companies. Overcapacity in the industry killed off profits and drove the stocks to historic lows (compared to the overall stock market). Since then, some capacity has been closed and the industry has begun to consolidate. We believe the earnings of paper companies have bottomed. The Asian crisis set back these stocks, because Asia accounts for a third of world paper demand. However, Asia also accounted for the greatest growth of capacity, which will slow considerably. The supply/ demand situation should improve and we expect the stocks to rebound.

Our auto companies and retailers, which lost value in the fourth quarter of 1997, recovered in the first half of 1998. Our autos rose 26%, on average, and retailers were up 23%. Chrysler (up 63%) and Kmart (up 67%) led the way.

Outlook

PORTFOLIO MANAGER
Thomas R. Jackson

Discipline Counts.

"Research shows that it has been wise to stick to an investment style. Disciplined investors do better in the long run, whatever their style. It is tough to be a disciplined value investor when other investors are concentrating almost exclusively on companies that are too expensive for your value style. However, history demonstrates that economic conditions change and investment styles come in and out of favor. Meanwhile, as long as the market focuses solely on this small group of large growth companies, even though a rapidly rising market may give us a good return, we will lag our more aggressive growth competitors. Our return relative to other funds shines most when uncertainty about the economic future leads investors to leave some bargains on the table. With this in mind, we are sticking to our discipline."

[PHOTO]
PORTFOLIO MANAGER
Thomas R. Jackson

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Finance                                                                24.3%
Industrial                                                             13.4%
Consumer Cyclicals                                                     13.0%
Consumer Growth & Staples                                              12.6%
Utilities                                                               6.0%
Energy                                                                  5.8%
Technology                                                              5.6%
Cash                                                                   19.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
Chubb Corp.                                                             2.6%
Elf Aquitaine ADR                                                       2.6%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                        2.3%
Loews Corp.                                                             2.3%
Dillard's Inc.                                                          2.0%
SAFECO Corp.                                                            1.9%
Darden Restaurants                                                      1.9%
Kmart Corp.                                                             1.9%
Columbia/HCA Health                                                     1.8%
Wellpoint Health                                                        1.7%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

Prudential Jennison Portfolio

Performance Summary.

The stock market notched up another strong half-year of growth. Your Portfolio's 20.75% return was more than four percentage points ahead of the 16.23% gain of the Lipper (VIP) Growth Average. By owning stocks of companies with predictable and growing earnings, the Portfolio benefited as investors were willing to pay more for growth stocks.

Our strong performance was broadly based, with the greatest contributions coming from pharmaceutical, retail, telecommunications service, financial services and technology stocks. The primary drag on our return was from companies dependent on capital spending.

================================================================================
Average Annual Returns Through June 30, 1998

                                   Six           One      Three      Since
                                  Months        Year      Years    Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio(1)  20.75%       35.95%     26.52%     29.64%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)       16.23%       28.06%     25.44%     26.81%
--------------------------------------------------------------------------------
S&P 500(3)                        17.72%       30.17%     30.23%     30.97%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date: 5/1/95.

================================================================================
$10,000 Invested Since Inception*

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           $22,757 Prudential    $21,288 Lipper (VIP)
          Jennison Portfolio(1)      Growth Avg.(2)        $23,500 S&P 500(3)
          ---------------------      --------------        ------------------
                10,000                   10,000                  10,000
95              11,275.7                 10,765.9                10,640.2
                12,556.3                 12,072.6                12,176
96              13,494.4                 13,328.3                13,404.5
                14,361.8                 14,538.9                14,969.8
97              16,801                   16,619.6                18,053.2
                18,916.1                 18,331.8                19,962.4
98              22,757                   21,288                  23,500.2

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Fixed Income       Balanced     High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk


--------------------------------------------------------------------------------
Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stocks of established companies with above-average growth prospects.

Investment Style

This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-size and large companies.

Performance Review.

Drug Stocks Good for Us. Pharmaceutical stocks continue to rise as new product introductions bode well for earnings growth. Pfizer, Warner-Lambert and Monsanto (owner of Searle) made the greatest contributions to our return.

Consumers Are Buying. Stocks of retailers generally did very well in the first half. We benefited particularly from our holdings of Gap stores, Home Depot and Kohl's (a regional specialty department store company). Increases in reported same-store sales motivated the gains.

Keeping in Touch. Wireless telecommunications service companies in Europe, as well as in the U.S., were strong performers in the period. Vodafone, WorldCom and AirTouch Communications had the greatest impact on our return.

Strategy Session.

Uncertain About Technology. There has been a great deal of uncertainty in the technology sector: inventory corrections in personal computers, pricing pressure in memory chips and shortfalls in earnings from companies as well known as Intel, Motorola and Compaq. We reduced our exposure to these companies during the period.

On the other hand, companies serving the telecommunications, networking and software sectors made strong contributions to our performance. Wireless communications and data networking are driving the telecommunications business. Our holdings in these service providers performed remarkably during the six-month period, exceeding our most optimistic short-term expectations.

Consolidation Continues in Financial Services. The financial services industry continues to consolidate: Brokers buy banks, banks buy investment management companies, insurers buy other insurers. We have a number of holdings in the Portfolio which should benefit from this phenomenon.

The largest is Citicorp, soon to become CitiGroup. Since the announcement of its acquisition by Travelers, the stock hasn't performed particularly well, but we remain optimistic about the intermediate-term outlook.

Outlook

PORTFOLIO MANAGER
David T. Poiesz

Analysis Is Key to Performance.

"For the past six months, the S&P 500 has gained more than 15% -- that's more than even the most optimistic market-watchers would have foreseen. While we don't try to predict the market's direction, our Portfolio has been well positioned for the move. However, corporate earnings disappointments are increasing. We expect our Portfolio to distinguish itself with its superior earnings growth. We expect the bulk of that growth to come from holdings in the health care, telecommunications, technology and financial services sectors, all rapidly growing areas of the global economy.

"If the Asian downturn slows the European and North American economies too much, stock prices will reflect the threat of recession. However, we believe our Portfolio is less economically sensitive than most, because we look for companies that can increase their earnings predictably. The key to our performance will continue to be how well we analyze our companies' earnings growth potential and the degree to which the market values consistent growth."

[PHOTO]
PORTFOLIO MANAGER
David T. Poiesz

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Technology                                                             32.3%
Financial Services                                                     21.2%
Consumer Growth & Staples                                              14.8%
Health Care                                                            13.5%
Goods & Services                                                        9.9%
Capital Spending                                                        4.7%
Energy                                                                  1.3%
Cash                                                                    2.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
WorldCom, Inc.                                                         3.5%
Pfizer, Inc.                                                           2.9%
Citicorp                                                               2.9%
Chase Manhattan Corp.                                                  2.7%
Cisco Systems, Inc.                                                    2.7%
General Electric Co.                                                   2.5%
Microsoft Corp.                                                        2.4%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                       2.3%
Schering-Plough Corp.                                                  2.2%
Home Depot, Inc.                                                       2.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Global Portfolio

Performance Summary.

Your Portfolio began 1998 very strongly, returning 19.34% over the first six months and outperforming the Lipper (VIP) Global Average by a significant margin over that period.

Our second-quarter return was 3.71%. We had a strong focus on the top-performing Continental European market, and our stock selection within that market improved our return. We also largely avoided the very poor stock markets in Asia and emerging markets.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three  Five     Since
                                     Months    Year    Years  Years  Inception*
--------------------------------------------------------------------------------
Global Portfolio(1)                  19.34%   13.49%   17.39%  16.22%   11.56%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.(2)          15.44%   16.47%   18.64%  15.09%   11.97%
--------------------------------------------------------------------------------
Morgan Stanley World Index(3)        16.85%   17.46%   19.73%  16.16%   12.00%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

================================================================================
$10,000 Invested Since Inception*

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/88.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Morgan Stanley Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Fixed Income       Balanced     High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------
Low Risk                                                               High Risk



--------------------------------------------------------------------------------
Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

Investment Style

This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

Performance Review.

In the Right Place at the Right Time. Several different kinds of judgment contributed to our above-average, six-month performance.

We were in the right places, primarily Continental Europe, and not much in Asia or emerging markets. We were in the right industries. Our software and telecommunications stocks had strong returns. Our financial companies in Europe are riding a wave of industry consolidation, productivity improvements and new revenue streams from managing investments.

We also picked the right stocks. For example, our Japanese holdings, although a small part of our Portfolio, performed better than the average Japanese stock.

Strategy Session.

Continental Europe Is the Place to Be. In Continental Europe, economic recovery, together with many beneficial changes associated with European monetary union, is creating strong earnings growth. We increased our holdings there, adding to our financial companies.

Financial firms are benefiting from the expanding economy, the low interest rates that were a prerequisite for monetary union and a restructuring of European financial services. They are offering popular new products -- such as bank-managed mutual funds -- and the industry is likely to consolidate.

Communications Are Happening. We're emphasizing communications across the globe, broadening our reach from the U.S. We are adding to our television exposure in anticipation of the introduction of digital broadcasting in the U.K. We're also adding U.S. media companies.

Asia Is Uncertain. We are cautious and continue to underweight Asia, whose problems are being compounded by political inaction in Japan. We focused our Japanese holdings more narrowly on export-oriented industrials and hedged almost all our exposure to changes in the value of the yen.

Outlook

PORTFOLIO MANAGER
Daniel J. Duane

Europe Is the Place to Be.

"Right now, Europe is the epicenter of world economic growth. Even France and Germany, which have been overregulated sluggish giants, are beginning to stir. In the U.S. today, we like the software firms that are benefiting from productivity trends, the health-care firms that are pioneering the restructuring of the industry in the U.S., and retailers -- primarily because they benefit from the long economic expansion and are buffered from the impact of events in Asia.

"We would have liked to see countries in the Pacific follow the U.S. economic model: openness to investment and credit decision-making, allowing free markets to decide how capital is allocated. There is movement in that direction, but Japan is unfortunately resisting the large-scale restructuring that these changes would require. The decline of Southeast Asian labor costs and currency values are creating uncertainties for other emerging markets. We will be very cautious in investing in the Pacific and in emerging markets until the situation clarifies."

PORTFOLIO MANAGERS

                                    [PHOTO]
                                Daniel J. Duane

                     [PHOTO]                      [PHOTO]
                   Ingrid Holm                Michelle Picker

================================================================================
Geographic Allocation

                                                                   as of 6/30/98
                                                                   -------------
Continental Europe                                                     41.1%
United States                                                          39.3%
United Kingdom                                                         10.4%
Japan                                                                   4.4%
Australia                                                               1.3%
Cash                                                                    3.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                   as of 6/30/98
                                                                   -------------
Vodafone Group                                                          3.0%
Credito Italiano Ord                                                    2.7%
Banco Central
  Hispanoamericano                                                      2.6%
Nokia Corp.                                                             2.5%
SAP AG                                                                  2.3%
Microsoft Corp.                                                         2.3%
Cisco Systems, Inc.                                                     2.2%
Telefonica De Espana                                                    2.1%
Bank of Ireland                                                         2.0%
Safeway Inc.                                                            2.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments (amortized cost
      $864,053,655)............................  $  864,053,655
    Interest receivable........................       3,194,719
                                                 --------------
      Total Assets.............................     867,248,374
                                                 --------------
  LIABILITIES
    Bank overdraft.............................           3,337
    Payable to investment adviser..............         794,951
    Accrued expenses...........................         127,382
                                                 --------------
      Total Liabilities........................         925,670
                                                 --------------
  NET ASSETS...................................  $  866,322,704
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      866,323
      Paid-in capital, in excess of par........     865,456,381
                                                 --------------
    Net assets, June 30, 1998..................  $  866,322,704
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 86,632,271 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    20,668,599
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,437,134
    Shareholders' reports......................           36,000
    Accounting fees............................           25,000
    Custodian expense..........................           15,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Legal fees.................................              200
    Miscellaneous expenses.....................            1,651
                                                 ---------------
      Total Expenses...........................        1,519,985
    Less: Custodian fee credit.................           (5,689)
                                                 ---------------
      Net Expenses.............................        1,514,296
                                                 ---------------
  NET INVESTMENT INCOME........................       19,154,303
                                                 ---------------
  NET REALIZED GAIN ON INVESTMENTS.............              850
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    19,155,153
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     19,154,303     $    35,214,538
    Net realized gain on investments.......................................................                850              13,511
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         19,155,153          35,228,049
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (19,154,303)        (35,214,538)
    Distributions from net realized capital gains..........................................               (850)            (13,511)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (19,155,153)        (35,228,049)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [33,853,475 and 22,888,771 shares, respectively]....................        338,534,746         228,887,710
    Capital stock issued in reinvestment of dividends and distributions [1,915,460 and
     3,522,805 shares, respectively].......................................................         19,154,601          35,228,049
    Capital stock repurchased [(14,882,878) and (27,542,174) shares, respectively].........       (148,828,783)       (275,421,740)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        208,860,564         (11,305,981)
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        208,860,564         (11,305,981)
  NET ASSETS:
    Beginning of period....................................................................        657,462,140         668,768,121
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    866,322,704     $   657,462,140
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $902,461,737)............................  $  925,924,467
    Cash.......................................             560
    Receivable for capital stock sold..........         722,800
    Interest receivable........................      13,610,682
    Receivable for investments sold............       5,877,330
                                                 --------------
      Total Assets.............................     946,135,839
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,312,541
    Payable to investment adviser..............         899,352
    Payable for capital stock repurchased......         602,000
    Accrued expenses...........................         150,836
                                                 --------------
      Total Liabilities........................       5,964,729
                                                 --------------
  NET ASSETS...................................  $  940,171,110
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      833,021
      Paid-in capital, in excess of par........     902,721,012
                                                 --------------
                                                    903,554,033
    Undistributed net investment income........      14,748,327
    Accumulated net realized loss on
      investments..............................      (1,593,980)
    Net unrealized appreciation on
      investments..............................      23,462,730
                                                 --------------
    Net assets, June 30, 1998..................  $  940,171,110
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 83,302,103 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.29
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    30,725,344
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,722,772
    Custodian expense..........................           53,000
    Accounting fees............................           50,000
    Shareholders' reports......................           44,000
    Audit fees.................................            5,000
    Directors' fees............................            1,000
    Legal fees.................................              500
    Miscellaneous expenses.....................            2,977
                                                 ---------------
      Total Expenses...........................        1,879,249
    Less: custodian fee credit.................           (6,212)
                                                 ---------------
      Net Expenses.............................        1,873,037
                                                 ---------------
  NET INVESTMENT INCOME........................       28,852,307
                                                 ---------------
  NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS
    Net realized loss on:
      Investments..............................         (663,625)
      Futures contracts........................       (1,344,416)
                                                 ---------------
                                                      (2,008,041)
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       10,816,129
      Futures contracts........................          463,469
                                                 ---------------
                                                      11,279,598
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        9,271,557
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    38,123,864
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     28,852,307     $    53,531,495
    Net realized gain (loss) on investments................................................         (2,008,041)          9,194,921
    Net change in unrealized appreciation (depreciation) on investments....................         11,279,598          (2,230,780)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         38,123,864          60,495,636
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (14,333,139)        (55,359,529)
    Distributions from net realized capital gains..........................................         (2,894,769)         (9,016,752)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,227,908)        (64,376,281)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,140,679 and 11,468,488 shares, respectively]....................        135,508,016         127,691,138
    Capital stock issued in reinvestment of dividends and distributions [1,553,549 and
     5,812,573 shares, respectively].......................................................         17,227,908          64,376,281
    Capital stock repurchased [(4,490,984) and (8,269,292) shares, respectively]...........        (50,167,501)        (91,696,624)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        102,568,423         100,370,795
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,464,379          96,490,150
  NET ASSETS:
    Beginning of period....................................................................        816,706,731         720,216,581
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    940,171,110     $   816,706,731
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     14,748,327     $       229,159
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $702,712,520)............................  $  701,500,808
    Cash.......................................             744
    Interest and dividends receivable..........      13,520,947
    Receivable for investments sold............       3,378,350
                                                 --------------
      Total Assets.............................     718,400,849
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       7,397,475
    Payable to investment adviser..............         933,014
    Payable for capital stock repurchased......         416,000
    Accrued expenses...........................          51,729
                                                 --------------
      Total Liabilities........................       8,798,218
                                                 --------------
  NET ASSETS...................................  $  709,602,631
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      848,315
      Paid-in capital, in excess of par........     688,558,555
                                                 --------------
                                                    689,406,870
    Undistributed net investment income........      16,657,648
    Accumulated net realized gains on
      investments..............................       4,749,825
    Net unrealized depreciation on
      investments..............................      (1,211,712)
                                                 --------------
    Net assets, June 30, 1998..................  $  709,602,631
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 84,831,473 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $         8.36
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    31,100,503
    Dividends..................................        2,352,012
                                                 ---------------
                                                      33,452,515
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,747,496
    Accounting fees............................           54,000
    Shareholders' reports......................           31,000
    Custodian expense..........................           20,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,796
                                                 ---------------
      Total expenses...........................        1,859,292
    Less: Custodian fee credit.................          (45,728)
                                                 ---------------
      Net expenses.............................        1,813,564
                                                 ---------------
  NET INVESTMENT INCOME........................       31,638,951
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       11,140,304
    Net change in unrealized depreciation on
      investments..............................      (12,139,863)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................         (999,559)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    30,639,392
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     31,638,951     $    47,675,767
    Net realized gain on investments.......................................................         11,140,304          15,354,840
    Net change in unrealized depreciation on investments...................................        (12,139,863)           (144,633)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         30,639,392          62,885,974
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (15,716,557)        (47,277,841)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [16,999,360 and 18,324,520 shares, respectively]....................        142,794,481         149,154,244
    Capital stock issued in reinvestment of dividends and distributions [1,877,407 and
     5,847,594 shares, respectively].......................................................         15,716,557          47,277,841
    Capital stock repurchased [(3,864,400) and (9,372,701) shares, respectively]...........        (32,506,320)        (76,232,015)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        126,004,718         120,200,070
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        140,927,553         135,808,203
  NET ASSETS:
    Beginning of period....................................................................        568,675,078         432,866,875
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    709,602,631     $   568,675,078
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     16,657,648     $       735,254
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $1,731,387,405)..........................  $3,102,668,054
    Cash.......................................             859
    Interest and dividends receivable..........       3,014,617
    Receivable for capital stock sold..........       1,436,882
                                                 --------------
      Total Assets.............................   3,107,120,412
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,184,189
    Payable to investment adviser..............       2,579,964
    Payable for capital stock repurchased......       1,224,000
    Due to broker -- variation margin..........         832,375
    Accrued expenses...........................         150,201
                                                 --------------
      Total Liabilities........................       7,970,729
                                                 --------------
  NET ASSETS...................................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      877,639
      Paid-in capital, in excess of par........   1,684,581,375
                                                 --------------
                                                  1,685,459,014
    Undistributed net investment income........       9,429,015
    Accumulated net realized gains on
      investments..............................      29,502,806
    Net unrealized appreciation on
      investments..............................   1,374,758,848
                                                 --------------
    Net assets, June 30, 1998..................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 87,763,950 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $        35.31
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,801 foreign
      withholding tax).........................  $    19,876,043
    Interest...................................        2,827,009
                                                 ---------------
                                                      22,703,052
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,795,947
    Shareholders' reports......................          133,000
    Accounting fees............................           56,000
    Custodian expense..........................           37,000
    Audit fees.................................           16,000
    Legal fees.................................            1,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            2,231
                                                 ---------------
      Total expenses...........................        5,042,178
    Less: custodian fee credit.................             (888)
                                                 ---------------
      Net Expenses.............................        5,041,290
                                                 ---------------
  NET INVESTMENT INCOME........................       17,661,762
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       20,681,744
      Futures..................................        9,821,940
                                                 ---------------
                                                      30,503,684
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      386,332,864
      Futures..................................        2,969,850
                                                 ---------------
                                                     389,302,714
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      419,806,398
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   437,468,160
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     17,661,762     $    31,459,576
    Net realized gain on investments.......................................................         30,503,684          74,021,385
    Net change in unrealized appreciation on investments...................................        389,302,714         451,562,975
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        437,468,160         557,043,936
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (8,537,009)        (31,155,314)
    Distributions from net realized capital gains..........................................         (6,874,997)        (67,389,823)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (15,412,006)        (98,545,137)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [9,794,048 and 17,248,797 shares, respectively].....................        327,909,302         484,303,403
    Capital stock issued in reinvestment of dividends and distributions [447,618 and
     3,309,920 shares, respectively].......................................................         15,412,006          98,545,137
    Capital stock repurchased [(3,491,113) and (6,144,732) shares, respectively]...........       (114,419,005)       (174,536,420)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        228,902,303         408,312,120
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        650,958,457         866,810,919
  NET ASSETS:
    Beginning of period....................................................................      2,448,191,226       1,581,380,307
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  3,099,149,683     $ 2,448,191,226
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      9,429,015     $       304,262
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $1,848,001,409)..........................  $2,445,164,405
    Cash.......................................         123,793
    Interest and dividends receivable..........       9,663,069
    Receivable for capital stock sold..........       1,517,052
                                                 --------------
      Total Assets.............................   2,456,468,319
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       5,402,491
    Payable to investment adviser..............       2,404,347
    Payable for capital stock repurchased......       1,516,000
    Accrued expenses...........................         112,110
                                                 --------------
      Total Liabilities........................       9,434,948
                                                 --------------
  NET ASSETS...................................  $2,447,033,371
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,016,383
      Paid-in capital, in excess of par........   1,754,154,550
                                                 --------------
                                                  1,755,170,933
    Undistributed net investment income........      15,805,094
    Accumulated net realized gains on
      investments..............................      78,894,348
    Net unrealized appreciation on
      investments..............................     597,162,996
                                                 --------------
    Net assets, June 30, 1998..................  $2,447,033,371
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 101,638,309 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        24.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $420,767 foreign
      withholding tax).........................  $    30,105,988
    Interest...................................        2,422,659
                                                 ---------------
                                                      32,528,647
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,471,590
    Shareholders' reports......................          101,000
    Accounting fees............................           42,000
    Custodian expense..........................           39,600
    Audit fees.................................           14,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................            1,726
                                                 ---------------
      Total expenses...........................        4,671,316
    Less: custodian fee credit.................           (2,251)
                                                 ---------------
      Net expenses.............................        4,669,065
                                                 ---------------
  NET INVESTMENT INCOME........................       27,859,582
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       79,184,589
    Net change in unrealized appreciation on
      investments..............................       97,666,784
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      176,851,373
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   204,710,955
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     27,859,582     $    47,850,376
    Net realized gain on investments.......................................................         79,184,589         209,283,667
    Net change in unrealized appreciation on investments...................................         97,666,784         251,369,014
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        204,710,955         508,503,057
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (16,500,099)        (43,537,704)
    Distributions from net realized capital gains..........................................        (35,718,922)       (179,961,221)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (52,219,021)       (223,498,925)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,020,030 and 11,266,195 shares, respectively]....................        286,899,211         253,831,217
    Capital stock issued in reinvestment of dividends and distributions [2,093,730 and
     10,153,692 shares, respectively]......................................................         52,219,021         223,498,925
    Capital stock repurchased [(3,140,644) and (4,416,916) shares, respectively]...........        (74,332,684)        (96,053,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        264,785,548         381,277,142
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        417,277,482         666,281,274
  NET ASSETS:
    Beginning of period....................................................................      2,029,755,889       1,363,474,615
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  2,447,033,371     $ 2,029,755,889
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     15,805,094     $     4,445,611
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,800,586,453)..........................  $6,736,998,832
    Cash.......................................             291
    Foreign currency, at value (cost:
      $27,183).................................          27,858
    Interest and dividends receivable..........      16,895,204
    Receivable for investments sold............       5,350,565
    Receivable for capital stock sold..........       1,589,766
                                                 --------------
      Total Assets.............................   6,760,862,516
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      44,822,290
    Payable to investment adviser..............       7,609,259
    Accrued expenses...........................         394,613
    Payable for capital stock repurchased......       1,222,000
                                                 --------------
      Total Liabilities........................      54,048,162
                                                 --------------
  NET ASSETS...................................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,935,359
      Paid-in capital, in excess of par........   4,154,079,517
                                                 --------------
                                                  4,156,014,876
    Undistributed net investment income........      36,640,590
    Accumulated net realized gains on
      investments..............................     577,729,083
    Net unrealized appreciation on investments
      and foreign currencies...................   1,936,429,805
                                                 --------------
    Net assets, June 30, 1998..................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 193,535,856 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        34.65
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $1,109,410 foreign
      withholding tax).........................  $    47,424,764
    Interest...................................       29,490,346
                                                 ---------------
                                                      76,915,110
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,492,613
    Shareholders' reports......................          326,000
    Custodian expense..........................           99,000
    Accounting fees............................           42,000
    Audit fees.................................           40,000
    Legal fees.................................            2,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................              703
                                                 ---------------
      Total expenses...........................       15,003,716
    Less: custodian fee credit.................          (15,202)
                                                 ---------------
      Net Expenses.............................       14,988,514
                                                 ---------------
  NET INVESTMENT INCOME........................       61,926,596
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      577,977,000
      Foreign currencies.......................          132,673
                                                 ---------------
                                                     578,109,673
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      109,604,307
      Foreign currencies.......................           31,444
                                                 ---------------
                                                     109,635,751
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      687,745,424
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   749,672,020
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     61,926,596     $   125,326,195
    Net realized gain on investments and foreign currencies................................        578,109,673         320,958,795
    Net change in unrealized appreciation on investments and foreign currencies............        109,635,751         744,788,889
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        749,672,020       1,191,073,879
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (26,337,681)       (127,895,464)
    Distributions from net realized capital gains..........................................        (31,316,873)       (322,171,256)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (57,654,554)       (450,066,720)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [6,995,716 and 12,471,611 shares, respectively].....................        236,724,871         381,942,219
    Capital stock issued in reinvestment of dividends and distributions [1,613,635 and
     14,665,432 shares, respectively]......................................................         57,654,554         450,066,720
    Capital stock repurchased [(8,962,896) and (11,774,942) shares, respectively]..........       (303,562,568)       (363,005,143)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........         (9,183,143)        469,003,796
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        682,834,323       1,210,010,955
  NET ASSETS:
    Beginning of period....................................................................      6,023,980,031       4,813,969,076
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  6,706,814,354     $ 6,023,980,031
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     36,640,590     $       919,002
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $648,557,033)............................  $  819,669,498
    Cash.......................................             829
    Receivable for investments sold............       8,327,432
    Receivable for capital stock sold..........       8,053,460
    Interest and dividends receivable..........         325,253
                                                 --------------
      Total Assets.............................     836,376,472
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       8,240,487
    Payable to investment adviser..............       1,088,807
    Payable for capital stock repurchased......         327,000
    Accrued expenses...........................          37,232
                                                 --------------
      Total Liabilities........................       9,693,526
                                                 --------------
  NET ASSETS...................................  $  826,682,946
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      388,425
      Paid-in capital, in excess of par........     632,085,528
                                                 --------------
                                                    632,473,953
    Undistributed net investment income........         305,728
    Accumulated net realized gains on
      investments..............................      22,790,800
    Net unrealized appreciation on
      investments..............................     171,112,465
                                                 --------------
    Net assets, June 30, 1998..................  $  826,682,946
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 38,842,511 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $39,998 foreign
      withholding tax).........................  $     2,292,891
    Interest...................................          566,199
                                                 ---------------
                                                       2,859,090
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,909,863
    Accounting fees............................           39,000
    Shareholders' reports......................           27,000
    Custodian expense..........................            7,000
    Audit fees.................................            3,000
    Directors' fees............................            1,500
    Legal......................................              150
    Miscellaneous expenses.....................            1,600
                                                 ---------------
      Total expenses...........................        1,989,113
    Less: custodian fee credit.................           (1,807)
                                                 ---------------
      Net Expenses.............................        1,987,306
                                                 ---------------
  NET INVESTMENT INCOME........................          871,784
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       23,315,757
    Net change in unrealized appreciation on
      investments..............................       91,219,968
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      114,535,725
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   115,407,509
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        871,784     $       871,876
    Net realized gain on investments.......................................................         23,315,757          33,000,406
    Net change in unrealized appreciation on investments...................................         91,219,968          54,234,653
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        115,407,509          88,106,935
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (667,836)           (832,883)
    Distributions from net realized capital gains..........................................         (3,383,888)        (27,048,964)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (4,051,724)        (27,881,847)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [13,197,690 and 12,593,772 shares, respectively]....................        265,611,570         218,245,522
    Capital stock issued in reinvestment of dividends and distributions [198,951 and
     1,607,079 shares, respectively].......................................................          4,051,724          27,881,847
    Capital stock repurchased [(2,522,504) and (1,044,246) shares, respectively]...........        (50,273,252)        (17,547,320)
    Initial capitalization [-0- and (1,004,760) shares, respectively]......................                 --         (19,411,166)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        219,390,042         209,168,883
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        330,745,827         269,393,971
  NET ASSETS:
    Beginning of period....................................................................        495,937,119         226,543,148
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    826,682,946     $   495,937,119
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        305,728     $       101,780
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $504,561,933)............................  $  703,390,521
    Cash.......................................         149,736
    Foreign currency, at value (cost:
      $23,071,925).............................      23,124,672
    Receivable for investments sold............       2,221,131
    Dividends and interest receivable..........       1,436,085
    Forward currency contracts -- amount
      receivable from counterparties...........       1,348,569
    Receivable for capital stock sold..........          54,194
                                                 --------------
      Total Assets.............................     731,724,908
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       2,461,557
    Payable to investment adviser..............       1,342,709
    Accrued expenses and other liabilities.....         312,513
                                                 --------------
      Total Liabilities........................       4,116,779
                                                 --------------
  NET ASSETS...................................  $  727,608,129
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      341,531
      Paid-in capital, in excess of par........     494,849,539
                                                 --------------
                                                    495,191,070
    Undistributed net investment income........       2,191,194
    Accumulated net realized gains on
      investments..............................      29,901,202
    Net unrealized appreciation on investments
      and foreign currencies...................     200,324,663
                                                 --------------
    Net assets, June 30, 1998..................  $  727,608,129
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 34,153,123 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.30
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $403,863 foreign
      withholding tax).........................  $     4,771,536
    Interest...................................          411,693
                                                 ---------------
                                                       5,183,229
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,566,167
    Custodian expense..........................          297,000
    Accounting fees............................          118,000
    Shareholders' reports......................           35,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,491
                                                 ---------------
                                                       3,022,658
                                                 ---------------
  NET INVESTMENT INCOME........................        2,160,571
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:...............
      Investments..............................       34,871,734
      Foreign currencies.......................         (700,159)
                                                 ---------------
                                                      34,171,575
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       82,702,869
      Foreign currencies.......................        1,290,552
                                                 ---------------
                                                      83,993,421
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      118,164,996
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   120,325,567
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,160,571     $     3,060,617
    Net realized gain on investments and foreign currencies................................         34,171,575          31,027,057
    Net change in unrealized appreciation on investments and foreign currencies............         83,993,421           5,107,643
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        120,325,567          39,195,317
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,231,228)         (4,377,947)
    Distributions in excess of net investment income.......................................                 --          (3,434,778)
    Distributions from net realized capital gains..........................................           (655,550)        (30,337,530)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,886,778)        (38,150,255)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,072,294 and 5,853,862 shares, respectively]......................         21,991,306         111,692,563
    Capital stock issued in reinvestment of dividends and distributions [137,167 and
     2,115,902 shares, respectively].......................................................          2,886,778          38,150,255
    Capital stock repurchased [(2,676,303) and (4,869,453) shares, respectively]...........        (53,110,096)        (93,116,567)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (28,232,012)         56,726,251
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         89,206,777          57,771,313
  NET ASSETS:
    Beginning of period....................................................................        638,401,352         580,630,039
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    727,608,129     $   638,401,352
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      2,191,194     $     3,515,798
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
BANK NOTES -- 2.9%
  FCC National Bank (a)...........................   5.54%   07/02/98  $  12,000  $   11,999,974
  Key Bank, N.A. (a)..............................   5.54%   01/29/99      3,000       2,999,074
  Key Bank, N.A. (a)..............................   5.65%   01/13/99      1,000       1,000,300
  Key Bank, N.A. (a)..............................   5.52%   03/18/99      9,000       8,996,285
                                                                                  --------------
                                                                                      24,995,633
                                                                                  --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.9%
  First Tennessee, N.A............................   5.55%   07/13/98      8,000       7,999,918
                                                                                  --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 22.0%
  Abn-Amro Bank...................................   5.65%   07/07/98      2,000       1,999,974
  Barclays Bank PLC (a)...........................   5.52%   06/02/99     21,000      20,984,722
  Barclays Bank PLC...............................   5.56%   02/25/99      5,000       4,998,116
  Bayerische Hypo Und Wechsel Bank................   5.68%   03/03/99      3,000       2,999,132
  Bayerische Landesbank Girozentrale (a)..........   5.53%   03/23/99     20,000      19,988,015
  Bayerische Landesbank Girozentrale (a)..........   5.55%   06/30/99     20,000      19,984,044
  Canadian Imperial Bank of Commerce..............   5.55%   02/10/99     15,000      14,995,584
  Canadian Imperial Bank of Commerce..............   5.71%   03/30/99      4,000       3,997,288
  Canadian Imperial Bank of Commerce..............   5.69%   03/10/99      7,000       6,996,540
  Commerzbank.....................................   5.97%   08/17/98     10,000       9,999,631
  Credit Agricole Indosuez........................   5.74%   04/26/99      3,000       2,998,588
  Credit Agricole Indosuez........................   5.95%   10/21/98      5,000       4,999,267
  Credit Communal De Belgique S.A.................   5.58%   08/13/98      5,000       5,000,000
  Deutsche Bank...................................   5.55%   02/25/99     10,000       9,996,859
  Deutsche Bank...................................   5.64%   03/22/99      5,000       4,997,921
  Deutsche Bank...................................   5.66%   03/03/99      5,000       4,998,392
  Rabobank Nederland..............................   5.50%   02/09/99     13,000      12,993,903
  Svenska Handelsbanken A.B.......................   5.59%   09/22/98     18,000      17,999,795
  Swiss Bank Corp.................................   5.74%   06/11/99     20,000      19,989,139
                                                                                  --------------
                                                                                     190,916,910
                                                                                  --------------
COMMERCIAL PAPER -- 52.0%
  American Express Credit Corp....................   5.50%   09/30/98     13,000      12,819,264
  American General Finance Corp...................   5.53%   09/04/98      5,000       4,950,076
  American Honda Finance Corp.....................   5.57%   09/11/98      2,000       1,977,720
  Aon Corp........................................   5.55%   07/14/98      3,000       2,993,987
  Associates Corp. of North America...............   5.52%   09/10/98     10,000       9,891,133
  Associates Corp. of North America...............   5.53%   07/29/98     10,000       9,956,989
  Associates Corp. of North America...............   5.75%   07/15/98      2,000       1,995,528
  Bank of New York Co., Inc.......................   5.53%   07/21/98      7,312       7,289,536
  Barton Capital Corp.............................   5.60%   07/20/98      1,390       1,385,892
  BBL North America, Inc..........................   5.52%   08/14/98      9,000       8,939,280
  Beneficial Corp.................................   5.63%   07/24/98      2,000       1,992,857
  BP America, Inc.................................   5.75%   07/15/98      1,000         997,764
  Carnival Corp...................................   5.55%   07/27/98      4,000       3,983,967
  Centric Capital Corp............................   5.55%   09/28/98      4,000       3,945,117
  Centric Capital Corp............................   5.58%   08/28/98     10,000       9,910,100
  Centric Capital Corp............................   5.63%   07/22/98      3,000       2,990,147
  Centric Capital Corp............................   5.59%   08/14/98      2,000       1,986,335
  Centric Capital Corp............................   5.63%   07/27/98      1,581       1,574,571
  Centric Capital Corp............................   5.70%   07/20/98      5,000       4,984,958
  CIT Group Holdings, Inc.........................   5.56%   08/05/98      3,000       2,983,783
  CIT Group Holdings, Inc.........................   5.57%   08/27/98      6,000       5,947,085
  Coca Cola Enterprises, Inc......................   5.53%   09/24/98     10,000       9,869,431
  Coca Cola Enterprises, Inc......................   5.55%   08/07/98      2,000       1,988,592
  Commercial Credit Co............................   5.52%   08/13/98      8,000       7,947,253
  Commerzbank US Finance, Inc.....................   5.53%   08/26/98      3,000       2,974,193
  Corestates Capital Corp. (a)....................   5.93%   08/28/98      3,000       3,000,000
  Countrywide Home Loan, Inc......................   5.60%   07/28/98      1,000         995,800
  Countrywide Home Loan, Inc......................   5.60%   07/29/98      2,000       1,991,289
  Countrywide Home Loan, Inc......................   5.60%   08/03/98      4,000       3,979,467

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Cregem North America, Inc.......................   5.70%   07/20/98  $   5,277  $    5,261,125
  CXC, Inc........................................   5.60%   08/19/98     10,783      10,700,810
  Dresser Industries, Inc.........................   5.57%   07/28/98      8,583       8,547,144
  Dupont E I De Nemours & Co., Inc................   5.60%   08/13/98      3,000       2,979,933
  Eastman Kodak Co................................   5.56%   09/09/98      3,000       2,967,567
  First Chicago Financial Corp....................   5.52%   08/18/98      2,000       1,985,280
  First Chicago Financial Corp....................   5.53%   09/11/98      2,000       1,977,880
  Ford Motor Credit Corp..........................   5.55%   07/10/98      4,000       3,994,450
  Ford Motor Credit Corp..........................   5.60%   07/23/98      4,000       3,986,311
  Gateway Fuel Corp...............................   5.60%   07/28/98      2,235       2,225,613
  General Electric Capital Corp...................   5.53%   09/03/98     11,000      10,891,858
  General Electric Capital Corp...................   5.62%   07/22/98      3,500       3,488,526
  General Electric Financial Assurance Holdings,
    Inc...........................................   5.53%   09/17/98     20,000      19,760,367
  General Motors Corp.............................   5.58%   07/23/98      9,000       8,969,310
  General Re Corp.................................   5.51%   09/10/98      5,798       5,734,993
  General Signal Corp.............................   5.70%   07/13/98      2,999       2,993,302
  Household Finance Corp..........................   6.00%   07/08/98      4,000       3,995,333
  IBM Credit Corp.................................   5.60%   07/23/98      2,360       2,351,923
  International Lease Finance Corp................   5.75%   07/01/98        925         925,000
  Internationale Nederlanden US Fund..............   5.80%   07/15/98      1,825       1,820,884
  Marsh & McLennan Co., Inc.......................   5.53%   09/24/98     15,049      14,852,506
  Marsh & McLennan Co., Inc.......................   5.60%   07/28/98      1,200       1,194,960
  Mont Blanc Capital Corp.........................   5.60%   08/27/98      3,000       2,973,400
  Monte Rosa Capital Corp.........................   5.63%   08/27/98     18,000      17,839,545
  Morgan (J.P.) & Co., Inc........................   5.52%   09/10/98      8,000       7,912,907
  Morgan (J.P.) & Co., Inc........................   5.55%   07/17/98      2,000       1,995,067
  National Rural Utility Cooperative Finance
    Co............................................   5.60%   07/28/98      1,100       1,095,380
  Nordbanken North America, Inc...................   5.52%   08/04/98      7,000       6,963,507
  Nordbanken North America, Inc...................   5.52%   09/18/98      5,000       4,939,433
  Norwest Corp....................................   5.54%   08/12/98     30,000      29,806,100
  Norwest Financial, Inc..........................   5.52%   08/17/98      2,000       1,985,587
  Old Line Funding Corp...........................   5.60%   07/28/98      3,000       2,987,400
  Old Line Funding Corp...........................   5.60%   08/06/98      7,000       6,960,800
  Old Line Funding Corp...........................   5.70%   07/27/98     10,100      10,058,422
  Petrofina Delaware, Inc.........................   5.55%   08/14/98      9,868       9,801,062
  Petrofina Delaware, Inc.........................   5.60%   07/21/98      2,200       2,193,156
  SAFECO Corp.....................................   5.54%   09/14/98     17,000      16,803,792
  Salomon Smith Barney Holdings, Inc..............   5.53%   09/17/98     12,000      11,856,220
  Salomon Smith Barney Holdings, Inc..............   5.55%   08/24/98      6,000       5,950,050
  Societe Generale North America, Inc.............   5.55%   08/24/98      7,718       7,653,748
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.62%   08/24/98      1,000         991,570
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.66%   08/27/98      2,000       1,982,077
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.90%   07/14/98        600         598,722
  Thunder Bay Funding, Inc........................   5.70%   07/09/98      6,000       5,992,400
  Thunder Bay Funding, Inc........................   5.80%   07/15/98      2,320       2,314,767
  Thunder Bay Funding, Inc........................   5.80%   07/17/98        724         722,134
  Triple A-One Funding Corp.......................   5.70%   07/23/98      1,065       1,061,290
  Variable Funding Capital Corp...................   5.85%   07/09/98      4,132       4,126,628
  Windmill Funding Corp...........................   5.60%   07/27/98      2,504       2,493,873
  Windmill Funding Corp...........................   5.60%   07/28/98      5,754       5,729,833
  Windmill Funding Corp...........................   5.62%   08/28/98     10,000       9,909,455
  Wood Street Funding Corp........................   5.60%   08/28/98      5,000       4,954,889
  Wood Street Funding Corp........................   5.75%   07/29/98      2,100       2,090,608
                                                                                  --------------
                                                                                     450,591,011
                                                                                  --------------
LOAN PARTICIPATIONS -- 0.5%
  Halliburton Co..................................   5.75%   07/30/98      4,037       4,037,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 21.4%
  Abbey National Treasury Services PLC............   5.50%   02/05/99      3,000       2,998,603
  Abbey National Treasury Services PLC............   5.72%   06/11/99     14,000      13,989,863
  Chase Manhattan Corp. (a).......................   5.66%   10/15/98      4,000       4,000,456
  Chrysler Financial Corp. (a)....................   5.64%   03/11/99     15,000      15,001,501
  First National Bank of Chicago (a)..............   5.84%   11/09/98      5,000       5,003,712
  General Motors Acceptance Corp. (a).............   5.57%   09/21/98      4,000       3,998,983
  General Motors Acceptance Corp. (a).............   5.70%   02/02/99     10,000       9,998,281
  Goldman Sachs Group L.P. (a)....................   5.62%   07/01/99     30,000      30,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Liquid Asset Backed Security Trust 1997-7 (a)...   5.66%   12/22/98  $   8,552  $    8,551,918
  Liquid Asset Backed Security Trust 1998-1 (a)...   5.66%   02/26/99      5,971       5,970,563
  Merrill Lynch & Co., Inc. (a)...................   5.62%   10/08/98     16,000      15,999,575
  Morgan (J.P.) & Co., Inc. (a)...................   5.61%   04/05/99      1,000         999,728
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.85%   10/26/98      4,000       4,000,000
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.86%   11/16/98      5,000       5,000,000
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.86%   11/16/98      2,000       2,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.65%   08/28/98     16,000      16,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.69%   03/31/99      2,000       2,000,000
  Short Term Repackaged Asset Trust 1997-A (a)....   5.68%   12/15/98      8,000       8,000,000
  SMM Trust Notes 1997-X (a)......................   5.66%   12/14/98      9,000       9,000,000
  Strategic Money Market Trust 1997-A (a).........   5.69%   12/16/98     23,000      23,000,000
                                                                                  --------------
                                                                                     185,513,183
                                                                                  --------------
TOTAL INVESTMENTS -- 99.7%
  (amortized cost $864,053,655; (b))............................................     864,053,655
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................       2,269,049
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $  866,322,704
                                                                                  --------------
                                                                                  --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 was as follows:

Commercial Banks                                   39.7%
Asset Backed Securities                            14.9%
Security Brokers & Dealers                          8.6%
Bank Holding Company U.S.                           7.4%
Motor Vehicle Parts                                 5.5%
Short-Term Business Credit                          5.1%
Personal Credit                                     4.9%
Fire & Marine Casualty Insurance                    2.6%
Insurance                                           1.9%
Finance Lessors                                     1.5%
Crude Petroleum & Natural Gas                       1.5%
Beverages                                           1.4%
General Industrial Machinery                        1.0%
Mortgage Bankers                                    0.8%
Electrical Services                                 0.6%
Construction                                        0.5%
Water Transport                                     0.5%
Accidental/Health Insurance                         0.3%
Office Machines                                     0.3%
Photographic Equipment                              0.3%
Plastic                                             0.3%
Equipment Rental & Leasing                          0.1%
                                            ------------
                                                   99.7%
Other assets in excess of liabilities               0.3%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 1998 (UNAUDITED)


LONG-TERM INVESTMENTS -- 95.2%                                                       PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                        RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.5%
  Boeing Co.......................................      Aa3        8.75%   08/15/21  $   6,250  $    7,940,812
  Raytheon Co.....................................      Baa1       5.95%   03/15/01      6,500       6,474,000
                                                                                                --------------
                                                                                                    14,414,812
                                                                                                --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.......................................      Ba1        8.50%   03/15/06        600         612,900
                                                                                                --------------
AIRLINES -- 2.9%
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,007,730
  Delta Air Lines, Inc............................      Baa3      9.875%   05/15/00      6,000       6,395,160
  United Airlines, Inc............................      Baa3       9.75%   08/15/21      3,500       4,556,475
  United Airlines, Inc............................      Baa3      10.67%   05/01/04      7,000       8,363,320
  United Airlines, Inc............................      Baa3      11.21%   05/01/14      5,000       6,945,900
                                                                                                --------------
                                                                                                    27,268,585
                                                                                                --------------
ASSET-BACKED SECURITIES -- 1.4%
  Advanta Mortgage Loan Trust, Series 1994-3......      Aaa        8.49%   01/25/26      8,500       8,901,094
  California Infrastructure PG&E, Series 1997-1...      Aaa        6.32%   09/25/05      4,000       4,059,375
                                                                                                --------------
                                                                                                    12,960,469
                                                                                                --------------
AUTO - CARS & TRUCKS -- 0.9%
  Navistar International Corp.....................      Ba1        7.00%   02/01/03      3,500       3,508,750
  Navistar International Corp.....................      Ba3        8.00%   02/01/08      4,500       4,522,500
                                                                                                --------------
                                                                                                     8,031,250
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia)............................      Baa3      8.625%   06/02/00      2,000       2,030,000
  Banco Ganadero, SA, M.T.N., (Colombia)..........      Baa3       9.75%   08/26/99      4,100       4,161,500
  Capital One Bank................................      Baa3       7.08%   10/30/01      5,000       5,107,700
  Chase Manhattan Corp............................       A1        8.00%   06/15/99      2,000       2,039,180
  Chemical Bank...................................      Aa3       6.625%   08/15/05      2,000       2,030,820
  Compass Trust Bank..............................       A3        8.23%   01/15/27      4,500       4,837,500
  Kansallis-Osake Pankki, (Finland)...............       A3        8.65%   01/01/49      5,000       5,127,200
  Kansallis-Osake Pankki, (Finland)...............       A3       10.00%   05/01/02      5,000       5,637,450
  National Australia Bank, (Australia)............       A1        6.40%   12/10/07      3,700       3,813,701
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       5,175,000
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,570,000
  Union Planters Corp.............................      Baa1       8.20%   12/15/26      2,900       3,122,227
                                                                                                --------------
                                                                                                    46,652,278
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 3.5%
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.375%   03/06/03      3,900       3,909,750
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.625%   03/06/05      2,100       2,113,125
  Rogers Cablesystems, Inc., (Canada).............      Ba3       10.00%   03/15/05      4,000       4,440,000
  Tele-Communications, Inc........................      Baa3       6.34%   02/01/02      3,500       3,487,085
  Tele-Communications, Inc........................      Baa3      6.375%   09/15/99      2,750       2,762,622
  Tele-Communications, Inc........................      Baa3      10.125%  04/15/22      6,300       8,725,248
  Videotron Holdings, PLC, Zero Coupon (until
    7/1/99) (United Kingdom)......................      Baa3      11.125%  07/01/04      8,000       7,860,160
                                                                                                --------------
                                                                                                    33,297,990
                                                                                                --------------
COMPUTER SOFTWARE & SERVICES -- 1.2%
  Computer Associates International, Inc..........      Baa1      6.375%   04/15/05     11,000      10,890,000
                                                                                                --------------
CONTAINERS -- 1.8%
  Owens-Illinois, Inc.............................      Ba1        7.80%   05/15/18     12,000      12,307,320
  Owens-Illinois, Inc.............................      Ba1        7.50%   05/15/10      5,000       5,069,850
                                                                                                --------------
                                                                                                    17,377,170
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCT -- 1.1%
  Philip Morris Cos., Inc.........................       A2        6.15%   03/15/10     10,000       9,987,500
                                                                                                --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc...............................      Baa2       6.30%   03/15/11      3,500       3,495,625
                                                                                                --------------
FINANCIAL SERVICES -- 11.9%
  Advanta Corp., M.T.N............................       B2        7.25%   08/16/99     10,000       9,880,700
  Aristar, Inc....................................       A3        5.75%   07/15/98      2,000       1,996,080
  Aristar, Inc....................................      Baa1       7.50%   07/01/99      2,000       2,029,340
  Arkwright Corp..................................      Baa3      9.625%   08/15/26      5,000       5,831,250
  Calair Capital Corp.............................      Ba2       8.125%   04/01/08      3,000       2,992,500
  Chrysler Financial Corp.........................       A2        9.50%   12/15/99      5,000       5,240,600
  Conseco, Inc....................................      Baa3       6.40%   06/15/01     10,000       9,975,000
  Conseco, Inc....................................      Ba2        8.70%   11/15/26      1,600       1,798,752
  Conseco, Inc....................................      Ba2       8.796%   04/01/27     10,500      11,896,290
  ContiFinancial Corp.............................      Ba1        7.50%   03/15/02     14,000      13,993,280
  ContiFinancial Corp.............................      Ba1       8.125%   04/01/08      3,300       3,340,293
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       7.00%   06/15/00      9,000       9,135,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99  $   3,000  $    3,120,000
  Ford Motor Credit Co............................       A1        5.75%   01/25/01      4,000       3,973,920
  General Motors Acceptance Corp..................       A2        8.40%   10/15/99      3,700       3,807,633
  Nationwide CSN Trust............................       A1       9.875%   02/15/25      5,000       6,087,500
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................       B3        9.75%   04/15/01      5,750       5,117,500
  Reliastar Financial Corp........................       A3       6.625%   09/15/03      5,000       5,057,500
  US West Capital Funding Inc.....................       A3       6.875%   07/15/28      6,500       6,503,250
                                                                                                --------------
                                                                                                   111,776,388
                                                                                                --------------
FOOD & BEVERAGE -- 0.3%
  Whitman Corp....................................      Baa2       7.50%   08/15/01      3,000       3,098,610
                                                                                                --------------
FOREST PRODUCTS -- 1.2%
  Fort James Corp.................................      Baa3      6.234%   03/15/11      5,000       4,993,750
  Westvaco Corp...................................       A1        9.75%   06/15/20      5,000       6,756,250
                                                                                                --------------
                                                                                                    11,750,000
                                                                                                --------------
HOUSING RELATED -- 1.1%
  American Standard Cos. Inc......................      Ba3       7.375%   04/15/05      5,000       4,968,750
  Owens Corning...................................      Baa3       7.50%   05/01/05      5,000       5,100,000
                                                                                                --------------
                                                                                                    10,068,750
                                                                                                --------------
INDUSTRIAL -- 0.3%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03      3,000       2,887,500
                                                                                                --------------
INVESTMENT BANKERS -- 8.1%
  Lehman Brothers Holdings, Inc., M.T.N...........      Baa1       6.40%   08/30/00     23,250      23,380,897
  Merrill Lynch, Pierce, Fenner & Smith, Inc......      Aa3       5.838%   06/24/03     15,000      14,985,000
  Morgan Stanley, Dean Witter, Discover & Co......       A1        6.09%   03/09/11      6,500       6,508,450
  Salomon Inc.....................................       A2        6.25%   10/01/99      8,000       8,027,280
  Salomon Inc.....................................       A2        6.65%   07/15/01      7,000       7,091,140
  Salomon, Inc....................................       A2        6.50%   03/01/00     10,000      10,076,000
  Salomon, Inc., M.T.N............................       A2        6.59%   02/21/01      3,500       3,548,510
  Salomon, Inc....................................       A2        7.25%   05/01/01      2,250       2,313,833
                                                                                                --------------
                                                                                                    75,931,110
                                                                                                --------------
LEISURE & TOURISM -- 1.4%
  Royal Caribbean Cruises Ltd.....................      Baa3       7.00%   10/15/07      8,000       8,192,480
  Royal Caribbean Cruises Ltd.....................      Baa3       7.25%   08/15/06      5,000       5,202,900
                                                                                                --------------
                                                                                                    13,395,380
                                                                                                --------------
LODGING -- 1.4%
  ITT Corp........................................      Ba1        6.25%   11/15/00      7,000       6,822,200
  ITT Corp........................................      Baa2       6.75%   11/15/03      7,000       6,769,700
                                                                                                --------------
                                                                                                    13,591,900
                                                                                                --------------
MEDIA -- 8.2%
  CBS Corp........................................      Ba1        7.15%   05/20/05      9,400       9,400,000
  News America Holding, Inc.......................      Baa3      6.703%   05/21/34     36,000      36,315,000
  Paramount Communications, Inc...................      Ba2        7.50%   01/15/02      5,000       5,135,050
  Time Warner, Inc................................      Baa3       8.11%   08/15/06      7,800       8,598,408
  Turner Broadcasting System, Inc.................      Baa3       7.40%   02/01/04     13,500      14,111,280
  Viacom, Inc.....................................      Ba2        7.75%   06/01/05      3,050       3,249,623
                                                                                                --------------
                                                                                                    76,809,361
                                                                                                --------------
OIL & GAS -- 1.9%
  B.J. Services Co................................      Baa2       7.00%   02/01/06      5,000       5,145,000
  Occidental Petroleum Corp.......................      Baa2      10.125%  11/15/01      5,000       5,568,900
  Occidental Petroleum Corp.......................      Baa2      11.125%  08/01/10      5,000       6,787,700
                                                                                                --------------
                                                                                                    17,501,600
                                                                                                --------------
OIL & GAS SERVICES -- 3.5%
  K N Energy, Inc.................................      Baa2       6.30%   03/01/21     15,000      15,024,900
  R&B Falcon Corp.................................      Ba1        6.50%   04/15/03      6,500       6,432,400
  R&B Falcon Corp.................................      Ba1        6.75%   04/15/05      6,100       6,031,253
  R&B Falcon Corp.................................      Ba1       7.375%   04/15/18      5,750       5,799,393
                                                                                                --------------
                                                                                                    33,287,946
                                                                                                --------------
RAILROADS -- 0.6%
  Norfolk Southern Corp...........................      Baa1       7.80%   05/15/27      5,000       5,725,000
                                                                                                --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  ERP Operating L.P...............................       A3        6.63%   04/13/15      6,500       6,532,500
  Felcor Suite Hotels, Inc........................      Ba1       7.625%   10/01/07      7,900       7,861,843
                                                                                                --------------
                                                                                                    14,394,343
                                                                                                --------------
RESTAURANTS -- 1.1%
  Darden Restaurants, Inc.........................      Baa1      7.125%   02/01/16     10,000      10,051,300
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
RETAIL -- 3.9%
  Federated Department Stores, Inc................      Baa2      8.125%   10/15/02  $   5,250  $    5,608,050
  Federated Department Stores, Inc................      Baa2       8.50%   06/15/03     10,200      11,118,000
  Federated Department Stores, Inc................      Baa2      10.00%   02/15/01      3,000       3,267,000
  Kroger Co., (The)...............................      Baa3      6.375%   03/01/08      6,600       6,554,724
  Meyer, (Fred) Inc...............................      Ba2        7.15%   03/01/03      1,500       1,507,395
  Meyer, (Fred) Inc...............................      Ba2       7.375%   03/01/05      5,000       5,012,250
  Rite Aid Corp...................................      Baa1       6.70%   12/15/01      4,000       4,060,000
                                                                                                --------------
                                                                                                    37,127,419
                                                                                                --------------
SUPRANATIONAL -- 0.1%
  International Bank for Reconstruction and
    Development...................................      Aaa       12.375%  10/15/02        750         932,760
                                                                                                --------------
TELECOMMUNICATIONS -- 0.8%
  Qwest Communications International Inc..........      Ba1        Zero    10/15/07     10,500       7,875,000
                                                                                                --------------
UTILITIES -- 3.6%
  Arkla, Inc., M.T.N..............................      Baa1       9.32%   12/18/00      2,000       2,132,360
  Commonwealth Edison Co..........................      Baa3      7.625%   01/15/07      7,525       7,999,301
  El Paso Electric Company........................      Ba2        9.40%   05/01/11      4,000       4,554,360
  Niagara Mohawk Power............................      Ba1       6.875%   04/01/03      4,000       4,070,360
  Niagara Mohawk Power............................      Ba1       7.375%   08/01/03      8,000       8,340,480
  Niagara Mohawk Power............................      Ba1        8.00%   06/01/04      5,000       5,351,500
  Pennsylvania Power & Light Co...................       A3       9.375%   07/01/21      1,150       1,276,282
                                                                                                --------------
                                                                                                    33,724,643
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 21.4%
  Federal Farm Credit Bank........................                 8.65%   10/01/99        150         155,274
  Resolution Funding Corp.........................                8.125%   10/15/19        700         893,921
  Resolution Funding Corp.........................                 Zero    10/15/15     17,100       6,252,273
  Resolution Funding Corp.........................                8.625%   01/15/21        200         267,250
  United States Treasury Bond.....................                8.125%   08/15/19     15,300      19,746,486
  United States Treasury Bond.....................                 5.50%   05/31/00     20,000      19,996,800
  United States Treasury Note.....................                 5.50%   02/29/00      6,100       6,098,109
  United States Treasury Note.....................                 5.50%   02/15/08         25          24,984
  United States Treasury Note.....................                5.625%   05/15/08     31,600      32,029,444
  United States Treasury Note.....................                6.125%   11/15/27     87,725      94,002,601
  United States Treasury Note.....................                 6.50%   05/15/05      5,600       5,910,632
  United States Treasury Note.....................                 7.25%   05/15/04      2,200       2,387,000
  United States Treasury Note.....................                7.125%   09/30/99      3,500       3,566,710
  United States Treasury Note.....................                 7.50%   02/15/05      4,100       4,538,167
  United States Treasury Strip....................                 Zero    02/15/19     17,000       5,254,190
                                                                                                --------------
                                                                                                   201,123,841
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 1.0%
                                                                           10/01/16
                                                                              -
  Federal National Mortgage Association...........                 9.00%   09/01/21        450         477,767
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association........                 7.50%   02/15/26      8,953       9,204,270
                                                                                                --------------
                                                                                                     9,682,037
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 2.1%
  City Of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      2,000       1,680,000
  City Of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      1,000         840,000
  City of St. Petersburg, (Russia)................       NR        9.50%   06/18/02      5,200       4,160,000
  Republic of Panama, (Panama)....................      Ba1       7.875%   02/13/02      8,000       7,840,000
  Rio De Janeiro, (Brazil)........................       B1       10.375%  07/12/99      5,000       5,000,000
                                                                                                --------------
                                                                                                    19,520,000
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $871,780,737).........................................................................     895,243,467
                                                                                                --------------

SHORT-TERM INVESTMENT -- 3.3%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $30,681,000; Note 5)....................                5.715%   07/01/98     30,681      30,681,000
                                                                                                --------------
TOTAL INVESTMENTS -- 98.5%
  (cost $902,461,737; Note 6).................................................................     925,924,467
                                                                                                --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.................................................      14,246,643
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $  940,171,110
                                                                                                --------------
                                                                                                --------------

The following abbreviations are used in portfolio descriptions:
  M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           HIGH YIELD BOND PORTFOLIO
JUNE 30, 1998 (UNAUDITED)


LONG-TERM INVESTMENTS -- 98.0%                                                       PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 88.9%                               RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 0.6%
  Compass Aerospace Corp., Sr. Sub. Notes.........      Caa1      10.125%  04/15/05  $   1,500  $    1,530,000
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,070,000
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000         982,500
                                                                                                --------------
                                                                                                     4,582,500
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.3%
  AM General Corp., Sr. Notes.....................       B3       12.875%  05/01/02      3,700       3,700,000
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,360,000
  Paragon Corp. Holdings, Sr. Notes...............       B3       9.625%   04/01/08      2,000       1,780,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,075,000
  Venture Holdings Trust, Sr. Notes...............       NR        9.50%   07/01/05      2,700       2,730,375
  Walbro Corp., Sr. Notes.........................       B2       10.125%  12/15/07      1,000         982,500
                                                                                                --------------
                                                                                                    16,627,875
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 2.5%
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 12/ 15/02)..........       B3       12.25%   12/15/08      5,000       3,181,250
  Cumulus Media, Sr. Sub. Notes...................       B3       10.375%  07/01/08      1,750       1,776,250
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       1,825,800
  Globo Communicacoes, Sr. Notes..................       B1       10.625%  12/05/08      1,000         885,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/01)........................      Caa1      11.625%  02/01/09        550         339,625
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,681,250
  Shop At Home, Inc., Sr. Sec'd. Notes............       B1       11.00%   04/01/05      1,250       1,318,750
  Telemundo Group Inc., Sr. Disc. Notes...........       B1        7.00%   02/15/06        750         808,125
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,409,000
  TV Azteca SA de CV, Sr. Notes...................       NR       10.50%   02/15/07      2,850       2,850,000
                                                                                                --------------
                                                                                                    18,075,050
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 3.5%
  Ainsworth Lumber Co., Ltd., Bonds...............       B3       12.50%   07/15/07      3,125       3,359,375
  Engle Homes, Inc., Gtd. Notes...................       B1        9.25%   02/01/08      2,500       2,468,750
  Engle Homes, Inc., Sr. Notes....................       B1        9.25%   02/01/08      2,500       2,462,500
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 6/15/ 02)...........       NR       10.50%   06/15/07      1,900       1,263,500
  New Millenium Homes, Sr. Notes..................       NR       12.00%   09/03/04      3,000       2,955,000
  Presley Co., Sr. Sub. Notes.....................       B2       12.50%   07/01/01      6,907       6,492,580
  Webb (Del E.), Sr. Sub. Deb.....................       B2       9.375%   05/01/09      3,000       2,962,500
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      3,000       2,917,500
                                                                                                --------------
                                                                                                    24,881,705
                                                                                                --------------
CABLE -- 4.4%
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................       NR       15.00%   12/01/07      3,245       1,898,325
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02)...................       NR       12.75%   02/15/07      4,000       2,960,000
  Diva Systems Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.625%  03/01/08      1,000         470,000
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B3       13.125%  03/15/04      1,500       1,378,125
  Falcon Holdings Group, Sr. Disc. Deb., Zero
    Coupon (until 4/15/03)........................       B2       9.285%   04/15/10      2,000       1,295,000
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,819,400
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/01)...................       B3       12.75%   04/15/05      4,350       3,849,750
  International Cabletel, Inc., Zero Coupon (until
    10/15/98).....................................       B3       10.875%  10/15/03      1,500       1,500,000
  NTL, Inc., Sr. Notes, Zero Coupon (until
    4/01/03)......................................       B3        9.75%   04/01/08      2,000       1,300,000
  Renaissance Media, Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       B3       10.00%   04/15/08      1,000         622,500
  Rogers Cablesystems Inc., Sr. Sec'd. Deb.,
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,110,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes,
    (Canada)......................................      Ba3       10.00%   03/15/05      1,750       1,942,500
  Scott Cable Communications, Jr. Sub. PIK........       NR       16.00%   07/18/02        108           8,640
  Scott Cable Communications, PIK.................       NR       15.00%   03/18/02        908         889,656
  Star Choice Communications, Inc., Sr. Notes,
    (Canada)......................................       NR       13.00%   12/15/05      3,000       3,060,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00)..................       B1       11.00%   10/01/07      3,000       2,475,000
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       10.75%   02/15/08      4,500       2,745,000
                                                                                                --------------
                                                                                                    31,323,896
                                                                                                --------------
CHEMICALS -- 0.8%
  Borden Chemicals & Plastics, L.P., Sr. Notes....      Ba2        9.50%   05/01/05      1,500       1,500,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      5,060       2,884,200
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000       1,000,000
                                                                                                --------------
                                                                                                     5,384,200
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
CONSUMER PRODUCTS -- 4.9%
  Coinstar Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/99)..............................       NR       13.00%   10/01/06  $   4,275  $    3,569,625
  Corning Consumer Products, Sr. Sub. Notes.......       B3       9.625%   05/01/08      2,500       2,481,250
  Edison Brothers Corp., Sr. Notes................       NR       11.00%   09/26/07      3,680       2,833,600
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000         880,000
  French Fragrances, Inc., Sr. Notes..............       B2       10.375%  05/15/07      2,470       2,618,200
  Hedstrom Corp., Sr. Sub. Notes..................       NR       10.00%   06/01/07        900         922,500
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 6/01/02)........................       NR       12.00%   06/01/09        400         252,000
  Icon Health & Fitness, Sr. Sub. Notes...........      Caa       13.00%   07/15/02      3,000       3,000,000
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................       NR       15.00%   11/15/04      2,250       1,575,000
  Interact Systems Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99).........................       NR       14.00%   08/01/03      4,400       1,980,000
  La Petite Holdings, Sr. Notes...................       B3       10.00%   05/15/08        750         757,500
  Packaging Resources Group, Sr. Notes............       NR       13.00%   06/30/03      1,985       1,488,670
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,560,000
  Rayovac Corp., Sr. Sub. Notes...................       B3       10.25%   11/01/06      2,080       2,256,800
  Remington Products Co., Sr. Sub. Notes..........       B3       11.00%   05/15/06      2,625       2,415,000
  Sealy Corp., Sr. Disc. Notes, Zero Coupon (until
    12/15/02).....................................       B3       10.875%  12/15/07      2,500       1,625,000
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07      2,500       2,225,000
  Waste System International, Sr. Sub. Notes......      Caa1       7.00%   05/13/05      2,000       2,030,000
                                                                                                --------------
                                                                                                    34,470,145
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.1%
  Abbey Healthcare Group, Inc., Bonds.............       B1        9.50%   11/01/02      1,000         990,000
  Dade International, Inc., Sr. Sub Notes.........       B3       11.125%  05/01/06      6,250       7,062,500
  Fresenius Medical Co., Gtd. Notes...............      Ba3       7.875%   02/01/08      2,100       2,063,250
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      5,000       4,500,000
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      2,100       2,181,375
  Magellan Health Services, Bonds.................       B3        9.00%   02/15/08      4,000       3,960,000
  Medaphis Corp., Sr. Notes.......................       B2        9.50%   02/15/05      1,500       1,455,000
  Mediq, Inc., Sr. Sub. Notes.....................       B3       11.00%   06/01/08      2,000       2,050,000
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,722,500
  Paragon Health Networks, Sr. Sub Notes, Zero
    Coupon (until 11/01/02).......................       B3       10.50%   11/01/07      3,000       1,980,000
                                                                                                --------------
                                                                                                    28,964,625
                                                                                                --------------
ENERGY -- 4.4%
  Anker Coal Group Inc., Sr. Notes................       B3        9.75%   10/01/07      3,000       2,700,000
  Chesapeake Energy Corp., Sr. Notes..............       B1       9.625%   05/01/05      2,500       2,506,250
  Chiles Offshore, Sr. Notes......................       B3       10.00%   05/01/08      1,000         962,500
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,375,000
  Gothic Productions Corp., Sr. Notes.............       B3       11.125%  05/01/05      1,250       1,187,500
  Grant Geophysical, Inc., Sr. Notes..............       B3        9.75%   02/15/08      2,500       2,481,250
  Great Lakes Carbon Corp., Sr. Sub. Notes........       B3       10.25%   05/15/08      2,000       2,020,000
  Ocean Rig Norway Co., Gtd. Notes................       B3       10.25%   06/01/08      2,000       1,900,000
  P & L Coal Holdings, Sr. Notes..................       NR       8.875%   05/15/08      2,000       2,057,500
  P & L Coal Holdings, Sr. Sub. Notes.............       NR       9.625%   05/15/08      1,500       1,539,375
  Parker Drilling Corp., Sr. Notes................       B1        9.75%   11/15/06        850         869,125
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,670,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         804,870
  Seven Seas Petroleum, Inc., Sr. Notes...........      Caa1      12.50%   05/15/05      1,500       1,500,000
  Tesoro Petrolem Corp., Sr. Sub. Notes...........       B1        9.00%   07/01/08      3,000       3,003,750
  Transamerican Energy Corp., Sr. Disc. Notes.....       NR       11.50%   06/15/02        900         828,000
  Transamerican Energy Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/15/99)...................       NR       13.00%   06/15/02      1,300       1,066,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       11.375%  02/15/09        700         430,500
  Universal Compression, Sr. Disc. Notes, Zero
    Coupon (until 2/15/03)........................       B2       9.875%   02/15/08      1,750       1,106,875
                                                                                                --------------
                                                                                                    31,008,495
                                                                                                --------------
FINANCIAL SERVICES -- 3.1%
  AmeriCredit Corp., Sr. Notes....................       B1        9.25%   02/01/04      2,500       2,550,000
  Amresco, Inc., Sr. Sub. Notes...................       B2       9.875%   03/15/05      1,400       1,414,000
  BF Saul Corp., Sr. Notes........................       B3        9.75%   04/01/08      1,750       1,732,500
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,125       1,113,750
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,951,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................       NR       10.625%  10/01/03      1,600       1,808,000
  Fuji LLC, Bonds.................................      Baa2       9.87%   12/31/49      2,000       1,767,500
  Korea Development Bank (Korea) Bonds............      Ba1        7.90%   02/01/02      3,000       2,711,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Nationwide Credit, Sr. Notes....................       B3       10.25%   01/15/08  $     850  $      854,250
  SB Treasury Co., Bonds..........................       A2        9.40%   12/29/49      5,000       4,956,250
                                                                                                --------------
                                                                                                    21,858,350
                                                                                                --------------
FOOD & BEVERAGE -- 3.6%
  Advantica Restaurant Group, Bonds...............       NR       11.25%   01/15/08      4,762       5,048,218
  Curtis-Burns Foods, Inc., Sr. Sub. Notes........       B3       12.25%   02/01/05      2,870       3,128,300
  Favorite Brands, Sr. Notes......................       B3       10.75%   05/15/06      1,500       1,515,000
  Fresh Foods, Inc., Bonds........................       B3       10.75%   06/01/06      1,250       1,251,562
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/01/99)...............................       NR       15.00%   01/24/02      3,000       2,707,500
  Grupo Azucarero Mexico, Sr. Notes...............       B3       11.50%   01/15/05      4,000       3,320,000
  Packaged Ice, Inc., Sr. Notes...................       B3        9.75%   02/01/05      4,000       4,040,000
  PSF Holdings, LLC, Notes (b) (cost $255,739;
    purchased 9/17/96 and 3/03/97)................       NR       11.00%   09/17/03        256         276,198
  Specialty Foods Acquisition Corp., Sr. Notes....       B2       10.25%   08/15/01      2,765       2,682,050
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,850       1,683,500
                                                                                                --------------
                                                                                                    25,652,328
                                                                                                --------------
GAMING -- 4.4%
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      4,749       3,941,670
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      3,750       4,359,375
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      3,590       3,877,163
  Empress Entertainment, Sr. Sub. Notes...........       B1       8.125%   07/01/06        500         501,250
  Fitzgerald Gaming, Sr. Notes....................       B3       12.25%   12/15/04      1,750       1,697,500
  Grand Casinos Inc., Sr. Notes...................       B2        9.00%   10/15/04      1,000       1,085,000
  Grand Casinos, Inc., Sr. Notes..................      Ba3       10.125%  12/01/03      2,400       2,616,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      3,000       3,165,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,500       2,593,750
  Louisiana Casino Cruises, Inc., Sr. Notes.......       NR       11.50%   12/01/98      2,680       2,686,449
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      1,150       1,260,688
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06      1,500       1,458,750
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      2,100       1,968,750
                                                                                                --------------
                                                                                                    31,211,345
                                                                                                --------------
INDUSTRIAL -- 5.7%
  Brand Scaffold Services, Sr. Notes..............       B3       10.25%   02/15/08      1,100       1,116,500
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01      1,500       1,380,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      4,120       4,284,800
  Eagle-Picher Industries, Sr. Sub. Notes.........       B3       9.375%   03/01/08      1,250       1,256,250
  Glasstech, Inc., Sr. Notes......................       NR       12.75%   07/01/04      1,500       1,470,000
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       13.00%   12/31/03      4,450       4,839,375
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02        500         510,000
  International Utility Structures, Inc...........      Caa1      10.75%   02/01/08        600         606,000
  International Wireless Group, Sr. Sub. Notes....       NR       11.75%   06/01/05      3,000       3,300,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      3,000       3,187,500
  Moll Industries, Sr. Sub. Notes.................       B3       10.50%   07/01/08      1,000       1,020,000
  Motors & Gears Inc., Sr. Notes..................       B3       10.75%   11/15/06      3,500       3,745,000
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      3,650       3,467,500
  Simonds Industries, Sr. Sub. Notes..............       B3       10.25%   07/01/08        750         750,000
  Thermadyne Holdings, Deb., Zero Coupon (until
    6/01/03)......................................      Caa1      12.50%   06/01/08      5,000       2,775,000
  Thermadyne Manufacturing, Sr. Sub. Notes........       B3       9.875%   06/01/08      2,500       2,518,750
  UCAR Global Enterprises, Sr. Sub. Notes.........       B1       12.00%   01/15/05      2,500       2,718,750
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      1,750       1,820,000
                                                                                                --------------
                                                                                                    40,765,425
                                                                                                --------------
LEISURE -- 0.9%
  Clearview Cinema Group, Sr. Notes...............       B3       10.875%  06/01/08      3,750       3,825,000
  Outboard Marine, Sr. Notes......................       B3       10.75%   06/01/08      2,500       2,525,000
                                                                                                --------------
                                                                                                     6,350,000
                                                                                                --------------
LODGING -- 0.1%
  Premier Cruises Ltd., Sr. Notes.................       B3       11.00%   03/15/08      1,000         670,000
                                                                                                --------------
OIL & GAS -- 0.9%
  Bayard Drilling Technologies, Inc., Sr. Notes...       B2       11.00%   06/30/05      1,500       1,503,750
  Empire Gas Corp., Sr. Notes.....................      Caa        7.00%   07/15/04      5,300       4,796,500
                                                                                                --------------
                                                                                                     6,300,250
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
PAPER/PACKAGING -- 6.2%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 7/01/03)...............................      Caa       13.50%   07/01/09  $   6,000  $    3,165,000
  APP International Finance, Sr. Sec'd. Notes.....      Ba3       11.75%   10/01/05      3,750       3,300,000
  Envirodyne Industries, Inc., Sr. Disc. Notes....       B1       12.00%   06/15/00      2,100       2,231,250
  Envirodyne Industries, Inc., Sr. Notes..........       B3       10.25%   12/01/01      4,500       4,477,500
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       2,068,500
  Gaylord Container Corp., Sr. Sub. Notes.........      Caa1      9.875%   02/15/08        300         291,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 1/15/03)...............................      Caa1      10.75%   01/15/09      1,100         684,750
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      4,000       4,460,000
  Millar Western Forest, Sr. Notes................       B3       9.875%   05/15/08      2,250       2,205,000
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      4,875       5,021,250
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      2,500       2,762,500
  Silgan Holdings, Inc., Sub. Debs................       NR       13.25%   07/15/06      3,149       3,542,625
  Stone Container, Sr. Sub. Notes.................       B3       12.25%   04/01/02      4,000       4,140,000
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,289,375
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,667       3,040,380
                                                                                                --------------
                                                                                                    43,679,130
                                                                                                --------------
PUBLISHING -- 1.5%
  American Banknote Corp., Sr. Sub. Notes.........       B3       11.25%   12/01/07      5,750       5,606,250
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,713,750
                                                                                                --------------
                                                                                                    10,320,000
                                                                                                --------------
RETAIL -- 6.7%
  AKI, Inc., Sr. Notes............................       B2       10.50%   07/01/08      3,750       3,787,500
  Barry's Jewelers, Inc., Sr. Notes (d)...........       B3       11.00%   12/22/00        750         487,500
  County Seat Stores, Inc., Sr. Notes.............       NR       12.75%   11/01/04      3,750       3,946,875
  Duane Reade Inc., Sr. Sub. Notes................       B3        9.25%   02/15/08        400         405,000
  Frank's Nursery & Crafts, Sr. Sub. Notes........       B3       10.25%   03/01/08      2,100       2,115,750
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      5,025       3,743,625
  Hills Stores Co., Sr. Notes.....................       B1       12.50%   07/01/03      2,500       2,462,500
  Merisel Inc., Sr. Notes.........................       Ca       12.50%   12/31/04      5,250       5,722,500
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   03/31/04      7,171       7,762,608
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      6,374       6,597,090
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,792,200
  Phillips-Van Heusen Corp., Sr. Sub. Notes.......       B1        9.50%   05/01/08      1,250       1,243,750
  Speedy Muffler King, Inc., Bonds................       B1       10.875%  10/01/06      3,000       2,550,000
  US Office Products, Sr. Sub. Notes..............       B3        9.75%   06/15/08      1,750       1,732,500
                                                                                                --------------
                                                                                                    47,349,398
                                                                                                --------------
STEEL & METAL -- 3.1%
  Earle M. Jorgensen Co., Sr. Notes...............       B3        9.50%   04/01/05      1,000         970,000
  Geneva Steel, Sr. Notes.........................       B1        9.50%   01/15/04      2,000       1,800,000
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         990,000
  Pohang Iron & Steel, Notes......................      Ba1       7.125%   07/15/04      5,000       4,062,500
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,619,020
  Renco Steel Holdings, Sr. Notes.................       NR       10.875%  02/01/05        800         802,000
  Sheffield Steel Corp., First Mtg. Notes.........       NR       11.50%   12/01/05      3,500       3,561,250
  WCI Steel, Inc., Sr. Notes......................       B2       10.00%   12/01/04      2,000       2,055,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      3,625       3,697,500
  WHX Corp., Sr. Notes............................       B3       10.50%   04/15/05      2,500       2,531,250
                                                                                                --------------
                                                                                                    22,088,520
                                                                                                --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      5,760       5,414,400
  Pantry Inc., Sr. Sub. Notes.....................       B3       10.25%   10/15/07      2,800       2,842,000
                                                                                                --------------
                                                                                                     8,256,400
                                                                                                --------------
TECHNOLOGY -- 2.7%
  Ampex, Sr. Notes................................       NR       12.00%   03/15/03      5,000       5,150,000
  Anacomp, Inc., Sr. Sub. Notes...................       B3       10.875%  04/01/04      2,000       2,110,000
  Bell Technology, Sr. Notes......................       NR       13.00%   05/01/05      1,250       1,262,500
  Decisionone Corp., Sr. Sub. Notes...............       B3        9.75%   08/01/07      4,000       3,840,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       NR       11.875%  11/15/07      1,300         799,500
  Details, Inc., Sr. Sub. Notes...................       B-       10.00%   11/15/05      1,000         995,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07  $   2,000  $    1,960,000
  Jordan Telecommunication Products, Inc. Sr.
    Notes.........................................       NR       9.875%   08/01/07      2,900       2,958,000
                                                                                                --------------
                                                                                                    19,075,000
                                                                                                --------------
TELECOMMUNICATIONS -- 16.3%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/ 03)...........       NR       12.25%   02/15/08      1,500         847,500
  Allegiance Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/ 03)...........       NR       11.75%   02/15/08      3,800       1,900,000
  American Communication Lines, Bonds.............       B1       10.25%   06/30/08      2,500       2,537,500
  AMSC Acquisition Co., Inc., Sr. Notes...........       NR       12.25%   04/01/08        850         790,500
  Arch Communications, Inc., Sr. Notes............      Caa       12.75%   07/01/07      3,000       3,022,500
  Bestel SA, Sr. Disc. Notes, Zero Coupon (until
    5/15/01)......................................       NR       12.75%   05/15/05      1,500       1,012,500
  Birch Telecommunications, Inc., Sr. Notes.......       NR       14.00%   06/15/08      2,500       2,503,125
  CB Richard Ellis Services, Inc., Bonds..........      Ba3       8.875%   06/01/06      2,000       1,985,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02) (b) (cost
    $3,046,147; purchased on various dates:
    6/06/95 through 9/24/97)......................       NR       14.00%   10/01/07      6,000       3,240,000
  Crown Castle International, Sr. Disc. Notes,
    Zero Coupon (until11/15/02)...................       B3       10.625%  11/15/07      1,000         680,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.50%   03/01/08      1,000         540,000
  Econophone, Inc., Sr. Disc. Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.00%   02/15/08      3,500       1,995,000
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 4/15/03)............       NR       13.00%   04/15/08      3,000       1,335,000
  Focal Communications Corp., Zero Coupon (until
    2/15/03)......................................       NR       12.125%  02/15/08      3,500       2,082,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00) (d)...............      Caa       15.00%   07/15/05      4,512         451,200
  Global Telesystems, Sr. Notes...................      Caa2      9.875%   02/15/05      1,200       1,215,000
  GST Telecommunications, Inc., Sr. Sub. Disc.
    Notes, Series L, Zero Coupon (until
    12/15/00).....................................       NR       13.875%  12/15/05        650         685,750
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series L, Zero Coupon (until 12/15/00)........       NR       13.875%  12/15/05      5,200       4,212,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/03)...................       NR       10.50%   05/01/08      1,250         753,125
  Hyperion Telecom, Inc., Sr. Disc. Notes, Zero
    Coupon (until 4/15/01)........................       NR       13.00%   04/15/03      3,000       2,235,000
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05        500         427,500
  ICG Services, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/03)...............................       NR       9.875%   05/01/08      2,000       1,170,000
  Impsat Corp., Gtd. Sr. Notes....................       B2       12.125%  07/15/03      3,150       3,181,500
  Impsat Corp., Sr. Notes.........................       B2       12.375%  06/15/08      2,000       2,030,000
  Intermedia Communications, Inc., Sr. Notes......       B2        8.60%   06/01/08      2,000       2,025,000
  Ionica PLC, Sr. Notes...........................       NR       13.50%   08/15/06      6,000       3,600,000
  Ionica PLC, Sr. Notes, Zero Coupon (until
    5/01/02)......................................       NR       15.00%   05/01/07        500         120,000
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/01)...................       B3       10.85%   05/01/08      2,250       1,563,750
  Iridium, LLC, Gtd. Notes........................       B3       10.875%  07/15/05        500         496,250
  Iridium, LLC, Gtd. Notes........................       B3       14.00%   07/15/05      1,000       1,110,000
  Level 3 Communications, Sr. Notes...............       B3       9.125%   05/01/08      1,000         967,500
  Long Distance International, Inc., Sr. Notes....       NR       12.25%   04/15/08      2,000       1,990,000
  Mastec, Inc., Sr. Notes.........................      Ba3        7.75%   02/01/08        850         811,750
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,310,000
  Metronet Communications Corp., Zero Coupon
    (until 6/15/03)...............................       B3        9.95%   06/15/08      4,000       2,475,000
  Microcell Telecommunications, Sr. Disc. Notes,
    Zero Coupon (until 6/01/06)...................       NR       14.00%   06/01/06      3,000       2,242,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%   11/01/07      3,000       1,995,000
  Netia Holdings, Sr. Notes.......................       B        10.25%   11/01/07      1,000         960,000
  Nextel Communications Inc., Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2        9.95%   02/15/08      4,150       2,666,375
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,500         978,750
  NEXTLINK Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/03)...................       B3        9.45%   04/15/08      2,000       1,225,000
  Omnipoint Corp., Sr. Notes......................       B2       11.625%  08/15/06        800         848,000
  Omnipoint Corp., Sr. Notes Series A.............       B3       11.625%  08/15/06      4,075       4,319,500
  Onepoint Communications Corp., Sr. Notes........       NR       14.50%   06/01/08      2,000       1,880,000
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H, Zero Coupon (until 2/01/ 00)........       NR       15.00%   02/01/05      7,500       6,825,000
  Pagemart Wireless, Inc., Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................       NR       11.25%   02/01/08      2,600       1,560,000
  Park-N-View, Inc., Sr. Notes....................       B3       13.00%   05/15/08      2,000       1,970,000
  Price Communications Wireless, Inc., Sr.
    Notes.........................................      BA3       9.125%   12/15/06      2,500       2,500,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      2,500       2,737,500
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 7/01/02)...................       NR       10.75%   07/01/07      1,750       1,190,000
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       B3       11.125%  10/15/07      2,000       1,285,000
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      6,800       6,732,000
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)...............................       NR       10.50%   11/01/04      4,000       3,160,000
  Unisite, Inc., Sr. Disc. Notes..................       NR       13.00%   12/15/04      4,000       4,283,600
  US Xchange, LLC, Sr. Notes......................       NR       15.00%   07/01/08      2,250       2,295,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  USA Mobile Communications, Sr. Notes............       B2        9.50%   02/01/04  $   3,000  $    2,715,000
  Versatel Telecom, Sr. Notes.....................       NR       13.25%   05/15/08      2,000       2,100,000
  Viatel Inc., Sr. Notes..........................      Caa1      11.25%   04/15/08        500         526,250
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       NR       12.50%   04/15/08      1,100         673,750
  Wam!Net, Inc. Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       NR       13.25%   03/01/05      1,400         882,000
                                                                                                --------------
                                                                                                   115,851,675
                                                                                                --------------
TEXTILES -- 1.9%
  Cluett American Corp., Sr. Sub. Notes...........       NR       10.125%  05/15/08      2,000       1,985,000
  Congoleum Corp., Sr. Notes......................       B1        9.00%   02/01/01        945         966,263
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      2,950       3,245,000
  Steel Heddle Manufacturing, Sr. Sub. Notes......       B3       10.625%  06/01/08      2,000       2,005,000
  Tultex Corp., Sr. Notes.........................      BA3       9.625%   04/15/07      3,000       2,955,000
  Worldtex, Inc., Gtd. Notes......................       B1       9.625%   12/15/07      2,000       2,000,000
                                                                                                --------------
                                                                                                    13,156,263
                                                                                                --------------
TRANSPORTATION -- 3.0%
  Airtran Airlines, Inc., Gtd. Notes..............       NR       10.50%   04/15/01      3,000       3,015,000
  Ameritruck Distribution Corp., Sr. Sub. Notes...       B3       12.25%   11/15/05      3,090       1,792,200
  Ermis Maritime Holdings, First Mtg. Notes.......       B3       12.50%   03/15/06      2,200       2,134,000
  Holt Group, Sr. Notes...........................      Caa1       9.75%   01/15/06        800         784,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      2,000       2,080,000
  Stena Line AB, Sr. Notes........................       B1       10.625%  06/01/08      2,000       2,025,000
  Trans World Airlines, Notes.....................       NR       11.375%  03/01/06      2,000       2,005,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,841,875
  Trism, Inc., Bonds..............................       B2       10.75%   12/15/00      3,750       3,239,063
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,500       2,431,250
                                                                                                --------------
                                                                                                    21,347,388
                                                                                                --------------
UTILITIES -- 0.1%
  Korea Electric Power, Notes.....................      Ba1        7.00%   10/01/02      1,185       1,008,008
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $636,967,739).........................................................................     630,257,971
                                                                                                --------------

CONVERTIBLE BONDS -- 0.1%
OIL & GAS SERVICES -- 0.0%
  Key Energy Group, Inc., Sub. Notes..............       NR        5.00%   09/15/04        500         390,000
                                                                                                --------------
TELECOMMUNICATIONS -- 0.1%
  Geotek Communications, Inc. (d).................       NR       12.00%   02/15/01      2,000         500,000
                                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (cost $2,392,913)...........................................................................         890,000
                                                                                                --------------

COMMON STOCKS (A) -- 0.2%                                                           SHARES
                                                                                 -------------
  Cellnet Data Systems, Inc. (b) (cost $170; purchased 6/23/97)................         34,000         329,375
  Coinstar, Inc................................................................          6,300          58,275
  Dr. Pepper Bottling Holdings, Inc., (Class "B" Stock)........................          5,807         162,596
  Hedstrom Holding Co..........................................................         24,261          30,326
  Intermedia Communications, PIK...............................................          4,750         199,203
  Loehmann's Holdings, Inc.....................................................          4,403          21,190
  PSF Holdings, LLC, (b)/(c) (cost $757,452; purchased 9/17/96)................         22,025         356,144
  Pagemart Nationwide, Inc.....................................................         13,125         118,125
  Scott Cable Communications, (Class "C" Stock)................................            875               0
                                                                                                --------------
TOTAL COMMON STOCKS
  (cost $883,643).............................................................................       1,275,234
                                                                                                --------------

PREFERRED STOCKS -- 8.4%
  21st Century Telecom Group, Inc., PIK........................................          4,147         418,814
  Adelphia Communications, Inc.................................................         61,000       7,320,000
  AmeriKing, Inc...............................................................         21,310         575,362
  BioSafe International, Inc...................................................          7,219       4,170,965
  California Federal Bancorp, Inc..............................................        100,000       2,731,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                                    VALUE
PREFERRED STOCKS (CONTINUED)                                                        SHARES         (NOTE 2)
                                                                                 -------------  --------------
  Cendant Corp.................................................................        101,500  $    3,799,906
  Chesapeake Energy Corp.......................................................         20,000         850,000
  Clark USA, Inc., PIK.........................................................          5,020         529,610
  Cluett American Corp.........................................................         37,500       3,778,125
  Concentric Network Corp......................................................         15,000       1,492,500
  CSC Holdings, Inc., PIK......................................................            212       2,428,888
  Day International Group, Inc., PIK...........................................              6             570
  Eagle-Picher Holdings, Inc...................................................          1,700         977,500
  EchoStar Communications, Inc., PIK...........................................         37,721       4,149,315
  Fitzgerald Gaming, Inc.......................................................         50,000       1,561,500
  Geneva Steel, Inc............................................................         22,000       2,530,000
  GPA Group PLC................................................................      1,550,000         883,500
  ICG Communications, Inc......................................................         11,880       1,389,913
  Intermedia Communications, Inc...............................................         90,000       3,386,250
  Intermedia Communications, Inc., PIK.........................................        295,029       3,481,337
  International Utility Structures, Inc........................................          2,500         272,500
  Kelley Oil & Gas Corp........................................................         38,400         904,800
  Nextel Communications, Inc...................................................          8,740         900,220
  NEXTLINK Communications, Inc.................................................         39,500       2,340,375
  Paxson Communications, Inc...................................................         51,875       5,395,000
  Petroleum Heat & Power, Inc..................................................         80,000       1,280,000
  Rural Cellular Corp., PIK....................................................          5,000         502,500
  Viasystems, Inc..............................................................         42,448         870,191
  Viatel, Inc. (a).............................................................          7,804               0
  Von Hoffman Press, Inc.......................................................         20,000         660,000
                                                                                                --------------
                                                                                                    59,580,891
                                                                                                --------------
TOTAL PREFERRED STOCKS
  (cost $55,390,948)..........................................................................      59,580,891
                                                                                                --------------

WARRANTS (A) -- 0.4%                                                                 UNITS
                                                                                 -------------
  21st Century Telecom Group, Inc., expiring 02/15/10..........................          4,000          36,000
  Allegiance Telecommunications, Inc., expiring 02/03/08.......................          3,800           9,500
  American Banknote Corp., expiring 12/01/02...................................          5,750          57,500
  American Mobile Sattelite, expiring 04/01/08.................................            850               0
  American Telecasting, Inc., expiring 08/10/00................................          6,500              65
  Ampex Corp., expiring 03/15/03...............................................        170,000         255,000
  Bell Technology, expiring 01/23/01...........................................          1,250               0
  Bestel Sa, expiring 01/01/04.................................................          1,500               0
  Birch Telecomm, expiring 06/15/00............................................          2,500               0
  Cellnet Data Systems, Inc., expiring 01/01/49................................          7,010         210,300
  Clearnet Communications, Inc., expiring 09/15/05.............................         26,202         235,818
  County Seat Stores, Inc., expiring 01/01/49..................................          3,750               0
  Diva Systems Corp, expiring 01/01/05.........................................          3,000               0
  DTI Holdings Inc, expiring 01/01/04..........................................          5,000               0
  Electronic Retailing Systems, expiring 01/01/49..............................          2,000          20,000
  Ermis Maritime, expiring 01/01/07............................................          2,000               0
  First World Communications, expiring 01/01/04................................          3,000               0
  Fitzgerald Gaming, Inc., expiring 12/19/98...................................         62,701               0
  Foamex - JPS Automotive, expiring 07/01/99...................................          2,000          40,000
  Glasstech, Inc., expiring 06/30/04...........................................          1,500           1,875
  Globalstar Capital Co., expiring 02/15/04....................................          1,200         132,000
  Hyperion Telecommunications Corp., expiring 04/15/01.........................          4,250         412,250
  ICF Kaiser International, Inc., expiring 12/31/99............................         12,500           1,250
  ICG Communications, Inc., expiring 09/15/05..................................         20,790         519,750
  Interact Systems, Inc., expiring 08/01/03....................................          4,400             550
  Intermedia Communications of Florida, Inc., expiring 06/01/00................          3,000         465,000
  Intl. Utility, expiring 01/01/04.............................................            250               0
  Long Distance Int, expiring 05/01/05.........................................          2,000               0
  McCaw Int'l. Ltd., expiring 01/01/49.........................................          1,650           8,250
  MGC Communications, Inc., expiring 01/01/49..................................          1,950         117,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                                                    VALUE
WARRANTS (A) (CONTINUED)                                                             UNITS         (NOTE 2)
                                                                                 -------------  --------------
  Nextel Communications, Inc.
    expiring 12/15/98..........................................................          1,543  $           15
    expiring 04/05/99..........................................................          2,250           2,610
  Onepoint Communications, expiring 01/01/08...................................          2,000               0
  Pagemart, Inc., expiring 11/01/03............................................          9,200          73,600
  Park N View War, expiring 01/01/04...........................................          2,000               0
  Powertel, Inc., expiring 02/01/06............................................          6,720          62,160
  President Riverboat Casinos, expiring 09/30/99...............................         22,075             442
  Price Communications Cellular Holdings, expiring 08/01/07....................          6,880         178,880
  Primus Telecom. Group, expiring 08/01/07.....................................          1,500          30,000
  Star Choice Communications, Inc., expiring 12/15/05..........................         69,480          27,377
  Sterling Chemical Holdings, Inc., expiring 08/15/08..........................            560          13,440
  Unisite, Inc., expiring 12/15/04.............................................          1,943               0
  USN Communications, Inc., expiring 01/01/49..................................         10,590         127,080
  Versatel Telecom., expiring 01/01/07.........................................          2,000               0
  Wam!net Inc., expiring 01/01/08..............................................          4,200               0
                                                                                                --------------
                                                                                                     3,037,712
                                                                                                --------------
TOTAL WARRANTS
  (cost $618,277).............................................................................       3,393,856
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $696,253,520).........................................................................     696,253,520
                                                                                                --------------

                                                                                     PRINCIPAL
                                                                  INTEREST MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 0.9%                                      RATE      DATE      (000)
                                                                  ------   --------  ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account............................  5.715%   07/01/98  $   6,459       6,459,000
                                                                                                --------------
    (cost $6,459,000; Note 5)
TOTAL INVESTMENTS -- 98.9%
  (cost $702,712,520; Note 6).................................................................     701,500,808
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%.................................................       8,101,823
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $  709,602,631
                                                                                                --------------
                                                                                                --------------

The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  LP    Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities

(a)  Non-income producing security

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $4,059,508. The aggregate value, $4,201,717 is approximately 0.6% of net assets.

(c)  Indicates a fair valued security.

(d) Represents issuer in default on interest payments; non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             STOCK INDEX PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.2%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.7%
  Aeroquip-Vickers, Inc...........................          9,500  $      554,562
  AlliedSignal, Inc...............................        188,200       8,351,375
  B.F. Goodrich Co................................         23,700       1,176,112
  Boeing Co.......................................        332,436      14,814,179
  General Dynamics Corp...........................         42,100       1,957,650
  Lockheed Martin Corp............................         64,749       6,855,300
  Northrop Grumman Corp...........................         21,900       2,258,437
  Parker-Hannifin Corp............................         37,525       1,430,641
  Raytheon Co. (Class "B" Stock)..................        113,018       6,682,189
  United Technologies Corp........................         77,300       7,150,250
                                                                   --------------
                                                                       51,230,695
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (a)...................................         60,600       5,044,950
  Delta Air Lines, Inc............................         25,100       3,244,175
  Southwest Airlines Co...........................         72,900       2,159,662
  US Airways Group, Inc. (a)......................         30,800       2,440,900
                                                                   --------------
                                                                       12,889,687
                                                                   --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         24,700         819,731
  Nike, Inc. (Class "B" Stock)....................         97,400       4,742,162
  Reebok International Ltd. (a)...................         18,600         514,987
                                                                   --------------
                                                                        6,076,880
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        216,100      12,182,637
  Cummins Engine Co., Inc.........................         12,200         625,250
  Dana Corp.......................................         34,600       1,851,100
  Echlin, Inc.....................................         21,300       1,045,031
  Ford Motor Co...................................        401,300      23,676,700
  General Motors Corp.............................        227,300      15,186,481
  Genuine Parts Co................................         58,625       2,026,227
  Johnson Controls, Inc...........................         27,500       1,572,656
  Navistar International Corp. (a)................         23,400         675,675
  PACCAR, Inc.....................................         26,660       1,392,985
  TRW, Inc........................................         41,200       2,250,550
                                                                   --------------
                                                                       62,485,292
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.2%
  Ahmanson (H.F.) & Co............................         36,100       2,563,100
  Banc One Corp...................................        232,483      12,975,457
  Bank of New York Co., Inc.......................        124,900       7,579,869
  BankAmerica Corp................................        230,696      19,940,785
  BankBoston Corp.................................         97,200       5,406,750
  Bankers Trust Corp..............................         32,600       3,783,637
  BB&T Corp.......................................         47,300       3,198,662
  Chase Manhattan Corp............................        282,794      21,350,947
  Citicorp........................................        152,200      22,715,850
  Comerica, Inc...................................         51,950       3,441,687
  First Chicago NBD Corp..........................         97,115       8,606,817
  First Union Corp................................        321,478      18,726,093
  Fleet Financial Group, Inc......................         92,800       7,748,800
  Golden West Financial Corp......................         18,900       2,009,306
  Huntington Bancshares, Inc......................         63,000       2,110,500
  KeyCorp.........................................        145,600       5,187,000
  Mellon Bank Corp................................         85,100       5,925,087
  Mercantile Bancorporation, Inc..................         43,600       2,196,350
  Morgan (J.P.) & Co., Inc........................         58,850       6,892,806
  National City Corp..............................        109,600       7,781,600
  NationsBank Corp................................        317,476      24,286,914
  Northern Trust Corp.............................         37,600       2,867,000
  Norwest Corp....................................        250,400       9,358,700
  PNC Bank Corp...................................        101,200       5,445,825
  Providian Financial Corp........................         31,900       2,506,144

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Republic New York Corp..........................         36,400  $    2,290,925
  Summit Bancorp..................................         58,100       2,759,750
  Suntrust Banks, Inc.............................         70,300       5,716,269
  Synovus Financial Corp..........................         86,100       2,044,875
  U.S. Bancorp....................................        245,626      10,561,918
  Wachovia Corp...................................         68,100       5,754,450
  Wells Fargo & Co................................         28,866      10,651,554
                                                                   --------------
                                                                      254,385,427
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         49,500       1,797,469
  Omnicom Group, Inc..............................         54,300       2,708,212
                                                                   --------------
                                                                        4,505,681
                                                                   --------------
CHEMICALS -- 1.9%
  Air Products & Chemicals, Inc...................         77,600       3,104,000
  Dow Chemical Co.................................         75,700       7,319,244
  Du Pont (E.I.) de Nemours & Co..................        376,500      28,096,312
  Eastman Chemical Co.............................         25,900       1,612,275
  FMC Corp. (a)...................................         12,100         825,069
  Hercules, Inc...................................         31,800       1,307,775
  Monsanto Co.....................................        196,900      11,001,787
  Nalco Chemical Co...............................         22,700         797,337
  Rohm & Haas Co..................................         20,200       2,099,537
  Sigma-Aldrich Corp..............................         33,400       1,173,175
  Union Carbide Corp..............................         41,600       2,220,400
                                                                   --------------
                                                                       59,556,911
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.2%
  Engelhard Corp..................................         46,975         951,244
  Great Lakes Chemical Corp.......................         20,200         796,637
  Morton International, Inc.......................         42,400       1,060,000
  Octel Corp......................................          4,750          94,406
  Praxair, Inc....................................         52,600       2,462,337
  Raychem Corp....................................         27,400         810,012
  W.R. Grace & Co.................................         23,900         407,794
                                                                   --------------
                                                                        6,582,430
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp. (a)...............................        276,718       5,776,488
  Deluxe Corp.....................................         26,500         949,031
  Moore Corp. Ltd.................................         27,900         369,675
                                                                   --------------
                                                                        7,095,194
                                                                   --------------
COMPUTER SERVICES -- 4.6%
  3Com Corp. (a)..................................        117,100       3,593,506
  Adobe Systems, Inc..............................         23,200         984,550
  Autodesk, Inc...................................         15,500         598,687
  Automatic Data Processing, Inc..................         99,000       7,214,625
  Bay Networks, Inc. (a)..........................         72,000       2,322,000
  Cabletron Systems, Inc. (a).....................         52,500         705,469
  Ceridian Corp. (a)..............................         24,100       1,415,875
  Computer Associates International, Inc..........        181,443      10,081,427
  Computer Sciences Corp. (a).....................         51,300       3,283,200
  EMC Corp. (a)...................................        164,700       7,380,619
  First Data Corp.................................        142,700       4,753,694
  Microsoft Corp. (a).............................        816,600      88,499,025
  Novell, Inc. (a)................................        114,900       1,464,975
  Oracle Corp. (a)................................        324,887       7,980,037
  Parametric Technology Corp. (a).................         84,400       2,289,350
  Silicon Graphics, Inc. (a)......................         60,600         734,775
                                                                   --------------
                                                                      143,301,814
                                                                   --------------
COMPUTERS -- 4.4%
  Apple Computer, Inc. (a)........................         44,900       1,288,069
  Cisco Systems, Inc. (a).........................        338,100      31,126,331
  Compaq Computer Corp............................        547,670      15,540,122

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Data General Corp. (a)..........................         15,500  $      231,531
  Dell Computer Corp. (a).........................        216,700      20,112,469
  Gateway 2000, Inc. (a)..........................         51,900       2,627,437
  Hewlett-Packard Co..............................        346,700      20,758,662
  International Business Machines Corp............        317,100      36,407,044
  Seagate Technology, Inc. (a)....................         79,600       1,895,475
  Sun Microsystems, Inc. (a)......................        125,800       5,464,437
                                                                   --------------
                                                                      135,451,577
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp.....................................         19,400         732,350
  Fluor Corp......................................         27,800       1,417,800
  Foster Wheeler Corp.............................         13,000         278,687
  Pulte Corp......................................         14,200         424,225
                                                                   --------------
                                                                        2,853,062
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          9,700         389,819
  Bemis Co., Inc..................................         17,800         727,575
  Crown Cork & Seal Co., Inc......................         43,400       2,061,500
  Owens-Illinois, Inc. (a)........................         51,700       2,313,575
  Sealed Air Corp. (a)............................         27,010         992,617
  Stone Container Corp. (a).......................         33,266         519,781
                                                                   --------------
                                                                        7,004,867
                                                                   --------------
COSMETICS & SOAPS -- 1.8%
  Alberto Culver Co. (Class "B" Stock)............         18,700         542,300
  Avon Products, Inc..............................         44,000       3,410,000
  Colgate-Palmolive Co............................         98,300       8,650,400
  International Flavors & Fragrances, Inc.........         35,700       1,550,719
  Procter & Gamble Co.............................        446,904      40,696,195
                                                                   --------------
                                                                       54,849,614
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Loews Corp......................................         38,400       3,345,600
  Phillip Morris Co., Inc.........................        807,900      31,811,062
                                                                   --------------
                                                                       35,156,662
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         36,800       1,978,000
  Pitney Bowes, Inc...............................         96,400       4,639,250
  Unisys Corp. (a)................................         82,300       2,324,975
  Xerox Corp......................................        108,346      11,010,662
                                                                   --------------
                                                                       19,952,887
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.4%
  Cognizant Corp..................................         54,360       3,424,680
  Fortune Brands, Inc.............................         57,800       2,221,687
  General Electric Capital Corp...................      1,088,800      99,080,800
                                                                   --------------
                                                                      104,727,167
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.7%
  Abbott Laboratories.............................        508,500      20,784,937
  Allergan, Inc...................................         21,700       1,006,337
  ALZA Corp. (a)..................................         28,400       1,228,300
  American Home Products Corp.....................        432,700      22,392,225
  Amgen, Inc. (a).................................         87,100       5,694,162
  Bard (C.R.), Inc................................         18,600         707,962
  Bausch & Lomb, Inc..............................         18,100         907,262
  Baxter International, Inc.......................         93,200       5,015,325
  Becton, Dickinson & Co..........................         40,900       3,174,862
  Biomet, Inc.....................................         36,000       1,190,250
  Boston Scientific Corp. (a).....................         65,100       4,662,787
  Bristol-Myers Squibb Co.........................        331,080      38,053,507

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cardinal Health, Inc............................         36,200  $    3,393,750
  Eli Lilly & Co..................................        369,200      24,390,275
  Guidant Corp....................................         50,100       3,572,756
  Johnson & Johnson...............................        447,600      33,010,500
  Mallinckrodt, Inc...............................         23,300         691,719
  Medtronic, Inc..................................        155,900       9,938,625
  Merck & Co., Inc................................        398,950      53,359,562
  Pfizer, Inc.....................................        433,200      47,083,425
  Pharmacia & Upjohn, Inc.........................        169,325       7,810,116
  Schering-Plough Corp............................        243,600      22,319,850
  St. Jude Medical, Inc. (a)......................         29,700       1,093,331
  United States Surgical Corp.....................         24,600       1,122,375
  Warner-Lambert Co...............................        272,000      18,870,000
                                                                   --------------
                                                                      331,474,200
                                                                   --------------
ELECTRONICS -- 3.0%
  Advanced Micro Devices, Inc. (a)................         47,200         805,350
  AMP Inc.........................................         72,944       2,507,450
  Applied Materials, Inc. (a).....................        122,600       3,616,700
  EG&G, Inc.......................................         14,700         441,000
  Emerson Electric Co.............................        148,000       8,935,500
  Grainger (W.W.), Inc............................         32,800       1,633,850
  Harris Corp.....................................         26,600       1,188,687
  Honeywell, Inc..................................         42,200       3,526,337
  Intel Corp......................................        557,700      41,339,512
  KLA-Tencor Corp. (a)............................         27,300         755,869
  LSI Logic Corp. (a).............................         46,600       1,074,712
  Micron Technology, Inc. (a).....................         70,000       1,736,875
  Motorola, Inc...................................        198,100      10,412,631
  Perkin-Elmer Corp...............................         15,700         976,344
  Rockwell International Corp.....................         67,200       3,229,800
  Tektronix, Inc..................................         17,200         608,450
  Texas Instruments, Inc..........................        129,700       7,563,131
  Thomas & Betts Corp.............................         17,600         866,800
                                                                   --------------
                                                                       91,218,998
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Browning-Ferris Industries, Inc.................         65,000       2,258,750
                                                                   --------------
FINANCIAL SERVICES -- 5.3%
  American Express Co.............................        154,400      17,601,600
  Associates First Capital Corp...................        115,633       8,889,287
  Bear Stearns Companies, Inc.....................         24,000       1,365,000
  Beneficial Corp.................................         17,400       2,665,462
  Capital One Financial Corp......................         14,000       1,738,625
  Countrywide Credit Industries, Inc..............         36,400       1,847,300
  Federal Home Loan Mortgage Corp.................        231,700      10,904,381
  Federal National Mortgage Association...........        352,600      21,420,450
  Fifth Third Bancorp.............................         80,000       5,040,000
  Franklin Resource, Inc..........................         84,300       4,552,200
  Green Tree Financial Corp.......................         46,000       1,969,375
  H & R Block, Inc................................         34,300       1,444,887
  Household International, Inc....................        106,200       5,283,450
  Lehman Brothers Holdings, Inc...................         37,400       2,900,837
  MBNA Corp.......................................        166,612       5,498,196
  Merrill Lynch & Co., Inc........................        113,200      10,442,700
  Morgan Stanley, Dean Witter, Discover & Co......        197,405      18,037,882
  Schwab (Charles) Corp...........................         87,200       2,834,000
  SLM Holding Corp................................         38,000       1,862,000
  State Street Corp...............................         53,500       3,718,250
  Sunamerica, Inc.................................         65,300       3,750,669
  Transamerica Corp...............................         20,600       2,371,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Travelers Group, Inc............................        381,409  $   23,122,921
  Washington Mutual, Inc..........................        128,280       5,572,162
                                                                   --------------
                                                                      164,833,209
                                                                   --------------
FOOD & BEVERAGES -- 5.6%
  Anheuser-Busch Companies, Inc...................        163,000       7,691,562
  Archer-Daniels-Midland Co.......................        188,737       3,656,779
  Bestfoods.......................................         96,000       5,574,000
  Brown-Forman Corp. (Class "B" Stock)............         23,000       1,477,750
  Campbell Soup Co................................        152,400       8,096,250
  Coca-Cola Co....................................        822,600      70,332,300
  ConAgra, Inc....................................        157,300       4,984,444
  Coors (Adolph) Co. (Class "B" Stock)............         12,600         428,400
  General Mills, Inc..............................         52,400       3,582,850
  Giant Food, Inc. (Class "A" Stock)..............         20,600         887,087
  Heinz (H.J.) & Co...............................        121,250       6,805,156
  Hershey Foods Corp..............................         47,900       3,305,100
  Kellogg Co......................................        137,100       5,149,819
  PepsiCo, Inc....................................        504,300      20,770,856
  Pioneer Hi-Bred International, Inc..............         81,300       3,363,787
  Quaker Oats Co..................................         46,100       2,532,619
  Ralston-Ralston Purina Group....................         35,740       4,174,879
  Sara Lee Corp...................................        157,500       8,810,156
  Seagram Co., Ltd................................        119,100       4,875,656
  Sysco Corp......................................        113,400       2,905,875
  Wrigley (William) Jr. Co........................         38,400       3,763,200
                                                                   --------------
                                                                      173,168,525
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp..............................         18,486         605,416
  Champion International Corp.....................         32,400       1,593,675
  Fort James Corp.................................         70,300       3,128,350
  Georgia-Pacific Corp............................         30,800       1,815,275
  International Paper Co..........................        100,534       4,322,962
  Louisiana-Pacific Corp..........................         36,200         660,650
  Mead Corp.......................................         34,700       1,101,725
  Potlatch Corp...................................          9,800         411,600
  Temple-Inland, Inc..............................         18,600       1,002,075
  Union Camp Corp.................................         22,800       1,131,450
  Westvaco Corp...................................         35,100         991,575
  Weyerhaeuser Co.................................         65,900       3,043,756
  Willamette Industries, Inc......................         36,600       1,171,200
                                                                   --------------
                                                                       20,979,709
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Energy Group...........................         27,750       1,543,594
  Consolidated Natural Gas Co.....................         31,700       1,866,337
  Enron Corp......................................        109,200       5,903,625
  Peoples Energy Corp.............................         11,200         432,600
  Sempra Energy (a)...............................         41,505       1,151,760
  Sonat, Inc......................................         36,200       1,398,225
  Williams Companies, Inc.........................        135,800       4,583,250
                                                                   --------------
                                                                       16,879,391
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        215,998       6,290,942
  Healthsouth Corp. (a)...........................        129,700       3,461,369
  Humana, Inc. (a)................................         54,100       1,687,244
  Manor Care, Inc.................................         21,450         824,484
  Service Corp. International.....................         83,600       3,584,350
  Shared Medical Systems Corp.....................          8,800         646,250
  Tenet Healthcare Corp. (a)......................        102,800       3,212,500
                                                                   --------------
                                                                       19,707,139
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.1%
  Clorox Co.......................................         34,600  $    3,299,975
  Gillette Co.....................................        372,200      21,099,087
  Kimberly-Clark Corp.............................        185,188       8,495,499
                                                                   --------------
                                                                       32,894,561
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,400         902,825
  Fleetwood Enterprises, Inc......................         11,600         464,000
  Kaufman & Broad Home Corp.......................         12,966         411,670
  Lowe's Companies, Inc...........................        115,200       4,672,800
  Masco Corp......................................         54,800       3,315,400
  Maytag Corp.....................................         32,100       1,584,938
  Owens Corning...................................         18,800         767,275
  Stanley Works...................................         29,100       1,209,469
  Tupperware Corp.................................         19,900         559,688
  Whirlpool Corp..................................         25,400       1,746,250
                                                                   --------------
                                                                       15,634,315
                                                                   --------------
INSURANCE -- 3.8%
  Aetna, Inc......................................         49,012       3,731,039
  Allstate Corp...................................        142,694      13,065,419
  American General Corp...........................         84,786       6,035,703
  American International Group, Inc...............        233,455      34,084,430
  Aon Corp........................................         55,950       3,930,488
  Chubb Corp......................................         56,300       4,525,113
  CIGNA Corp......................................         73,900       5,099,100
  Cincinnati Financial Corp.......................         55,500       2,129,813
  Conseco, Inc....................................         61,800       2,889,150
  General Re Corp.................................         26,150       6,629,025
  Hartford Financial Services Group, Inc..........         39,200       4,483,500
  Jefferson-Pilot Corp............................         35,212       2,040,095
  Lincoln National Corp...........................         33,800       3,088,475
  Marsh & McLennan Companies, Inc.................         84,300       5,094,881
  MBIA, Inc.......................................         32,400       2,425,950
  MGIC Investment Corp............................         37,800       2,156,963
  Progressive Corp................................         24,000       3,384,000
  SAFECO Corp.....................................         47,400       2,153,738
  St. Paul Companies, Inc.........................         76,910       3,235,027
  Torchmark Corp..................................         47,100       2,154,825
  United Healthcare Corp..........................         62,200       3,949,700
  UNUM Corp.......................................         46,200       2,564,100
                                                                   --------------
                                                                      118,850,534
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp..................................         32,800         811,800
  Harrah's Entertainment, Inc. (a)................         34,750         807,938
  King World Productions, Inc. (a)................         25,100         640,050
  Mirage Resorts, Inc. (a)........................         58,800       1,253,175
  Walt Disney Co..................................        225,867      23,730,152
                                                                   --------------
                                                                       27,243,115
                                                                   --------------
LODGING -- 0.2%
  Hilton Hotels Corp..............................         82,700       2,356,950
  Marriott International, Inc. (Class "A"
    Stock)........................................         86,000       2,784,250
                                                                   --------------
                                                                        5,141,200
                                                                   --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp..........................          7,600         284,525
  Case Corp.......................................         24,900       1,201,425
  Caterpillar, Inc................................        123,900       6,551,213
  Cincinnati Milacron, Inc........................         12,300         299,044
  Cooper Industries, Inc..........................         40,300       2,213,981
  Deere & Co......................................         83,600       4,420,350
  Dover Corp......................................         74,100       2,537,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Eaton Corp......................................         25,000  $    1,943,750
  Harnischfeger Industries, Inc...................         15,800         447,338
  Ingersoll-Rand Co...............................         54,750       2,412,422
  Snap-On, Inc....................................         20,400         739,500
  Timken Co.......................................         21,100         650,144
                                                                   --------------
                                                                       23,701,617
                                                                   --------------
MANUFACTURING -- 0.6%
  Illinois Tool Works, Inc........................         82,900       5,528,394
  Tyco International, Ltd.........................        192,500      12,127,500
                                                                   --------------
                                                                       17,655,894
                                                                   --------------
MEDIA -- 2.8%
  CBS Corp........................................        236,000       7,493,000
  Clear Channel Communications, Inc. (a)..........         40,900       4,463,213
  Comcast Corp. (Special Class "A" Stock).........        118,400       4,806,300
  Donnelley (R.R.) & Sons Co......................         48,600       2,223,450
  Dow Jones & Co., Inc............................         31,600       1,761,700
  Dun & Bradstreet Corp...........................         57,260       2,068,518
  Gannett Co., Inc................................         94,200       6,694,088
  HBO & Co........................................        141,300       4,980,825
  Interpublic Group of Companies, Inc.............         41,700       2,530,669
  Knight-Ridder, Inc..............................         27,100       1,492,194
  McGraw-Hill, Inc................................         33,200       2,707,875
  Mediaone Group, Inc.............................        202,200       8,884,163
  Meredith Corp...................................         17,500         821,406
  New York Times Co. (Class "A" Stock)............         32,000       2,536,000
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        169,500       6,515,156
  Time Warner, Inc................................        194,140      16,586,836
  Times Mirror Co. (Class "A" Stock)..............         30,000       1,886,250
  Tribune Co......................................         40,700       2,800,669
  Viacom, Inc. (Class "B" Stock) (a)..............        117,667       6,854,103
                                                                   --------------
                                                                       88,106,415
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         65,680       1,502,430
  Armco, Inc. (a).................................         26,700         170,213
  Bethlehem Steel Corp. (a).......................         43,500         541,031
  Inland Steel Industries, Inc....................         16,700         470,731
  Nucor Corp......................................         30,200       1,389,200
  USX-U.S. Steel Group, Inc.......................         28,540         941,820
  Worthington Industries, Inc.....................         33,400         503,088
                                                                   --------------
                                                                        5,518,513
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum, Ltd.............................         75,950       2,098,119
  Aluminum Company of America.....................         57,500       3,791,406
  Cyprus Amax Minerals Co.........................         30,100         398,825
  Inco Ltd........................................         55,100         750,738
  Reynolds Metals Co..............................         25,100       1,404,031
                                                                   --------------
                                                                        8,443,119
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         14,200         315,950
  Burlington Resources, Inc.......................         59,817       2,575,870
  Homestake Mining Co.............................         71,400         740,775
  Phelps Dodge Corp...............................         19,900       1,138,031
                                                                   --------------
                                                                        4,770,626
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  Crane Co........................................         15,450         750,291
  Ecolab, Inc.....................................         42,800       1,326,800
  General Signal Corp.............................         16,962         610,632

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  ITT Industries, Inc.............................         39,100  $    1,461,363
  Laidlaw, Inc....................................        106,500       1,297,969
  Millipore Corp..................................         13,900         378,775
  NACCO Industries, Inc. (Class "A" Stock)........          2,700         348,975
  Pall Corp.......................................         41,200         844,600
  PPG Industries, Inc.............................         58,700       4,083,319
  Textron, Inc....................................         55,100       3,949,981
  Thermo Electron Corp. (a).......................         53,000       1,811,938
                                                                   --------------
                                                                       16,864,643
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.4%
  American Greetings Corp. (Class "A" Stock)......         24,300       1,237,781
  Black & Decker Corp.............................         32,300       1,970,300
  Corning, Inc....................................         77,400       2,689,650
  Eastman Kodak Co................................        108,700       7,941,894
  Jostens, Inc....................................         12,200         294,325
  Minnesota Mining & Manufacturing Co.............        135,700      11,152,844
  Polaroid Corp...................................         15,100         536,994
  Rubbermaid, Inc.................................         51,300       1,702,519
  Unilever N.V. (N.Y. Shares), ADR, (United
    Kingdom)......................................        212,500      16,774,219
                                                                   --------------
                                                                       44,300,526
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         55,800       2,123,888
                                                                   --------------
OIL & GAS -- 6.2%
  Amerada Hess Corp...............................         30,700       1,667,394
  Amoco Corp......................................        324,060      13,488,998
  Anadarko Petroleum Corp.........................         20,400       1,370,625
  Ashland, Inc....................................         24,700       1,275,138
  Atlantic Richfield Co...........................        106,670       8,333,594
  Chevron Corp....................................        218,100      18,115,931
  Coastal Corp....................................         34,600       2,415,513
  Eastern Enterprises.............................          6,400         274,400
  Exxon Corp......................................        820,700      58,526,169
  Kerr-McGee Corp.................................         15,900         920,213
  Mobil Corp......................................        260,700      19,976,138
  NICOR, Inc......................................         15,900         637,988
  Pennzoil Co.....................................         16,000         810,000
  Phillips Petroleum Co...........................         87,200       4,201,950
  Royal Dutch Petroleum Co........................        713,600      39,114,200
  Sun Co., Inc....................................         32,600       1,265,288
  Texaco, Inc.....................................        181,582      10,838,176
  Union Pacific Resources Group, Inc..............         84,456       1,483,259
  Unocal Corp.....................................         83,000       2,967,250
  USX-Marathon Group..............................         96,100       3,297,431
                                                                   --------------
                                                                      190,979,655
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp.......................        116,800       3,153,600
  Oryx Energy Co. (a).............................         34,500         763,313
                                                                   --------------
                                                                        3,916,913
                                                                   --------------
OIL & GAS SERVICES -- 0.8%
  Apache Corp.....................................         32,200       1,014,300
  Baker Hughes, Inc...............................         55,700       1,925,131
  Dresser Industries, Inc.........................         58,500       2,577,656
  Halliburton Co..................................         87,200       3,885,850
  Helmerich & Payne, Inc..........................         15,800         351,550
  McDermott International, Inc....................         20,300         699,081
  ONEOK, Inc......................................          9,800         390,775
  Rowan Companies, Inc. (a).......................         28,200         548,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Schlumberger Ltd................................        165,300  $   11,292,056
  Western Atlas, Inc. (a).........................         17,900       1,519,263
                                                                   --------------
                                                                       24,203,800
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        123,200       2,363,900
  Battle Mountain Gold Co.........................         75,500         448,281
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................         65,000         987,188
  Newmont Mining Corp.............................         51,503       1,216,758
  Placer Dome, Inc................................         84,400         991,700
                                                                   --------------
                                                                        6,007,827
                                                                   --------------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe Corp...............         52,042       5,109,874
  CSX Corp........................................         73,512       3,344,796
  Norfolk Southern Corp...........................        125,100       3,729,544
  Union Pacific Corp..............................         81,800       3,609,425
                                                                   --------------
                                                                       15,793,639
                                                                   --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         50,300         798,513
  McDonald's Corp.................................        229,500      15,835,500
  Tricon Global Restaurants, Inc. (a).............         51,050       1,617,647
  Wendy's International, Inc......................         44,000       1,034,000
                                                                   --------------
                                                                       19,285,660
                                                                   --------------
RETAIL -- 5.4%
  Abercrombie & Fitch Co.(Class "A" Stock)........          1,212          53,328
  Albertson's, Inc................................         81,700       4,233,081
  American Stores Co..............................         91,800       2,220,413
  AutoZone, Inc. (a)..............................         50,900       1,625,619
  Circuit City Stores, Inc........................         33,200       1,556,250
  Consolidated Stores Corp. (a)...................         34,600       1,254,250
  Costco Companies, Inc. (a)......................         70,666       4,456,375
  CVS Corp........................................        126,000       4,906,125
  Dayton-Hudson Corp..............................        144,584       7,012,324
  Dillard's, Inc..................................         37,050       1,535,259
  Federated Department Stores, Inc. (a)...........         69,300       3,729,206
  Great Atlantic & Pacific Tea Co., Inc...........         12,200         403,363
  Harcourt General, Inc...........................         23,206       1,380,757
  Home Depot, Inc.................................        243,423      20,219,323
  IKON Office Solutions, Inc......................         45,576         663,701
  J.C. Penney Co., Inc............................         82,700       5,980,244
  Kmart Corp. (a).................................        160,300       3,085,775
  Kroger Co. (a)..................................         84,200       3,610,075
  Liz Claiborne, Inc..............................         23,000       1,201,750
  Longs Drug Stores, Inc..........................         11,700         337,838
  May Department Stores Co........................         76,700       5,023,850
  Mercantile Stores Co., Inc......................         12,100         955,144
  Newell Co.......................................         52,500       2,615,156
  Nordstrom, Inc..................................         25,600       1,977,600
  Pep Boys - Manny, Moe & Jack....................         21,300         403,369
  Rite Aid Corp...................................         87,200       3,275,450
  Sears, Roebuck & Co.............................        129,900       7,932,019
  Sherwin-Williams Co.............................         58,600       1,941,125
  Supervalu, Inc..................................         20,000         887,500
  Tandy Corp......................................         33,830       1,795,104
  The Gap, Inc....................................        131,950       8,131,419
  The Limited, Inc................................         88,648       2,936,465
  TJX Companies, Inc..............................        107,400       2,591,025
  Toys 'R' Us, Inc. (a)...........................         92,750       2,185,422
  Venator Group, Inc. (a).........................         44,400         849,150
  Wal-Mart Stores, Inc............................        747,500      45,410,625

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Walgreen Co.....................................        163,500  $    6,754,594
  Winn-Dixie Stores, Inc..........................         49,200       2,518,425
                                                                   --------------
                                                                      167,648,498
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         26,300         542,438
  Goodyear Tire & Rubber Co.......................         52,100       3,357,194
                                                                   --------------
                                                                        3,899,632
                                                                   --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)................         53,000         698,938
                                                                   --------------
TELECOMMUNICATIONS -- 8.3%
  Airtouch Communications, Inc. (a)...............        187,800      10,974,563
  Alltel Corp.....................................         61,600       2,864,400
  Ameritech Corp..................................        364,900      16,374,888
  Andrew Corp. (a)................................         28,512         514,998
  Ascend Communications, Inc. (a).................         62,000       3,072,875
  AT&T Corp.......................................        539,973      30,845,958
  Bell Atlantic Corp..............................        516,390      23,560,294
  BellSouth Corp..................................        330,400      22,178,100
  DSC Communications Corp. (a)....................         38,100       1,143,000
  Frontier Corp...................................         54,300       1,710,450
  General Instrument Corp. (a)....................         47,700       1,296,844
  GTE Corp........................................        318,720      17,728,800
  Lucent Technologies, Inc........................        434,720      36,163,270
  MCI Communications Corp.........................        237,600      13,810,500
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         88,700       2,206,413
  Northern Telecom, Ltd...........................        172,600       9,795,050
  SBC Communications, Inc.........................        610,286      24,411,440
  Scientific-Atlanta, Inc.........................         26,700         677,513
  Sprint Corp.....................................        142,500      10,046,250
  Tellabs, Inc. (a)...............................         60,400       4,326,150
  US West, Inc....................................        168,822       7,934,638
  WorldCom, Inc. (a)..............................        340,000      16,468,750
                                                                   --------------
                                                                      258,105,144
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................         14,400         732,600
  Russell Corp....................................         11,500         347,156
  Springs Industries, Inc.........................          6,600         304,425
  VF Corp.........................................         40,236       2,072,154
                                                                   --------------
                                                                        3,456,335
                                                                   --------------
TOBACCO -- 0.1%
  UST, Inc........................................         60,700       1,638,900
                                                                   --------------
TOYS -- 0.2%
  Hasbro, Inc.....................................         44,900       1,765,131
  Mattel, Inc.....................................         96,881       4,099,277
                                                                   --------------
                                                                        5,864,408
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  FDX Corp........................................         48,820       3,063,455
  Ryder System, Inc...............................         25,300         798,531
                                                                   --------------
                                                                        3,861,986
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  Ameren Corp.....................................         44,400       1,764,900
  American Electric Power Co., Inc................         62,200       2,822,325
  Baltimore Gas & Electric Co.....................         49,650       1,542,253
  Carolina Power & Light Co.......................         49,300       2,138,388
  Central & South West Corp.......................         69,600       1,870,500
  CINergy Corp....................................         52,739       1,845,865
  Consolidated Edison, Inc........................         77,300       3,560,631
  Dominion Resources, Inc.........................         63,350       2,581,513
  DTE Energy Co...................................         47,200       1,905,700
  Duke Energy Corp................................        119,431       7,076,287

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Edison International............................        125,400  $    3,707,138
  Entergy Corp....................................         79,800       2,294,250
  FirstEnergy Corp. (a)...........................         76,100       2,340,075
  FPL Group, Inc..................................         59,900       3,773,700
  GPU, Inc........................................         41,700       1,576,781
  Houston Industries, Inc.........................         96,210       2,970,484
  Niagara Mohawk Power Corp. (a)..................         45,300         676,669
  Northern States Power Co........................         50,000       1,431,250
  Pacific Gas & Electric Co.......................        143,200       4,519,750
  PacifiCorp......................................         97,400       2,203,675
  PECO Energy Co..................................         72,600       2,119,013
  PP&L Resources, Inc.............................         55,000       1,247,813
  Public Service Enterprise Group, Inc............         76,000       2,617,250
  Southern Co.....................................        229,700       6,359,819
  Texas Utilities Co..............................         81,706       3,401,012
  Unicom Corp.....................................         71,800       2,517,488
                                                                   --------------
                                                                       70,864,529
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        154,600       5,411,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,610,232,614)..........................................   2,981,511,598
                                                                   --------------
PREFERRED STOCKS
MISCELLANEOUS - INDUSTRIAL
  Sealed Air Corp. (Series A).....................              1              21
                                                                   --------------
    (cost $19)
TOTAL LONG-TERM INVESTMENTS
  (cost $1,610,232,633)..........................................   2,981,511,619
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 3.9%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 3.8%
  Joint Repurchase
    Agreement Account,
    5.715%, 07/01/98..............................  $     116,704  $  116,704,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bill,
    5.05%, 09/17/98 (b)...........................          4,500       4,452,435
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $121,154,772)............................................     121,156,435
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $1,731,387,405; Note 6)..................................   3,102,668,054
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                         (832,375)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                       (2,685,996)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $3,099,149,683
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1998 are as follows:

     NUMBER OF                        EXPIRATION       VALUE AT        VALUE AT
     CONTRACTS            TYPE           DATE         TRADE DATE    JUNE 30, 1998    APPRECIATION
Long Position:
        397          S&P 500 Index        Sep 98      $ 3,114,176     $ 6,592,375     $ 3,478,199

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            EQUITY INCOME PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.5%
                                                                       VALUE
COMMON STOCKS -- 90.9%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  United Industrial Corp..........................         32,300  $      419,900
                                                                   --------------
AIRLINES -- 4.0%
  AMR Corp. (a)...................................        947,000      78,837,750
  Trans World Airlines, Inc.......................      1,744,900      18,103,337
                                                                   --------------
                                                                       96,941,087
                                                                   --------------
AUTOS - CARS & TRUCKS -- 6.5%
  Chrysler Corp...................................      1,426,034      80,392,667
  Ford Motor Co...................................        762,600      44,993,400
  General Motors Corp.............................        494,000      33,005,375
                                                                   --------------
                                                                      158,391,442
                                                                   --------------
CHEMICALS -- 5.2%
  Dow Chemical Co.................................      1,029,600      99,549,450
  Millennium Chemicals, Inc.......................        841,498      28,505,745
                                                                   --------------
                                                                      128,055,195
                                                                   --------------
COMPUTERS -- 0.2%
  Intergraph Corp. (a)............................        619,900       5,307,894
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A"
    Stock)........................................         48,200          96,400
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.4%
  Eastman Kodak Co................................        222,300      16,241,794
  Gibson Greetings Inc. (a).......................        724,000      18,100,000
                                                                   --------------
                                                                       34,341,794
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.9%
  Kuhlman Corp....................................        571,200      22,598,100
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        562,400      11,564,350
  Instron Corp....................................        157,900       2,911,281
  Newport Corp....................................        313,000       6,181,750
                                                                   --------------
                                                                       20,657,381
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        322,800      13,779,525
  Associates First Capital Corp...................        199,866      15,364,699
  Bear Stearns Companies, Inc.....................        946,851      53,852,151
  Lehman Brothers Holdings, Inc...................      1,596,100     123,797,506
  PaineWebber Group, Inc..........................      1,294,700      55,510,262
  Travelers Group, Inc............................         29,300       1,776,312
                                                                   --------------
                                                                      264,080,455
                                                                   --------------
FOREST PRODUCTS -- 4.0%
  Fletcher Challenge Ltd., ADR, (Canada)..........         63,600         361,725
  Georgia-Pacific Corp............................        392,500      23,132,969
  Longview Fibre Co...............................      1,000,000      14,250,000
  Louisiana-Pacific Corp..........................      1,311,900      23,942,175
  Potlatch Corp...................................        209,300       8,790,600
  Rayonier, Inc...................................        404,600      18,611,600
  Weyerhaeuser Co.................................        200,000       9,237,500
                                                                   --------------
                                                                       98,326,569
                                                                   --------------
GAS DISTRIBUTION -- 1.3%
  British Gas PLC, ADR, (United Kingdom)..........      1,099,125      31,599,844
                                                                   --------------
GAS PIPELINES -- 0.3%
  Sonat, Inc......................................        210,400       8,126,700
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED -- 4.2%
  Hanson, PLC, ADR, (United Kingdom)..............      2,026,550  $   61,429,797
  Kaufman & Broad Home Corp.......................        707,000      22,447,250
  Ryland Group, Inc...............................        750,000      19,687,500
                                                                   --------------
                                                                      103,564,547
                                                                   --------------
INSURANCE -- 3.1%
  Marsh & McLennan Companies, Inc.................        822,600      49,715,887
  Ohio Casualty Corp..............................        387,500      17,146,875
  Selective Insurance Group, Inc..................        405,600       9,087,975
                                                                   --------------
                                                                       75,950,737
                                                                   --------------
MEDIA -- 1.7%
  CBS Corp........................................      1,048,845      33,300,829
  Dun & Bradstreet Corp...........................        199,500       7,206,937
                                                                   --------------
                                                                       40,507,766
                                                                   --------------
METALS - FERROUS -- 2.6%
  USX-U.S. Steel Group............................      1,930,200      63,696,600
                                                                   --------------
METALS - NON FERROUS -- 4.7%
  Aluminum Company of America.....................        962,800      63,484,625
  Kaiser Aluminum Corp. (a).......................        271,872       2,599,776
  Reynolds Metals Co..............................        884,186      49,459,154
                                                                   --------------
                                                                      115,543,555
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 1.3%
  Nova Corp.......................................      1,867,200      21,589,500
  Tenneco, Inc....................................        232,300       8,841,919
  Zeigler Coal Holdings Company...................         37,500         642,187
                                                                   --------------
                                                                       31,073,606
                                                                   --------------
OIL & GAS -- 5.4%
  Crestar Energy, Inc., ADR, (Canada) (a).........        204,000       2,481,447
  Elf Aquitaine SA, ADR, (France).................        693,600      49,245,600
  Occidental Petroleum Corp.......................      1,020,000      27,540,000
  Pioneer Natural Resources Co....................      1,866,717      44,567,868
  USX-Marathon Group..............................        235,200       8,070,300
                                                                   --------------
                                                                      131,905,215
                                                                   --------------
OIL & GAS SERVICES -- 3.6%
  McDermott International, Inc....................      1,852,000      63,778,250
  Quaker State Corp...............................      1,520,000      24,890,000
                                                                   --------------
                                                                       88,668,250
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Ashanti Goldfields Co., Ltd.....................        715,131       5,810,439
  Coeur D'Alene Mines Corp........................        198,578       1,340,401
  Echo Bay Mines, Ltd.............................        304,499         685,123
                                                                   --------------
                                                                        7,835,963
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 12.9%
  Alexander Haagen Properties, Inc................        428,400       6,452,775
  Amli Residential Properties Trust...............        212,500       4,555,469
  Bradley Real Estate, Inc........................        109,800       2,319,525
  Capital Automotive..............................        590,000       8,370,625
  CCA Prison Realty Trust.........................        637,900      19,535,687
  Crescent Operating, Inc. (a)....................        155,150       2,637,550
  Crescent Real Estate Equities, Inc..............      1,823,300      61,308,462
  Crown American Realty Trust.....................      1,150,400      11,144,500
  Equity Inns, Inc................................        204,000       2,690,250
  Equity Office Properties Trust..................        555,278      15,756,013
  Equity Residential Properties Trust.............      1,604,200      76,099,238
  Gables Residential Trust........................        425,900      11,552,538
  Glimcher Realty Trust...........................        522,700      10,159,981
  Irvine Apartment Communities, Inc...............        395,600      11,447,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  JDN Realty Corp.................................         29,400  $      937,125
  JP Realty, Inc..................................         85,700       2,019,306
  Kimco Realty Corp...............................         57,350       2,351,350
  Malan Realty Investors, Inc.....................        140,000       2,476,250
  Manufactured Home Communities, Inc..............        417,800      10,079,425
  Pennsylvania Real Estate
    Investment Trust..............................         51,100       1,133,781
  Security Capital Pacific Trust..................        194,800       4,383,000
  Simon Debartolo Group, Inc......................         12,800         416,000
  Sunstone Hotel Investors, Inc...................        162,300       2,160,619
  TriNet Corporate Realty Trust, Inc..............        170,000       5,780,000
  Vornado Realty Trust............................        785,600      31,178,500
  Walden Residential Properties, Inc..............        362,100       8,871,450
                                                                   --------------
                                                                      315,817,094
                                                                   --------------
RETAIL -- 5.2%
  Blair Corporation...............................         82,000       2,624,000
  Heilig-Meyers, Co...............................      1,396,300      17,191,944
  J.C. Penney Co., Inc............................        785,200      56,779,775
  The Limited, Inc................................      1,534,700      50,836,938
                                                                   --------------
                                                                      127,432,657
                                                                   --------------
STEEL -- 0.2%
  AK Steel Holding Corp...........................        304,300       5,439,363
                                                                   --------------
TELECOMMUNICATIONS -- 2.5%
  Telecomunicacoes Brasileiras SA, ADR,
    (Brazil)......................................        359,600      39,263,825
  Telefonos de Mexico SA, (Class "L" Stock), ADR,
    (Mexico)......................................        469,700      22,574,956
                                                                   --------------
                                                                       61,838,781
                                                                   --------------
TEXTILES -- 0.8%
  Garan, Inc......................................          3,000          81,375
  Kellwood Co.....................................        529,300      18,922,475
  Oxford Industries, Inc..........................         35,200       1,229,800
                                                                   --------------
                                                                       20,233,650
                                                                   --------------
TOBACCO -- 3.5%
  BAT Industries, PLC, ADR, (United Kingdom)......        618,600      12,487,988
  Phillip Morris Co., Inc.........................        333,100      13,115,813
  RJR Nabisco Holdings Corp.......................      2,452,880      58,255,900
                                                                   --------------
                                                                       83,859,701
                                                                   --------------
TRUCKING/SHIPPING -- 0.8%
  Alexander & Baldwin, Inc........................        293,550       8,549,644
  Yellow Corp.....................................        561,000      10,413,563
                                                                   --------------
                                                                       18,963,207
                                                                   --------------
UTILITY - ELECTRIC -- 1.3%
  Cleco Corporation...............................          6,200         184,450
  Entergy Corp....................................        817,100      23,491,625
  First Energy Corp. (a)..........................         24,965         767,674
  Pacific Gas & Electric, Co......................        244,800       7,726,500
                                                                   --------------
                                                                       32,170,249
                                                                   --------------
WASTE MANAGEMENT -- 1.3%
  Waste Management, Inc...........................        889,300      31,125,500
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,633,011,919)..........................................   2,224,569,202
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
PREFERRED STOCKS -- 3.8%                               SHARES         (NOTE 2)
                                                    -------------  --------------
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         35,072  $    1,900,464
                                                                   --------------
METALS - FERROUS -- 0.9%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      11,880,000
  Rouge Steel.....................................        267,700       3,346,250
  USX Capital Trust (Cum. Conv.)..................        116,900       5,625,812
                                                                   --------------
                                                                       20,852,062
                                                                   --------------
METALS - NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), Series B.........         61,200       2,677,500
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         55,600       1,674,950
  Union Pacific Capital Trust.....................        243,900      11,493,788
                                                                   --------------
                                                                       13,168,738
                                                                   --------------
RETAIL -- 2.2%
  Kmart Corp. (Cum. Conv.)........................        778,900      54,523,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $87,289,479).............................................      93,121,764
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp.,
    expiring 3/11/03..............................          5,689          33,423
                                                                   --------------
REAL ESTATE DEVELOPMENT
  Security Capital Pacific Trust,
    expiring 9/18/98..............................         31,610          10,866
                                                                   --------------
TOTAL WARRANTS
  (cost $248,929)................................................          44,289
                                                                   --------------

                                                        PRINCIPAL
CONVERTIBLE                                 MOODY'S      AMOUNT
BONDS -- 0.8%                                RATING       (000)
                                          ------------  ---------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14.....................       B2       $   1,800       1,800,000
                                                                   --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08...............       A2           6,060       4,438,950
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Alexander Haagen Properties, Inc.,
    Series A,
    7.50%, 01/15/01.....................       NR             610         588,650
    7.50%, 01/15/01.....................       NR           1,020         994,500
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04.....................       NR           3,000       3,071,250
                                                                   --------------
                                                                        4,654,400
                                                                   --------------
RETAIL -- 0.3%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06.....................       B2           8,160       7,588,800
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,504,082).............................................      18,482,150
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,739,054,409)..........................................   2,336,217,405
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 4.4%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Aggrement
    Account, 5.715%, 07/01/98
    (cost $108,947,000; Note 5)
                                                    $     108,947  $  108,947,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,848,001,409; Note 6)..................................   2,445,164,405
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%............................................       1,868,966
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $2,447,033,371
                                                                   --------------
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NR    Not Rated by Moody's or Standard & Poor's.

(a)  Non-income producing security.

                                EQUITY PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 80.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co.....................................         44,639  $    2,572,322
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.0%
  Chrysler Corp...................................        981,720      55,344,465
  General Motors Corp.............................        700,000      46,768,750
  LucasVarity PLC (United Kingdom)................     19,150,084      76,068,347
  Navistar International Corp. (a)................        395,200      11,411,400
  PACCAR, Inc.....................................        279,400      14,598,650
                                                                   --------------
                                                                      204,191,612
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 5.8%
  Bank of New York Co., Inc.......................      1,200,000      72,825,000
  BankAmerica Corp................................        698,000      60,333,375
  Chase Manhattan Corp............................        977,800      73,823,900
  Mellon Bank Corp................................        270,100      18,805,712
  Mercantile Bankshares Corp......................        419,400      14,600,362
  Morgan (J.P.) & Co., Inc........................        327,900      38,405,287
  National City Corp..............................         61,560       4,370,760
  NationsBank Corp................................      1,000,000      76,500,000
  Republic New York Corp..........................        450,000      28,321,875
                                                                   --------------
                                                                      387,986,271
                                                                   --------------
CHEMICALS -- 2.8%
  BOC Group, PLC ADR (United Kingdom).............        800,000      21,700,000
  Dow Chemical Co.................................        556,300      53,787,256
  Eastman Chemical Co.............................        941,550      58,611,487
  Potash Corp. of Saskatchewan Inc., (Canada).....        380,000      28,713,750
  Wellman, Inc....................................        798,200      18,109,162
  Witco Corp......................................        268,800       7,862,400
                                                                   --------------
                                                                      188,784,055
                                                                   --------------
COMPUTERS -- 2.8%
  Compaq Computer Corp............................      2,882,250      81,783,844
  International Business Machines Corp............        600,000      68,887,500
  NCR Corp........................................        100,000       3,250,000
  Seagate Technology, Inc. (a)....................      1,426,500      33,968,531
                                                                   --------------
                                                                      187,889,875
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.4%
  American Standard Co., Inc. (a).................      1,050,000      46,921,875
  Centex Corp.....................................      1,200,000      45,300,000
                                                                   --------------
                                                                       92,221,875
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.1%
  Gibson Greeting, Inc. (a).......................        750,000  $   18,750,000
  Loews Corp......................................      1,775,000     154,646,875
  Phillip Morris Co., Inc.........................      2,025,000      79,734,375
  RJR Nabisco Holdings Corp.......................      3,710,000      88,112,500
                                                                   --------------
                                                                      341,243,750
                                                                   --------------
ELECTRONICS -- 2.5%
  AMP Inc.........................................      1,885,000      64,796,875
  Arrow Electronics, Inc. (a).....................      1,442,200      31,367,850
  Avnet, Inc......................................        197,900      10,822,656
  Gerber Scientific, Inc..........................        419,800       9,550,450
  Harris Corp.....................................        600,000      26,812,500
  Hitachi Ltd. ADR................................        399,500      25,767,750
                                                                   --------------
                                                                      169,118,081
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co.............................        350,000      39,900,000
  Lehman Brothers Holdings, Inc...................        849,800      65,912,612
  Morgan Stanley, Dean Witter, Discover & Co......      1,712,000     156,434,000
  Travelers Group, Inc............................      1,698,361     102,963,136
                                                                   --------------
                                                                      365,209,748
                                                                   --------------
FOREST PRODUCTS -- 7.4%
  Fort James Corp.................................        664,000      29,548,000
  Georgia-Pacific Corp............................      1,258,000      74,143,375
  Georgia-Pacific Timber Group....................      1,158,000      26,706,375
  International Paper Co..........................      1,638,000      70,434,000
  Mead Corp.......................................      1,800,000      57,150,000
  Rayonier Inc....................................        830,400      38,198,400
  Temple-Inland, Inc..............................        892,500      48,083,437
  Weyerhaeuser Co.................................      1,522,500      70,320,469
  Willamette Industries, Inc......................      2,500,000      80,000,000
                                                                   --------------
                                                                      494,584,056
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 6.9%
  Columbia/HCA Healthcare Corp....................      4,074,100     118,658,162
  Foundation Health Systems, Inc. (a).............      3,303,810      87,137,989
  PacifiCare Health Systems, Inc. (a).............        547,100      48,349,962
  Tenet Healthcare Corp. (a)......................      3,103,832      96,994,750
  Wellpoint Health Networks Inc...................      1,544,300     114,278,200
                                                                   --------------
                                                                      465,419,063
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
INSURANCE -- 10.7%
  American Financial Group, Inc...................        552,700  $   23,938,819
  American General Corp...........................      1,528,504     108,810,378
  Chubb Corp......................................      2,206,400     177,339,400
  Citizens Corp...................................        700,000      21,918,750
  Equitable Companies, Inc........................      1,100,000      82,431,250
  Old Republic International Corp.................      2,926,327      85,777,960
  SAFECO Corp.....................................      2,855,800     129,760,412
  St. Paul Companies, Inc.........................      1,653,800      69,562,963
  Tokio Marine & Fire Insurance Co. Ltd. ADR
    (Japan).......................................        404,400      20,573,850
                                                                   --------------
                                                                      720,113,782
                                                                   --------------
METALS - FERROUS -- 0.4%
  Birmingham Steel Corp...........................      1,492,400      18,468,450
  Carpenter Technology Corp.......................        100,000       5,025,000
                                                                   --------------
                                                                       23,493,450
                                                                   --------------
METALS - NON FERROUS -- 0.9%
  Aluminum Company of America.....................        600,000      39,562,500
  Cyprus Amax Minerals Co.........................      1,490,400      19,747,800
  Nord Resources Corp. (a)........................        130,500         252,844
                                                                   --------------
                                                                       59,563,144
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Eastman Kodak Co................................        889,800      65,011,013
                                                                   --------------
OIL & GAS -- 2.3%
  Amerada Hess Corp...............................        325,000      17,651,563
  Atlantic Richfield Co...........................      1,100,000      85,937,500
  Total SA, ADR, (France).........................        738,365      48,270,612
                                                                   --------------
                                                                      151,859,675
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 4.1%
  Elf Aquitaine SA, ADR, (France).................      2,424,433     172,134,743
  MarketSpan Corp. (a)............................      1,356,432      40,608,183
  Occidental Petroleum Corp.......................      1,100,000      29,700,000
  Oryx Energy Co. (a).............................      1,600,000      35,400,000
                                                                   --------------
                                                                      277,842,926
                                                                   --------------
PRECIOUS METALS -- 0.8%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")..........................................      1,748,800      24,920,400
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................        319,600       4,853,925
  Kinross Gold Corp. (a)..........................        105,126         341,660
  Newmont Mining Corp.............................        994,100      23,485,613
                                                                   --------------
                                                                       53,601,598
                                                                   --------------
RESTAURANTS -- 1.9%
  Darden Restaurants, Inc.........................      7,922,700     125,772,863
                                                                   --------------
RETAIL -- 8.5%
  BJ's Wholesale Club, Inc. (a)...................        250,900      10,192,813
  Dillard's, Inc..................................      3,300,000     136,743,750
  HomeBase, Inc. (a)..............................      1,300,000      10,318,750
  IKON Office Solutions, Inc......................      1,101,500      16,040,594
  Kmart Corp. (a).................................      6,500,000     125,125,000
  Nine West Group Inc. (a)........................        910,000      24,399,375
  Pep Boys - Manny, Moe & Jack....................      2,025,000      38,348,438
  Petrie Stores Corp. (a).........................        540,000       1,549,800
  Sears, Roebuck and Co...........................        690,000      42,133,125
  Tandy Corp......................................      2,115,800     112,269,638
  Toys 'R' Us, Inc. (a)...........................      2,350,000      55,371,875
                                                                   --------------
                                                                      572,493,158
                                                                   --------------
SEMICONDUCTORS -- 0.3%
  National Semiconductor Corp. (a)................      1,360,000      17,935,000
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS -- 3.9%
  360 Communication Co. (a).......................      1,696,066  $   54,274,112
  AT&T Corp.......................................      1,100,000      62,837,500
  Loral Corp......................................      1,800,000      50,850,000
  Portugal Telecom SA, ADR, (Portugal)............        823,400      43,588,738
  Telefonica de Espana, SA, ADR, (Spain)..........        336,300      46,766,719
                                                                   --------------
                                                                      258,317,069
                                                                   --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199         623,094
                                                                   --------------
TRANSPORTATION -- 0.3%
  Marine Transport Corp. (a)......................        100,000         406,250
  OMI Corp. (a)...................................      1,000,000       8,000,000
  Overseas Shipholding Group, Inc.................        600,000      12,225,000
                                                                   --------------
                                                                       20,631,250
                                                                   --------------
UTILITY - ELECTRIC -- 1.4%
  American Electric Power Co., Inc................        180,000       8,167,500
  GPU, Inc........................................        500,000      18,906,250
  Houston Industries, Inc.........................        974,519      30,088,274
  Unicom Corp.....................................      1,112,900      39,021,056
                                                                   --------------
                                                                       96,183,080
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       8,370,000
                                                                   --------------
WASTE MANAGEMENT -- 0.9%
  Waste Management, Inc...........................      1,623,300      56,815,500
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,471,468,003)..........................................   5,407,847,310
                                                                   --------------

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 19.8%              RATING       (000)
                                          ------------  ---------
COMMERCIAL PAPER -- 7.2%
  American General Finance,
    5.53%, 07/14/98.....................       P1       $  12,000      11,976,037
  Aon Corp.,
    5.55%, 07/14/98.....................       P2           4,000       3,991,983
  Associates Corp. of North America,
    5.52%, 08/10/98.....................       P1          26,000      25,840,533
  Bank of New York Co., Inc.,
    5.53%, 07/28/98.....................       P1          50,000      49,792,625
  Bell Atlantic Financial,
    5.58%, 07/22/98.....................       P1           3,000       2,990,235
  Caterpillar Inc.,
    6.00%, 07/06/98.....................       P1          15,000      15,000,000
  Commercial Credit Co.,
    5.57%, 08/11/98.....................       P1          14,000      13,911,189
  Cregem North America,
    5.70%, 07/20/98.....................       P1           6,000       5,981,950
  Eastman Kodak Co.,
    5.57%, 08/26/98.....................       P1           5,000       4,956,678
  Ford Motor Credit Corp.,
    5.54%, 07/02/98.....................       P1           8,000       7,998,769
  General Electric Capital Corp.,
    5.53%, 08/14/98.....................       P1          57,000      56,614,743
    5.60%, 07/22/98.....................       P1           6,000       5,980,400
  General Reinsurance Corp.,
    5.57%, 08/07/98.....................       P1           5,035       5,006,176
  GTE Finance Corp.,
    5.60%, 07/23/98.....................       P3          11,000      10,962,356

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Heinz (H.J.) Co.,
    5.55%, 07/16/98.....................       P1       $   6,990  $    6,973,836
    5.55%, 08/28/98.....................       P1          20,000      19,821,167
  Morgan (J.P.) & Co., Inc.,
    5.54%, 08/24/98.....................       P1          62,000      61,484,780
  Nordbanken N.A.,
    5.52%, 07/10/98.....................       P1          18,000      17,975,160
  Nordbanken North America, Inc.,
    5.52%, 08/04/98.....................       P1          10,000       9,947,867
  Norwest Corp.,
    5.57%, 07/23/98.....................       P1          17,000      16,942,134
  Svenska Handelsbanken,
    5.53%, 08/10/98.....................       P1          14,000      13,913,978
  UBS Finance (Delaware),
    5.52%, 08/07/98.....................       P1          35,000      34,801,433
    5.53%, 08/07/98.....................       P1          16,000      15,909,062
  Xerox Corp.,
    5.52%, 07/14/98.....................       P1          47,000      46,906,313
  Xerox Credit Corp.,
    5.56%, 08/10/98.....................       P1          20,035      19,911,228
                                                                   --------------
                                                                      485,590,632
                                                                   --------------
LOAN PARTICIPATIONS -- 0.2%
  Countrywide Home Loan, Inc.,
    5.60%, 07/28/98.....................       P1          11,000      10,953,800
                                                                   --------------
REPURCHASE AGREEMENT -- 9.9%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5)...........                  661,589     661,589,000
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.7%
  Federal National Mortgage Association,
    4.94%, 02/23/99.....................                $   5,000  $    4,980,450
    5.63%, 08/14/98.....................                    8,000       7,998,160
    5.71%, 09/09/98.....................                   15,000      15,014,100
  United States Treasury Note,
    6.125%, 08/31/98....................                   18,000      18,025,380
                                                                   --------------
                                                                       46,018,090
                                                                   --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.8%
  Chase Manhattan Bank,
    5.57%, 08/14/98.....................       P1          55,000      55,000,000
                                                                   --------------
TIME DEPOSIT - EURODOLLAR -- 1.0%
  Westdeutsche Landesbank,
    5.55%, 07/08/98.....................       P1          67,000      67,000,000
                                                                   --------------
CERTIFICATES OF DEPOSIT - YANKEE
  Credit Commerce De Belgium,
    5.58%, 08/13/98.....................       P1           3,000       3,000,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,329,118,450)..........................................   1,329,151,522
                                                                   --------------
TOTAL INVESTMENTS -- 100.4%
  (cost $4,800,586,453; Note 6)..................................   6,736,998,832
                                                                   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (0.4%).........................................................     (30,184,478)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $6,706,814,354
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  PLC   Public Limited Company (British Corporation).
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a)  Non-income producing security.

                         PRUDENTIAL JENNISON PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.8%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.7%
  Boeing Co.......................................        249,600  $   11,122,800
  Gartner Group, Inc. (a).........................         79,800       2,793,000
                                                                   --------------
                                                                       13,915,800
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.7%
  Chase Manhattan Corp............................        300,600      22,695,300
  Citicorp........................................        158,300      23,626,275
  Fleet Financial Group, Inc......................        112,100       9,360,350
                                                                   --------------
                                                                       55,681,925
                                                                   --------------
BUSINESS SERVICES -- 1.5%
  Omnicom Group, Inc..............................        240,200      11,979,975
                                                                   --------------
CHEMICALS -- 2.0%
  Monsanto Co.....................................        298,000      16,650,750
                                                                   --------------
COMPUTER SERVICES -- 6.7%
  Microsoft Corp. (a).............................        183,100      19,843,462
  Oracle Corp. (a)................................        326,100       8,009,831
  Parametric Technology Corp. (a).................        276,800       7,508,200

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  PLATINUM Technology, Inc. (a)...................        288,808  $    8,249,078
  SAP AG, (Germany), ADR..........................         52,200      11,803,725
                                                                   --------------
                                                                       55,414,296
                                                                   --------------
COMPUTERS -- 9.7%
  3Com Corp. (a)..................................        158,400       4,860,900
  Cisco Systems, Inc. (a).........................        240,450      22,136,428
  Compaq Computer Corp............................        427,600      12,133,150
  Dell Computer Corp. (a).........................        150,800      13,996,125
  Hewlett-Packard Co..............................        225,300      13,489,837
  International Business Machines Corp............        120,000      13,777,500
                                                                   --------------
                                                                       80,393,940
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.0%
  Xerox Corp......................................         81,700       8,302,762
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.5%
  General Electric Capital Corp...................        227,000      20,657,000
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES -- 10.5%
  American Home Products Corp.....................        298,600  $   15,452,550
  Eli Lilly & Co..................................        238,000      15,722,875
  Pfizer, Inc.....................................        218,900      23,791,694
  Schering-Plough Corp............................        200,900      18,407,462
  Warner-Lambert Co...............................        190,300      13,202,062
                                                                   --------------
                                                                       86,576,643
                                                                   --------------
ELECTRONICS -- 6.6%
  Applied Materials, Inc. (a).....................        259,800       7,664,100
  Intel Corp......................................        160,700      11,911,887
  International Rectifier Corp. (a)...............        204,600       1,739,100
  KLA-Tencor Corp. (a)............................        160,300       4,438,306
  Symbol Technologies, Inc........................        344,925      13,020,919
  Texas Instruments, Inc..........................        272,300      15,878,494
                                                                   --------------
                                                                       54,652,806
                                                                   --------------
FINANCIAL SERVICES -- 8.9%
  Associates First Capital Corp...................        163,600      12,576,750
  MBNA Corp.......................................        246,825       8,145,225
  Merrill Lynch & Co., Inc........................        142,600      13,154,850
  Morgan Stanley, Dean Witter, Discover & Co......        209,620      19,154,027
  Schwab (Charles) Corp...........................        180,400       5,863,000
  Washington Mutual, Inc..........................        345,000      14,985,937
                                                                   --------------
                                                                       73,879,789
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.8%
  Healthsouth Corp. (a)...........................        260,600       6,954,763
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.6%
  Gillette Co.....................................        226,200      12,822,713
                                                                   --------------
INSURANCE -- 5.3%
  Ace, Ltd........................................        287,100      11,196,900
  Mutual Risk Management, Ltd.....................        327,232      11,923,516
  Provident Companies, Inc........................        248,500       8,573,250
  UNUM Corp.......................................        224,900      12,481,950
                                                                   --------------
                                                                       44,175,616
                                                                   --------------
LEISURE -- 2.9%
  Walt Disney Co..................................         44,300       4,654,269
  Hilton Hotels Corp..............................        406,600      11,588,100
  Promus Hotel Corp. (a)..........................        209,100       8,050,350
                                                                   --------------
                                                                       24,292,719
                                                                   --------------
MACHINERY -- 0.8%
  Case Corp.......................................        138,300       6,672,975
                                                                   --------------
MEDIA -- 3.2%
  CBS Corp........................................        428,800      13,614,400
  Clear Channel Communications, Inc. (a)..........        115,300      12,582,113
                                                                   --------------
                                                                       26,196,513
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 1.3%
  Schlumberger Ltd................................        158,500  $   10,827,531
                                                                   --------------
RETAIL -- 8.0%
  Dollar General Corporation......................        253,493      10,028,817
  Home Depot, Inc.................................        220,600      18,323,588
  Kohl's Corp. (a)................................        237,000      12,294,375
  Sears, Roebuck & Co.............................        193,800      11,833,913
  The Gap, Inc....................................        218,600      13,471,225
                                                                   --------------
                                                                       65,951,918
                                                                   --------------
SOFTWARE -- 1.3%
  Intuit, Inc. (a)................................        176,200      10,792,250
                                                                   --------------
TELECOMMUNICATIONS -- 12.8%
  Airtouch Communications, Inc. (a)...............        239,800      14,013,313
  Ascend Communications, Inc. (a).................        194,400       9,634,950
  Ciena Corp. (a).................................        238,800      16,626,450
  Nokia AB Corp., ADR, (Japan)....................        158,300      11,486,644
  Tellabs, Inc. (a)...............................        236,100      16,910,663
  Vodafone Group, PLC, ADR, (United Kingdom)......         63,000       7,941,938
  WorldCom, Inc. (a)..............................        598,700      28,999,531
                                                                   --------------
                                                                      105,613,489
                                                                   --------------
TRUCKING/SHIPPING -- 1.0%
  Federal Express Corp. (a).......................        126,300       7,925,325
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $629,219,033)............................................     800,331,498
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 2.4%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account, 5.715%,
    07/01/98
    (cost $19,338,000; note 5)....................  $      19,338      19,338,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.2%
  (cost $648,557,033; Note 6)....................................     819,669,498
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%............................................       7,013,448
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  826,682,946
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                GLOBAL PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.6%
                                                                       VALUE
COMMON STOCKS -- 94.2%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 1.3%
  AMP Limited.....................................        326,000  $    3,814,215
  Brambles Industries, Ltd........................        298,600       5,857,844
  FXF Trust.......................................        224,600          31,284
                                                                   --------------
                                                                        9,703,343
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 5.6%
  Dresdner Bank, AG...............................         84,012       4,531,768
  Mannesmann, AG..................................         65,153       6,686,518
  SAP, AG.........................................         28,222      17,097,145
  Volkswagen, AG..................................         12,978      12,514,885
                                                                   --------------
                                                                       40,830,316
                                                                   --------------
FINLAND -- 2.5%
  Nokia Corp. (Class "A" Stock)...................        246,376      18,098,831
                                                                   --------------
FRANCE -- 9.1%
  Casino Guichard Perrachon, SA...................         71,392       5,684,000
  Elf Aquitaine, SA...............................         86,520      12,127,539
  Legrand, SA.....................................         44,084      11,631,566
  Pinault Printemps Redoute, SA...................          7,869       6,566,097
  Thomson CSF.....................................        259,500       9,842,432
  Total, SA (Class "B" Stock).....................         66,023       8,557,660
  Valeo, SA.......................................        117,817      12,006,977
                                                                   --------------
                                                                       66,416,271
                                                                   --------------
IRELAND -- 2.0%
  Bank Of Ireland.................................        724,461      14,848,060
                                                                   --------------
ITALY -- 5.0%
  Credito Italiano................................      3,777,422      19,739,276
  Fiat SpA........................................      1,703,723       7,443,855
  Telecom Italia SpA..............................      1,242,489       9,130,312
                                                                   --------------
                                                                       36,313,443
                                                                   --------------
JAPAN -- 4.4%
  Daibiru Corp....................................        161,000       1,039,986
  Honda Motor Co..................................        134,000       4,782,948
  Nippon Telephone and Telegraph Corp.............            922       7,661,127
  Olympus Optical Co., Ltd........................        935,000       8,147,471
  Takefuji Corp...................................        112,000       5,179,191
  Toyota Motor Corp...............................        186,000       4,824,711
                                                                   --------------
                                                                       31,635,434
                                                                   --------------
NETHERLANDS -- 2.6%
  ING Groep, N.V..................................        191,168      12,496,326
  Koninklijke Numico, N.V.........................        215,476       6,735,987
                                                                   --------------
                                                                       19,232,313
                                                                   --------------
SINGAPORE
  Sembawang Maritime, Ltd.........................        276,500         146,996
                                                                   --------------
SPAIN -- 4.8%
  Banco Central Hispanoamericano, SA..............        607,778      19,093,377
  Telefonica De Espana............................        335,742      15,514,674
                                                                   --------------
                                                                       34,608,051
                                                                   --------------
SWEDEN -- 4.7%
  Hennes & Mauritz, AB............................        228,145      14,533,794
  Nordbanken Holdings, AB.........................      1,730,900      12,672,962
  Skanska, AB (Class "B" Shares)..................        154,500       6,922,481
                                                                   --------------
                                                                       34,129,237
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
SWITZERLAND -- 2.9%
  Novartis, AG....................................          6,180  $   10,278,620
  UBS, AG.........................................         29,765      11,062,212
                                                                   --------------
                                                                       21,340,832
                                                                   --------------
UNITED KINGDOM -- 10.3%
  Guest, Kean & Nettlefolds, PLC..................        695,950       8,868,362
  Hays, PLC.......................................        613,983      10,298,613
  Johnson Matthey, PLC............................        760,037       6,824,539
  Royal & Sun Alliance Insurance Group, PLC.......        777,959       8,043,672
  Siebe, PLC......................................        448,915       8,968,392
  Unilever, PLC...................................        922,674       9,824,836
  Vodafone Group, PLC.............................      1,717,216      21,796,185
                                                                   --------------
                                                                       74,624,599
                                                                   --------------
UNITED STATES -- 39.0%
  Abercrombie & Fitch Co. (Class "A" Stock).......              1              29
  Adobe Systems, Inc..............................        214,400       9,098,600
  Belo (A.H.) Corp. (Class "A" Stock).............         86,100       2,098,687
  Cendant Corp. (a)...............................        274,400       5,728,100
  Cisco Systems, Inc. (a).........................        170,400      15,687,450
  Computer Sciences Corp. (a).....................        140,100       8,966,400
  Consolidated Stores Corp........................        297,200      10,773,500
  Electronic Arts, Inc. (a).......................        229,100      12,371,400
  Electronics For Imaging, Inc....................        301,800       6,375,525
  Healthsouth Corp. (a)...........................        392,800      10,482,850
  Household International , Inc...................        200,800       9,989,800
  Jefferson Smurfit Corp..........................        236,200       3,712,769
  Microsoft Corp. (a).............................        155,900      16,895,662
  Mobil Corp......................................        144,600      11,079,975
  PMC-Sierra, Inc.................................        315,000      14,765,625
  Proffitt's, Inc. (a)............................        258,500      10,436,937
  Progressive Corp................................         55,300       7,797,300
  Quorum Health Group, Inc........................        251,900       6,675,350
  Safeway, Inc. (a)...............................        363,600      14,793,975
  Tenet Healthcare Corp. (a)......................        265,100       8,284,375
  Teradyne, Inc...................................        279,900       7,487,325
  Texas Instruments, Inc..........................        211,700      12,344,756
  The Limited, Inc................................        417,500      13,829,687
  Time Warner, Inc................................        166,300      14,208,256
  Transocean Offshore, Inc........................        203,100       9,037,950
  U.S.A. Waste Services, Inc. (a).................        233,500      11,529,062
  USA Networks, Inc...............................        136,100       3,419,512
  Walt Disney Co..................................         85,500       8,982,844
  Wells Fargo & Co................................         29,100      10,737,900
  WorldCom, Inc. (a)..............................        128,200       6,209,688
                                                                   --------------
                                                                      283,801,289
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $490,167,887)............................................     685,729,015
                                                                   --------------

PREFERRED STOCKS -- 1.4%
FEDERAL REPUBLIC OF GERMANY
  Wella, A G
    (cost $6,747,046).............................          8,961      10,014,506
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $496,914,933)............................................     695,743,521
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 1.1%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  UNITED STATES
    Bear, Stearns & Co. Inc.,
      5.83%, 07/01/98
      (Cost $7,647,000) (b).......................  $       7,647  $    7,647,000
                                                                   --------------
TOTAL INVESTMENTS -- 96.7%
  (cost $504,561,933; Note 6)....................................     703,390,521
                                                                   --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT RECEIVABLE FROM
  COUNTERPARTIES -- 0.2%.........................................       1,348,569
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%....................
                                                                       22,869,039
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  727,608,129
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  AB    Aktiebolag (Swedish Stock Company)
  AG    Aktiengesellschaft (German Stock Company)
  N.V.  Naamloze Vennootschop (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Bear, Stearns & Co. Inc., repurchase price $7,648,238 due 7/1/ 98. The value of the collateral was $7,825,248.

(c)  Outstanding foreign currency contracts at June 30, 1998 were as follows:

                                             VALUE AT
           FOREIGN CURRENCY                 SETTLEMENT          CURRENT
               CONTRACTS                       DATE              VALUE           APPRECIATION
---------------------------------------  -----------------   --------------   ------------------
Sale:
Japanese Yen,
  expiring 10/01/98                         $   19,314,002    $  18,226,481      $ 1,087,521
  expiring 12/23/98                         $    4,750,000    $   4,619,652      $   130,348
  expiring 12/24/98                         $    4,750,000    $   4,619,300      $   130,700

JUNE 30, 1998 (UNAUDITED)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 were as follows:

Commercial Banks.......................    16.4%
Computer Services......................    11.9%
Telecommunications.....................    10.8%
Retail.................................    10.5%
Electronics............................     7.2%
Automobiles............................     6.9%
Oil & Gas Services.....................     4.0%
Hospitals..............................     3.5%
Media..................................     2.8%
Insurance..............................     2.7%
Commercial Services....................     2.2%
Machinery..............................     2.2%
Chemicals..............................     1.7%
Electrical Equipment...................     1.6%
Environmental Services.................     1.6%
Consumer Services......................     1.4%
Cosmetics & Soaps......................     1.4%
Drugs & Medical Supplies...............     1.4%
Leisure................................     1.2%
Construction...........................     1.0%
Precious Metals........................     0.9%
Food & Beverage........................     0.9%
Diversified Operations.................     0.8%
Paper and Related Products.............     0.5%
Real Estate Development................     0.1%
Trucking & Shipping....................     0.0%
Repurchase Agreement...................     1.1%
                                         ------
                                           96.7%
                                         ------
Forward currency contracts.............     0.2%
Other assets in excess of
  liabilities..........................     3.1%
                                         ------
                                          100.0%
                                         ------
                                         ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
             CERTAIN PORTFOLIOS OF THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the eight Portfolios available for investment by Discovery Select: Money Market Portfolio, Diversified Bond Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the six months ended June 30, 1998, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the six months ended June 30, 1998, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                             UNI           G/L
                                         ------------  -----------
Equity Portfolio.......................  $    132,673  $  (132,673)
Global Portfolio.......................    (1,253,947)   1,253,947

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Portfolio.................             0.40%
Diversified Bond Portfolio.............             0.40
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Global Portfolio.......................             0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1998.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $150,368 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                 Fund                    Commission
---------------------------------------  -----------
Equity Income Portfolio................   $  27,790
Equity Portfolio.......................     108,331
Global Portfolio.......................      14,247
                                         -----------
                                          $ 150,368

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,189,382,000 as of June 30, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Diversified Bond Portfolio.............  $    30,681,000      2.58%
High Yield Bond Portfolio..............        6,459,000      0.54
Stock Index Portfolio..................      116,704,000      9.81
Equity Income Portfolio................      108,947,000      9.16
Equity Portfolio.......................      661,589,000     55.63
Prudential Jennison Portfolio..........       19,338,000      1.63
All other portfolios (currently not
  available to Discovery Select).......      245,664,000     20.65
                                         ---------------  ----------
                                         $ 1,189,382,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.85%, in the principal amount of $340,000,000, repurchase price $340,055,250, due 7/1/98. The value of the collateral including accrued interest was $347,935,730.

Goldman Sachs & Co., Inc., 5.10%, in the principal amount of $169,382,000, repurchase price $169,405,996, due 7/1/98. The value of the collateral including accrued interest was $173,452,415.

Salomon Smith Barney Inc., 5.70%, in the principal amount of $340,000,000, repurchase price $340,053,833, due 7/1/98. The value of the collateral including accrued interest was $347,279,047.

SBC Warburg Dillon Reed Inc., 5.90%, in the principal amount of $340,000,000, repurchase price $340,055,722, due 7/1/98. The value of the collateral including accrued interest was $347,517,223.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1998 were as follows:

Cost of Purchases:

                                            HIGH
                          DIVERSIFIED      YIELD         STOCK         EQUITY                    PRUDENTIAL
                              BOND          BOND         INDEX         INCOME        EQUITY       JENNISON       GLOBAL
                          ------------  ------------  ------------  ------------  ------------  ------------  ------------
Government Securities...  $483,904,842       0             0             0             0             0             0
Non-Government
  Securities............  $515,117,787  $417,784,748  $267,686,221  $444,871,392  $726,500,817  $343,242,017  $258,075,348

Proceeds from Sales:

                                            HIGH
                          DIVERSIFIED      YIELD         STOCK         EQUITY                    PRUDENTIAL
                              BOND          BOND         INDEX         INCOME        EQUITY       JENNISON       GLOBAL
                          ------------  ------------  ------------  ------------  ------------  ------------  ------------
Government Securities...  $309,707,021       0             0             0             0             0             0
Non-Government
  Securities............  $561,436,949  $279,082,307  $ 43,589,341  $218,034,462  $1,026,419,816 $136,374,995 $274,480,277

The federal income tax basis and unrealized appreciation/depreciation of the Series Fund's investments as of June 30, 1998 were as follows:

                                            HIGH
                          DIVERSIFIED      YIELD          STOCK           EQUITY                       PRUDENTIAL
                              BOND          BOND          INDEX           INCOME          EQUITY        JENNISON       GLOBAL
                          ------------  ------------  --------------  --------------  --------------  ------------  ------------
Gross Unrealized
  Appreciation..........  $ 25,938,972  $ 13,707,937  $1,391,996,532  $  670,373,929  $2,043,459,258  $186,605,814  $207,400,426
Gross Unrealized
  Depreciation..........     2,876,703    14,919,649      21,316,928      73,210,933     107,046,879    15,493,349     8,598,136
Total Net Unrealized....    23,062,269    (1,211,712)  1,370,679,604     597,162,996   1,936,412,379   171,112,465   198,802,290
Tax Basis...............   902,862,198   702,712,520   1,731,988,450   1,848,001,409   4,800,586,453   648,557,033   504,588,231

For federal income tax purposes, the following Portfolio had a capital loss carryforward as of December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount:

                                         CAPITAL LOSSES
                                         CARRYFORWARDS
                                           AVAILABLE      EXPIRATION DATE
                                         --------------   ----------------
High Yield Bond Portfolio..............   $ 6,390,479         12/31/2003

\
FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    MONEY MARKET PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................        0.26           0.54         0.51         0.56         0.40         0.29
Dividends and distributions............       (0.26)         (0.54)       (0.51)       (0.56)       (0.40)       (0.29)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        2.67%          5.41%        5.22%        5.80%        4.05%        2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $866.3         $657.5       $668.8       $613.3       $583.3       $474.7
Ratios to average net assets:
  Expenses.............................        0.42%(c)        0.43%        0.44%        0.44%        0.47%        0.45%
  Net investment income................        5.29%(c)        5.28%        5.10%        5.64%        4.02%        2.90%

                                                                  DIVERSIFIED BOND PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.02      $   11.07    $   11.31    $   10.04    $   11.10    $   10.83
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.36           0.80         0.76         0.76         0.68         0.68
Net realized and unrealized gains
  (losses) on investments..............        0.13           0.11        (0.27)        1.29        (1.04)        0.40
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Total from investment operations.....        0.49           0.91         0.49         2.05        (0.36)        1.08
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.18)         (0.83)       (0.73)       (0.75)       (0.68)       (0.66)
Distributions from net realized
  gains................................       (0.04)         (0.13)          --        (0.03)       (0.02)       (0.15)
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Total distributions..................       (0.22)         (0.96)       (0.73)       (0.78)       (0.70)       (0.81)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.29      $   11.02    $   11.07    $   11.31    $   10.04    $   11.10
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        4.44%          8.57%        4.40%       20.73%       (3.23)%       10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $940.2         $816.7       $720.2       $655.8       $541.6       $576.2
Ratios to average net assets:
  Expenses.............................        0.43%(c)        0.43%        0.45%        0.44%        0.45%        0.46%
  Net investment income................        6.66%(c)        7.18%        6.89%        7.00%        6.41%        6.05%
Portfolio turnover rate................         108%           224%         210%         199%          32%          41%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                   HIGH YIELD BOND PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $   8.14      $    7.87    $    7.80    $    7.37    $    8.41    $    7.72
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.39           0.78         0.80         0.81         0.87         0.82
Net realized and unrealized gains
  (losses) on investments..............        0.03           0.26         0.06         0.46        (1.10)        0.63
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.42           1.04         0.86         1.27        (0.23)        1.45
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.20)         (0.77)       (0.78)       (0.84)       (0.81)       (0.76)
Dividends in excess of net investment
  income...............................          --             --        (0.01)          --           --           --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.20)         (0.77)       (0.79)       (0.84)       (0.81)       (0.76)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $   8.36      $    8.14    $    7.87    $    7.80    $    7.37    $    8.41
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        5.20%         13.78%       11.39%       17.56%       (2.72)%       19.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $709.6         $568.7       $432.9       $367.9       $306.2       $282.9
Ratios to average net assets:
  Expenses.............................        0.52%(c)        0.57%        0.63%        0.61%        0.65%        0.65%
  Net investment income................        9.11%(c)        9.78%        9.89%       10.34%        9.88%        9.91%
Portfolio turnover rate................          44%           106%          88%         139%          69%          96%

                                                                      STOCK INDEX PORTFOLIO
                                         --------------------------------------------------------------------------------
                                         SIX MONTHS                                YEAR ENDED
                                            ENDED                                 DECEMBER 31,
                                          JUNE 30,     ------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)      1993(a)
                                         -----------   ------------  ------------  ------------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  30.22      $    23.74    $    19.96    $    14.96    $   15.20    $   14.22
                                         -----------   ------------  ------------  ------------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.21            0.43          0.40          0.40         0.38         0.36
Net realized and unrealized gains
  (losses) on investments..............        5.06            7.34          4.06          5.13        (0.23)        1.00
                                         -----------   ------------  ------------  ------------  -----------  -----------
    Total from investment operations...        5.27            7.77          4.46          5.53         0.15         1.36
                                         -----------   ------------  ------------  ------------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.10)          (0.42)        (0.40)        (0.38)       (0.37)       (0.35)
Dividends in excess of net investment
  income...............................          --           (0.87)           --            --           --           --
Distributions from net realized
  gains................................       (0.08)             --         (0.28)        (0.15)       (0.02)       (0.03)
                                         -----------   ------------  ------------  ------------  -----------  -----------
    Total distributions................       (0.18)          (1.29)        (0.68)        (0.53)       (0.39)       (0.38)
                                         -----------   ------------  ------------  ------------  -----------  -----------
Net Asset Value, end of period.........    $  35.31      $    30.22    $    23.74    $    19.96    $   14.96    $   15.20
                                         -----------   ------------  ------------  ------------  -----------  -----------
                                         -----------   ------------  ------------  ------------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............       17.48%          32.83%        22.57%        37.06%        1.01%        9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $3,099.1        $2,448.2      $1,581.4      $1,031.3       $664.5       $615.1
Ratios to average net assets:
  Expenses.............................        0.37%(c)         0.37%         0.40%         0.38%        0.42%        0.42%
  Net investment income................        1.28%(c)         1.55%         1.95%         2.27%        2.50%        2.43%
Portfolio turnover rate................           2%              5%            1%            1%           2%           1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                      EQUITY INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 YEAR ENDED
                                            ENDED                                  DECEMBER 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)       1993(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  22.39      $    18.51    $    16.27    $    14.48    $    15.66    $    13.67
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.28            0.61          0.58          0.64          0.67          0.55
Net realized and unrealized gains
  (losses) on investments..............        1.95            6.06          2.88          2.50         (0.45)         2.46
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        2.23            6.67          3.46          3.14          0.22          3.01
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.17)          (0.57)        (0.71)        (0.62)        (0.56)        (0.50)
Distributions from net realized
  gains................................       (0.37)          (2.22)        (0.51)        (0.73)        (0.82)        (0.52)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.54)          (2.79)        (1.22)        (1.35)        (1.38)        (1.02)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  24.08      $    22.39    $    18.51    $    16.27    $    14.50    $    15.66
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN:(b)............        9.90%          36.61%        21.74%        21.70%         1.44%        22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $2,447.0        $2,029.8      $1,363.5      $1,110.0        $859.7        $602.8
Ratios to average net assets:
  Expenses.............................        0.42%(c)         0.41%         0.45%         0.43%         0.52%         0.54%
  Net investment income................        2.48%(c)         2.90%         3.36%         4.00%         3.92%         3.56%
Portfolio turnover rate................          10%             38%           21%           64%           63%           41%

                                                                          EQUITY PORTFOLIO
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 YEAR ENDED
                                            ENDED                                  DECEMBER 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)       1993(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  31.07      $    26.96    $    25.64    $    20.66    $    21.49    $    18.90
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.32            0.69          0.71          0.55          0.51          0.42
Net realized and unrealized gains on
  investments..........................        3.56            5.88          3.88          5.89          0.05          3.67
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        3.88            6.57          4.59          6.44          0.56          4.09
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.14)          (0.70)        (0.67)        (0.52)        (0.49)        (0.40)
Distributions from net realized
  gains................................       (0.16)          (1.76)        (2.60)        (0.94)        (0.90)        (1.10)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.30)          (2.46)        (3.27)        (1.46)        (1.39)        (1.50)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  34.65      $    31.07    $    26.96    $    25.64    $    20.66    $    21.49
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN:(b)............       12.47%          24.66%        18.52%        31.29%         2.78%        21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $6,706.8        $6,024.0      $4,814.0      $3,813.8      $2,617.8      $2,186.5
Ratios to average net assets:
  Expenses.............................        0.46%(c)         0.46%         0.50%         0.48%         0.55%         0.53%
  Net investment income................        1.91%(c)         2.27%         2.54%         2.28%         2.39%         1.99%
Portfolio turnover rate................          13%             13%           20%           18%            7%           13%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                      PRUDENTIAL JENNISON PORTFOLIO
                                         --------------------------------------------------------
                                         SIX MONTHS        YEAR ENDED
                                           ENDED          DECEMBER 31,        APRIL 25, 1995(d)
                                          JUNE 30,    ---------------------           TO
                                            1998         1997       1996     DECEMBER 31, 1995(a)
                                         ----------   ----------  ---------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $ 17.73      $   14.32   $  12.55        $ 10.00
                                         ----------   ----------  ---------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.03           0.04       0.02           0.02
Net realized and unrealized gains on
  investments..........................      3.65           4.48       1.78           2.54
                                         ----------   ----------  ---------        -------
    Total from investment operations...      3.68           4.52       1.80           2.56
                                         ----------   ----------  ---------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.03)         (0.04)     (0.03)         (0.01)
Distributions from net realized
  gains................................     (0.10)         (1.07)        --             --
                                         ----------   ----------  ---------        -------
    Total distributions................     (0.13)         (1.11)     (0.03)         (0.01)
                                         ----------   ----------  ---------        -------
Net Asset Value, end of period.........   $ 21.28      $   17.73   $  14.32        $ 12.55
                                         ----------   ----------  ---------        -------
                                         ----------   ----------  ---------        -------
TOTAL INVESTMENT RETURN:(b)............     20.75%         31.71%     14.41%         24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $826.7         $495.9     $226.5          $63.1
Ratios to average net assets:
  Expenses.............................      0.62%(c)       0.64%      0.66%          0.79%(c)
  Net investment income................      0.27%(c)       0.25%      0.20%          0.15%(c)
Portfolio turnover rate................        23%            60%        46%            37%

                                                                       GLOBAL PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.92      $   17.85    $   15.53    $   13.88    $   14.64    $   10.37
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.07           0.09         0.11         0.06         0.02         0.02
Net realized and unrealized gains
  (losses) on investments..............        3.40           1.11         2.94         2.14        (0.74)        4.44
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        3.47           1.20         3.05         2.20        (0.72)        4.46
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.07)         (0.13)       (0.11)       (0.24)       (0.02)       (0.08)
Dividends in excess of net investment
  income...............................          --          (0.10)          --           --           --           --
Distributions from net realized
  gains................................       (0.02)         (0.90)       (0.62)       (0.31)       (0.02)       (0.11)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.09)         (1.13)       (0.73)       (0.55)       (0.04)       (0.19)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  21.30      $   17.92    $   17.85    $   15.53    $   13.88    $   14.64
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............       19.34%          6.98%       19.97%       15.88%       (4.89)%       43.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $727.6         $638.4       $580.6       $400.1       $345.7       $129.1
Ratios to average net assets:
  Expenses.............................        0.88%(c)        0.85%        0.92%        1.06%        1.23%        1.44%
  Net investment income................        0.63%(c)        0.47%        0.64%        0.44%        0.20%        0.18%
Portfolio turnover rate................          40%            70%          41%          59%          37%          55%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of Operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA      W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  Ph.D.                      CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT             PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING
                             GROUP

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

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